Phoenix Benefit Choice VUL®

Phoenix Life Variable Universal Life Account
Issued by: Phoenix Life Insurance Company (“Phoenix”)

PROSPECTUS	April 30, 2010

This prospectus describes a flexible premium, variable universal life insurance policy that can provide lifetime insurance protection on the life of one person. We will pay the death benefit when the insured person dies. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase shares of the following funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares 1

     Invesco V.I. Capital Appreciation Fund 2

Calvert Variable Products, Inc.-Class 1 3

     Calvert VP S&P MidCap 400 Index Portfolio 4

DWS Investments VIT Funds– Class A

     DWS Equity 500 Index VIP      DWS Small Cap Index VIP

Federated Insurance Series

     Federated Fund for U.S. Government Securities II      Federated High Income Bond Fund II – Primary Shares      Federated Prime Money Fund II

Fidelity ® Variable Insurance Products – Service Class

     Fidelity® VIP Contrafund® Portfolio      Fidelity® VIP Growth Opportunities Portfolio      Fidelity® VIP Growth Portfolio      Fidelity® VIP Investment Grade Bond Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

     Franklin Income Securities Fund      Mutual Shares Securities Fund      Templeton Developing Markets Securities Fund      Templeton Foreign Securities Fund      Templeton Growth Securities Fund

Lord Abbett Series Fund, Inc. – Class VC

     Lord Abbett Bond-Debenture Portfolio      Lord Abbett Growth and Income Portfolio      Lord Abbett Mid-Cap Value Portfolio

Neuberger Berman Advisers Management Trust – Class S

     Neuberger Berman Advisers Management Trust Guardian Portfolio      Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio

Oppenheimer Variable Account Funds – Service Shares

     Oppenheimer Capital Appreciation Fund/VA      Oppenheimer Global Securities Fund/VA      Oppenheimer Main Street Small-Cap Fund®/VA

The Phoenix Edge Series Fund

     Phoenix Capital Growth Series      Phoenix Comstock Series 5      Phoenix Dynamic Asset Allocation Series: Aggressive Growth      Phoenix Dynamic Asset Allocation Series: Growth      Phoenix Dynamic Asset Allocation Series: Moderate Growth      Phoenix Dynamic Asset Allocation Series: Moderate      Phoenix Equity 500 Index Series 6      Phoenix Growth and Income Series      Phoenix Mid-Cap Growth Series      Phoenix Mid-Cap Value Series      Phoenix Multi-Sector Fixed Income Series      Phoenix Multi-Sector Short Term Bond Series      Phoenix Small-Cap Growth Series      Phoenix Small-Cap Value Series      Phoenix Strategic Allocation Series      Phoenix-Aberdeen International Series      Phoenix-Duff & Phelps Real Estate Securities Series

PIMCO Variable Insurance Trust – Advisor Class

     PIMCO CommodityRealReturnTM Strategy Portfolio      PIMCO Real Return Portfolio      PIMCO Total Return Portfolio

Sentinel Variable Products Trust

     Sentinel Variable Products Balanced Fund      Sentinel Variable Products Bond Fund      Sentinel Variable Products Common Stock Fund      Sentinel Variable Products Mid Cap Fund 7      Sentinel Variable Products Small Company Fund

The Universal Institutional Funds, Inc. (d.b.a. Van Kampen) – Class II Shares

     UIF Equity and Income Portfolio 8

Wanger Advisors Trust

     Wanger International      Wanger International Select      Wanger Select      Wanger USA

See Appendix A for additional information.

1 Formerly known as AIM Variable Insurance Funds. 2 Formerly known as AIM V.I. Capital Appreciation Fund. 3 Formerly known as Summit Mutual Funds, Inc. 4 Formerly known as Summit S&P MidCap 400 Index Portfolio. 5 Formerly known as Phoenix-Van Kampen Comstock Series. 6 Formerly known as Phoenix-Van Kampen Equity 500 Index Series. 7 Formerly known as Sentinel Variable Products Mid Cap Growth Fund. 8 Name of fund anticipated to change, to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

Heading	Page
Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. The word or term will appear in italics the first time it appears on that page.
Page
amount at risk	24
base face amount	17
Company	9
coverage layer	7
Good order	12
investment options	9
investment options	9
modified endowment contract (“MEC”)
monthly calculation day	24
monthly deduction amount	24
net surrender value	4
No Lapse Guarantee period
No Lapse Guarantee premium	31
policy anniversary
policy date	14
policy value	16
policy year	14
preferred loan
supplemental face amount	17
Termination	31
total cumulative premium test	30
total face amount	17
valuation date	15
7-pay test	35

Summary of Benefits and Risks

Most of the terms used throughout this prospectus are described within the text where they first appear.

This prospectus contains information about all material rights and features of the variable life policy that you should understand before investing. This summary describes the basic benefits and risks of the policy.

Summary of Policy Benefits

Death Benefits

This policy is a flexible premium variable universal life insurance policy. The policy is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to your named beneficiary when the person insured under the policy dies. You have a choice of three death benefit options with the policy:

Death Benefit Option A will equal the policy’s face amount, or the minimum death benefit if greater. Death Benefit Option B will equal the face amount plus the policy value, or the minimum death benefit if greater. Death Benefit Option C will equal the face amount plus the Death Benefit Option C Increase Amount, or the minimum death benefit if greater. This option is only available at policy issue.

The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the insured person at the beginning of the policy year in which death occurs.

The death benefit we pay will be reduced by any unpaid policy loan amounts and, unless the No Lapse Guarantee is in effect, unpaid policy charges.

You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.

Surrenders and Withdrawals

While the insured is living, you may surrender the policy for its net surrender value. The net surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

Beginning in the second policy year, subject to certain limitations, you may take withdrawals from the policy. You may incur a partial surrender charge on the amount withdrawn.

A withdrawal is not permitted if it would reduce the net surrender value to zero or would reduce the face amount below the minimum face amount for the policy. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse.

Surrenders and withdrawals may have adverse tax consequences.

Loans

Generally, you may borrow up to 100% of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We count any outstanding loans and loan interest toward the applicable limit. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.

Investment Choices

You may direct your premium to a wide variety of investment options available through the Separate Account, and to the Guaranteed Interest Accounts. Each investment option of the Separate Account invests directly in an underlying fund. You may generally transfer policy value among any of the Separate Account investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes. Your ability to make transfers is limited by (1) our minimum transfer amount, generally $500 per transfer, (2) limitations on transfers into and from the Guaranteed Interest Accounts contained in the policy and (3) restrictions on frequent trading and market timing activity imposed by us and the underlying funds. Each of these limitations is described in this prospectus. Otherwise, the policy does not limit the right to make transfers among the Separate Account investment options.

Asset Allocation and Strategic Programs

You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at our sole discretion.

Flexible Premiums

This policy allows for flexible premiums, which means that, within limitations, you may choose the amount of premium to allocate to the policy. The only premium you must pay is the minimum initial premium. Unless your initial premium is sufficient to keep the policy in force over time, additional premium payments may be required to prevent policy lapse. The minimum premium we will accept is $25.00.

Other Available Insurance Benefits

The following additional coverages and features may be available to you by rider. We currently make the following optional riders available with the policy. These riders increase a policy’s charges.

  Alternate Surrender Value Rider
  Disability Payment of Specified Premium Rider (maximum issue age is 60)

We also attach the following riders to the policy at issue:

  Accelerated Benefit Rider—a transaction fee applies when you use this rider
  LifePlan Options Rider—attached automatically at issue for policies with face amounts of $1,000,000 or more

  No Lapse Guarantee Rider (maximum issue age is 70)
  Overloan Protection Rider—a transaction fee applies when you use this rider

The riders may involve extra cost to you as indicated in the Fee Tables in this prospectus.

Your Right to Cancel the Policy

You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at our administrative office within ten days after you receive it, or within 45 days of signing the application. Your state may require a longer period.

Summary of Policy Risks

Suitability Risk

Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. Additionally, this policy is not suitable if you intend to utilize short-term trading strategies. Surrender charges apply during the first ten policy years and the first ten years following an increase in the policy face amount for coverage provided as base face amount, and in the first fifteen years on coverage provided by supplemental face amount. See “Policy Face Amount and Death Benefit” for a description of these components of the policy’s total face amount. Therefore, it may not be appropriate for you to purchase a policy if you foresee the need to withdraw all or part of your policy value during the first few policy years. Also, while the policy offers a variety of available investment options and the potential for appreciation, the policy is a life insurance contract containing policy charges and charges associated with the investment options of the Separate Account. These charges will reduce the investment performance of your policy.

Replacements

Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “free look” period.

Conflicts of Interest

Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution” section of this prospectus.

Tax Effects

Existing tax laws that currently provide favorable treatment of life insurance death benefit proceeds and deferred taxation of any increase in policy value due to investment earnings may change at any time. Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the policy value invested in the Separate Account or the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain circumstances may cause a policy to become a modified endowment contract or (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.

Risk of Lapse

Your policy will be at risk of terminating if the policy value less policy loans and accrued loan interest is not sufficient to cover the monthly charges due and the policy does not have a No Lapse Guarantee in effect. Your policy value will be reduced by the amount of any withdrawal, applicable withdrawal charge, loan, and loan interest due. Additionally, poor investment experience will also decrease your policy value. Therefore, these factors increase the risk that your policy will lapse, requiring you to make additional premium payments to keep the policy in force. Before your policy terminates, you will have a grace period during which we will alert you to an impending lapse and give you an opportunity to keep the policy in force by paying a specified amount. If the policy lapses, you may be given the opportunity to reinstate it by making the required premium payment and satisfying our other reinstatement requirements.

Investment Risk

The value of your policy will fluctuate with the performance of the Separate Account investment options you select. The investment options may decline in value and the underlying funds may not meet their stated objectives or perform to your expectations. You bear the investment risk, whether a gain or a loss, for any premium allocated to the Separate Account investment options. A comprehensive discussion of an underlying fund’s risks may be found in that fund’s prospectus.

Transfer Risk

Transfers or deposits to the Guaranteed Interest Accounts are generally limited to no more than $250,000 during any one week period. Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in the prospectus. Additionally, we reserve the right to reject or restrict transfers among investment options if we or an underlying fund determine the transfers reflect disruptive trading. Minimum balance and minimum transfer limits also apply.

Early Surrender Risk

This policy is designed to be held for the long-term. Surrender charges apply to surrenders, withdrawals and face amount decreases taken from the base face amount in the first ten policy years, and if you have increased the base face amount since the policy was issued, for the ten-year period following the date of any increase affected by the surrender, withdrawal, or face amount decrease. Surrender charges also apply during the first fifteen years for coverage provided by supplemental face amount. It is possible that a policy will have little or no net surrender value during the early policy years.

Limitations on Access to Cash Value

No loans will be allowed at issue of this policy other than loans carried from another policy as part of an exchange under Section 1035 of the Code. When available, loans are subject to maximum and minimum amounts. Withdrawals from the policy are not available in the first policy year or once the insured has attained age 100. When available, withdrawals are subject to maximum and minimum amounts and we reserve the right to charge a withdrawal fee of $25.00 per withdrawal. Withdrawals may reduce the policy face amount and may be subject to a partial surrender charge. Because of these charges and restrictions, there will be less cash value available for loans and withdrawals in the policy’s early years.

Policy Charge Risk

We have the right to increase certain policy and rider charges; however, these charges are capped at the maximums shown in the Fee Tables included in the following pages.

The following tables describe the fees, and expenses that you will pay when buying, owning and surrendering the policy. There are two tables describing the policy charges. The first describes the fees and expenses that you will pay at the time that you make premium payments, surrender the policy, transfer policy value between investment options, or exercise the certain riders.

Fee Tables

Transaction Fees

Charge	When Deducted	Amount Deducted
Premium Expense Charge	Upon premium payment	Maximum of 8% of each premium payment
Surrender Charge[1,2,4]	Upon surrender 1) For the base face amount, during the first ten policy years 2) For the supplemental face amount, during the first fifteen policy years	Base face amount charge:
maximum of $60.00 to minimum of $3.00 per $1,000 of base face amount
Supplemental face amount charge:
maximum of $60.00 to minimum of $3.00 per $1,000 of supplemental face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$13.00 per $1,000 of face amount
Partial Surrender Charge[2,3,4,6]	Upon withdrawal of policy value; and upon face amount decrease 1) For the base face amount, during the first ten policy years 2) For the supplemental face amount, during the first fifteen policy years	Base face amount charge:
maximum of $60.00 to minimum of $3.00 per $1,000 of base face amount
Supplemental face amount charge:
maximum of $60.00 to minimum of $3.00 per $1,000 of supplemental face amount
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class, assuming a partial surrender in the first policy year at the end of the month:
$13.00 per $1,000 of face amount
Transfer Charge	Upon transfer	Maximum of $25 per transfer after the first twelve transfers; not currently charged.
Withdrawal Fee[6]	Upon withdrawal	Maximum of $25.00 for each withdrawal; not currently charged.
Acceleration of Death Benefit Rider Charge	Upon exercise of the option	$300.00

Charge	When Deducted	Amount Deducted
Overloan Protection Option Charge[5]	On the next monthly calculation day following exercise of the option	3.5% of the policy value
[1]	This charge is incurred only if there is a full surrender. Each of the base face amount of the policy at issue and any increase in the base face amount is considered a coverage layer. Separate surrender charges apply to each coverage layer.
[2]	A surrender charge is applicable for 10 years from the policy date for the initial face amount and for 10 years from the date any additional coverage layer is added and for 15 years from the policy date for coverage provided as supplemental face amount. This charge varies according to the gender and issue age and risk class of the insured at the time of policy issue, as well as by the death benefit option in effect at the time of issue, and decreases as the insured ages. Surrender charges on additional coverage layers will also vary based on these factors as they exist at the time the layer is added. No surrender charge is applied after the policy anniversary on and following the insured’s attained age 100.
[3]	This charge is incurred only if there is a withdrawal or face amount decrease. To determine the charge, the full surrender charge is multiplied by the result of dividing the partial surrender amount by the net surrender value before the withdrawal or, in the case of a decrease, by the base face amount before the decrease.
[4]	This charge varies based on the insured’s individual characteristics. The surrender charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon factors including the age and risk class of the person you wish to insure, the death benefit option, face amount, planned premiums and riders requested. The personalized illustrations will show the effect of the surrender charges for the policy based on these factors. You may call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the surrender charges for your policy.
[5]	This benefit is provided by rider that is automatically made a part of any policy for which the Guideline Premium Test has been elected.
[6]	Partial surrenders are subject both to the Partial Surrender Charge and the Withdrawal Fee; however, we do not currently charge the Withdrawal Fee.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

Periodic Charges Other than Fund Operating Expenses

Charge	When Deducted		Amount Deducted
		Policies Issued on or Before December 31, 2008	Policies Issued On Or After January 1, 2009
Cost of Insurance [1,2,3,4,7]	On each monthly calculation day*	Maximum of $83.33 to minimum of $0.06 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,00 face amount, Death Benefit Option A, in preferred plus risk class:
$0.18 per $1,000 of amount at risk	Maximum of $29.20 to minimum of $0.02 per $1,000 of amount at risk
Representative charge for a 35-year old male, $500,00 face amount, Death Benefit Option A, in preferred plus risk class:
$0.11 per $1,000 of amount at risk
Coverage Charge [3,5,7]	On each monthly calculation day*	Base face amount charge: maximum of $4.00 to minimum $0.04 per $1,000 of base face amount during the first ten policy years
Supplemental face amount charge: maximum of $4.00 to minimum of $0.04 per $1,000 of supplemental face amount in all policy years.
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.16 per $1,000 of face amount
Mortality and Expense Risk Charge[7]	On each monthly calculation day*	Policy years 1-20
Maximum charge is 0.50% on an annual basis of investments in the Separate Account investment options.
Policy years 21 +
Maximum charge is 0.30% on an annual basis of investments in the Separate Account investment options.
Administrative Charge[7]	On each monthly calculation day*		Maximum of $7.00
Tax Charges	When we become liable for taxes.		Currently, there are no charges for taxes; however, we reserve the right to impose a charge should we become liable for taxes in the future.
Loan Interest Rate Charged[6]	Interest accrues daily and is due on each policy anniversary.		Maximum annual net cost is 1%

[1]	Cost of insurance charges will vary according to the insured’s age at issue, gender, risk class, policy year, death benefit option at issue and the ratio of policy value to death benefit. Cost of insurance charges generally will increase as the insured ages. Separate cost of insurance charges apply to each layer of coverage; the new charge for each layer is based on the insured’s attained age, gender, death benefit option at the time of increase and risk class at the time the layer is added. This table shows cost of insurance rates for standard risks. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations.
[2]	Policies issued on or before December 31, 2008 will be based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Table (Policy Form VULSP-80). Policies issued on or after January 1, 2009 will be based on the 2001 CSO Mortality Table (Policy Form VULSP-01). However, our transition rules allow for the use of the 1980 CSO Mortality Table on policies applied for and issued during the six month period immediately preceding January 1, 2009.
[3]	This charge varies based on the insured’s individual characteristics. The cost of insurance and coverage charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon factors including the age and risk class of the person you wish to insure, the death benefit option, face amount, planned premiums and riders requested. The personalized illustrations will show the effect of the cost of insurance and coverage charges for the policy based on these factors. You may call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the cost of insurance and coverage charges for your policy.
[4]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[5]	The coverage charge varies based on the insured’s age, gender, death benefit option and risk classification at issue. A separate coverage charge will apply to each coverage layer and will be based on the insured’s attained age, gender, risk classification and death benefit option at the time the layer is added.
[6]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, and the rate we credit the loaned portion of the Guaranteed Interest Account, where we allocate policy value equal to the amount of the loan, as collateral.
[7]	This charge does not apply beginning on the policy anniversary on which the insured’s attained age reaches 100.
*	The monthly calculation day is the day each month on which we assess these charges. The monthly calculation day is the same date each month beginning with the policy date.

This table shows the charges you will pay periodically for certain riders you elect to add to your policy. Other riders are available with this policy for which no separate rider charge is assessed but that may increase monthly cost of insurance deductions. We describe riders later under “Other Available Policy Benefits.”

Other Available Policy Benefits Expenses

Charge	When Deducted	Amount Deducted
Alternate Surrender Value Rider[1]	On each monthly calculation day*	Maximum of 5% to minimum of 3% of one-twelfth of the target annual premium
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$11.56
Disability Payment of Specified Premium Rider (Disability Benefit Rider)[1,2]	On each monthly calculation day*	Maximum of $0.64 to minimum of $0.19 per $100 of premium waived
Representative charge for a 35-year old male, $500,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.24 per $100 of premium waived
[1]	The charge for this rider varies based on the insured’s issue age, gender, death benefit option at issue and risk classification. We will increase this charge as the insured ages. The charges shown in this table may not be typical of the charges a particular policy owner will pay. Your policy’s rider specifications pages will indicate the costs applicable to your policy. If you would like information on the rider charges that would apply to your particular situation, you may request a personalized illustration from your financial representative or by calling us at 1-800-417-4769.
[2]	The charge for this rider also varies based on the specified benefit amount.
*	The monthly calculation day is the day each month on which we assess these charges. The monthly calculation day is the same date each month beginning with the policy date.

TOTAL ANNUAL FUND OPERATING EXPENSES

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2009, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Also, the Phoenix Dynamic Asset Allocation Series are series of a fund of funds. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.34%	2.47%
Net Annual Fund Operating Expenses[1]	0.34%	1.71%
[1]	Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2011. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Description of Phoenix Life Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix Life.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix Life sells variable life insurance and annuity products to individual and institutional customers. Phoenix Life is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

Obligations under the contracts are obligations of Phoenix Life. You may make contributions to the Guaranteed Interest Account or “GIA” which is supported by the assets in Phoenix Life’s general account. Such contributions are not invested in the Separate Account. The GIA is part of the general account of Phoenix Life (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Phoenix’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from PNX and subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2009 and any applicable amendments, may also be found on our website, phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA.

Description of Phoenix Life Variable Universal Life Account

Phoenix Life established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

Phoenix Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life insurance Company is obligated to pay all amounts contractually owed under the policies.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.

Performance History

We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.

You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Underlying Funds

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.

For additional information concerning the available investment options, please see Appendix A.

Administrative, Marketing and Support Service Fees

The Company and the principal underwriter for the policies have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the investment options under the policy or other policies offered by the Company. The Phoenix Edge Series Fund pays a flat fee to Phoenix Life Insurance Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant policies. The flat fee rates may be as much as $1.6 million. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include but are not limited to soliciting applications for Variable Contracts issued by the Company, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Account (collectively, the Guaranteed Interest Accounts). Amounts you allocate to any of the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information.

The Long-term Guaranteed Interest Account has more restrictive transfer options out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

In general, you may make only one transfer per policy year from the Guaranteed Interest Accounts. Additionally, we may impose limitations on the amounts of premium or policy value that can be allocated to or transferred into or out of the Guaranteed Interest Accounts. These limitations are described below.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The features specific to each type of Guaranteed Interest Account are detailed below.

Guaranteed Interest Account

We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy. Except for transfers resulting from the Systematic Income Program described later in this prospectus, the amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

First Year:	25% of the total value
Second Year:	33% of remaining value
Third Year:	50% of remaining value
Fourth Year:	100% of remaining value

Long-term Guaranteed Interest Account

The amount that can be transferred out is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

Transfers from the Long-term Guaranteed Interest Account are not permitted under the Systematic Transfer Programs.

We reserve the right to limit transfers and cumulative premium payments to the Long-term Guaranteed Interest Account to $1,000,000 over a 12-month period.

The Policy

This prospectus describes a flexible premium variable universal life policy insuring the life of a single person. The policy has a death benefit, net surrender value, and a loan privilege, as does a traditional fixed benefit whole life policy. However, you may allocate your premium into one or more investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in an underlying fund. Accordingly, the policy value varies according to the investment performance of the funds to which net premiums have been allocated.

Generally, the policy allows you to change the death benefit coverage by increases or decreases to the face amount and through optional riders. The policy also provides a No Lapse benefit through a rider that is attached to the policy automatically at issue for policies with insureds who are age 70 or younger on the policy date. This benefit guarantees that the policy will not lapse as a result of inadequate cash value if your policy meets certain criteria. These and other policy features are described later in this prospectus.

You may contact us about the policy through our VPMO or VULA as listed on the first page of this prospectus. We will process your premiums and policy requests when we receive them in good order. “Good order” means that we have received all necessary documents and properly completed forms at the designated office.

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO at the address located on the first page of this SAI. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.

The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

Suicide

We will stop and void the policy if the insured person commits suicide within two years of the policy issue date. We will then return the policy value reduced by any outstanding debt and refund any monthly deductions and other fees and charges.

Incontestability

We may not contest this policy or any attached rider after it has been in force for two years during which the insured person is alive. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Change of Owner or Beneficiary

The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before then, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate. A change in owner may result in income, estate or gift taxes.

You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice.

Misstatements In the Application

If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons’ correct personal information.

Surplus

This nonparticipating policy does not pay dividends. You will not share in Phoenix’s surplus earnings.

Contract Rights: Owner, Insured, Beneficiary, Assignment

Owner

The owner is the person named in the application for the policy or, if the ownership of the policy has changed, the person we have listed as the owner in our records. The owner will generally make the choices that determine how the policy operates while it is in force. When we use the terms “you” or “your” in this prospectus, we are referring to the owner or, if the policy was issued as a group contract, we are referring to the certificate holder.

Insured

The insured is the person on whose life the policy is issued. You name this person in the application for the policy. A policy may be issued to insureds ages 18 through 85 for most underwriting classes. We will require that you provide evidence that the person to be insured is, in fact, insurable.

Beneficiary

The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VPMO. Generally, the change will take effect as of the date your request is signed.

If no beneficiary is living when the person insured dies, we will pay you the death benefit, unless you have given us other instructions; or, if you are no longer living, we will pay the death benefit to your estate.

Assignment

You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VPMO, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy and Your Right to Cancel

You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest as defined by applicable state law in the life of the person to be insured. You may also need to have the consent of the person to be insured and may, depending on state or federal law, need to provide specified information to the proposed insured prior to issuance of the policy. We may decline to issue you a policy if the insured does not meet our underwriting standards.

How to Purchase a Policy

To purchase a policy, you must complete an application with your registered representative. The person to be insured may be required to undergo a medical examination. We base our insurance risk rates on the person’s gender, attained age, death benefit option and risk class. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We may decline to issue a policy if the insured does not meet our underwriting standards.

The minimum initial premium is due no later than the policy date. The policy date is the date shown on the specifications pages and is the date from which policy years and policy anniversaries are measured. Each 12-month period following the policy date is a policy year and each anniversary of the policy date is a policy anniversary. If you submit the initial premium before the policy date, we will consider the payment not in good order and will deposit it to a non-interest bearing account. If we decline coverage, we will refund your initial premium payment. If we approve you for coverage, we will apply the initial premium payment, less the premium expense charge to the policy, as described under “Processing Premium Payments” below and in accordance with the Right to Return provision in the policy.

We will determine the minimum initial premium based on the selected face amount for the policy, including amounts provided by rider, the death benefit selected at issue and the insured’s rating characteristics. The minimum initial premium will be shown on the policy’s specifications pages.

The insured person must be alive when the initial premium is paid. You must deliver the initial premium to your registered representative, who will forward it to our underwriting department. If, for any reason, your initial net premium payment is insufficient, we will not consider the premium payment to be in good order until we receive the balance due. If we receive your initial premium after the policy date, and monthly charges are due for the policy, we will deduct the premium expense charge and any monthly charges due before applying the payment to the policy.

Your Right to Cancel

State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

the policy value on the date of cancellation; or the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

the current policy value less any debt; plus any monthly deductions and other charges made under the policy.

For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

Premium Payments and Allocation of Premium

Premium Flexibility

Other than payment of the minimum initial premium, there is no minimum premium required for this policy; however, you must maintain policy value sufficient to pay the charges due on each monthly calculation day in order to keep the policy in force. Payment of premiums will not guarantee that the policy will remain in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. The policy will be issued with a No Lapse Guarantee benefit. This benefit will prevent the policy from lapsing for insufficient policy value if certain criteria are met. This benefit is described in the “No Lapse Guarantee” benefit section of this prospectus.

Subject to the maximum limitations on premiums described below, you may pay additional premium to your policy at any time before the policy anniversary following the insured’s 100th birthday. The minimum premium payment we will accept is $25.00, except when a policy is in its grace period. In that case, the minimum premium we will accept is the amount necessary to prevent the policy from terminating. To pay premiums by check or money order, the amount must be drawn against a U.S. bank and be made in U.S. dollars. We will not accept any starter or third party check unless it meets our administrative requirements. Amounts you pay us by check may not be available for surrender, withdrawal or loan until the check clears the banking system.

Ways to Pay Premium

You may make subsequent premium payments by establishing a planned premium schedule for your policy, participating in our automated payment service, or making unplanned premium payments.

You may establish a planned premium schedule for your policy at the time of application or after issue. At the time of application, you may select (within limits) the planned premium amount for your policy and the frequency with which we will send you premium notices. We currently provide billing at annual, semi-annual, and quarterly intervals. You should note that we do not provide bills for fractional periods. As a result, you may wish to consult your registered representative or the VULA to consider the effect of a change to the planned premium arrangement for your policy.

You may participate in our automated payment service. Under this service you may elect to pay subsequent premiums by pre-authorized check. Under this service, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period.

You can discontinue the automated payment service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, we will establish your policy on regular billing at the most frequent modal premium available under your policy.

We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service with 30 days written notice to you.

You may also make unplanned premium payments by contacting the VULA for the appropriate check processing address.

Processing Premium Payments

When we receive your premium payment in good order, we reduce the payment amount by the premium expense charge shown in the fee table. Generally, the resulting amount, also known as the net premium, is then applied to your policy according to your premium allocation instructions as of the valuation date on which we received the premium.

A “valuation date” is any day on which the net asset value of the units of each investment option of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (“NYSE”), or its successor, is open for regular trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays. If we receive your premium payment in good order after the close of a valuation day or on a non-valuation day, we will apply it according to the rules below on the next valuation day.

As noted above, for policies issued in return of premium states, initial net premium is allocated to the money market investment option of the Separate Account. You may change your premium allocation instructions at any time by submitting a new premium allocation form to the VPMO, or by contacting us at the phone number shown on the first page of this prospectus. Except for premiums that may cause a policy to fail the definition of Life Insurance, as defined in the Internal Revenue Code (“Code”), or would cause the policy to become a modified endowment contract (“MEC”), as defined in the Code, premiums submitted after the effective date of a premium allocation change will be allocated in accordance with your premium allocation instructions we then have on file.

Premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions due during the grace period. Any remaining balance will be applied to the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your then current premium allocation instructions.

We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause the MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status.

For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC. For additional information about the 7-pay test, see the “Modified Endowments Contract” section of this prospectus.

Premium Limitations

We establish maximum premiums and may change them at any time. Additionally, the Internal Revenue Code (Code) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests used to determine if a policy meets Code rules, the Cash Value Accumulation Test, and the Guideline Premium Test. The test that applies to a policy is shown in the policy’s specifications pages. Your election to follow one of the two tests cannot be changed after issue. More discussion of these tax law requirements is provided under “Tax Considerations.”

We reserve the right to refuse any premium payments that would cause the policy to fail the test you elected unless such amount is necessary to keep the policy in force. If the total premium limit is exceeded, the policy owner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. If the policy’s death benefit requires adjustment as a result of this premium refund, we will make this adjustment effective the date the premium is removed from the policy. We will refund the premium from the Separate Account investment options and the Guaranteed Interest Accounts on a pro rata basis according to your then current allocation instructions unless you request otherwise in writing. At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the “Definition of Life Insurance” requirements of the Code.

Policy Values

How the Value of Your Policy is Calculated

Your policy value is the sum of the policy’s values in the investment options of the Separate Account, and the values in the Guaranteed Interest Accounts.

We will calculate your policy value on each valuation date. If we receive your premium payment or transaction request in good order prior to the close of the valuation date, we will process that premium or transaction using the unit values determined following the close of the NYSE for that day. If we receive your premium or transaction request after the close of the valuation date, we will process that premium or transaction using the unit values calculated for the next valuation date. If a scheduled transaction falls on a non-valuation date, we will process it as of the next valuation date.

Separate Account Policy Value

On each valuation date, the Separate Account policy value is the total of your policy values in each investment option of the Separate Account. When you make a premium payment, and have amounts allocated to the investment options of the Separate Account, we credit your policy with accumulation units. Your net premium purchases units of each Separate Account investment option to which you have allocated premium. We determine the number of accumulation units to credit to each Separate Account investment option by dividing the amount of the net premium payment by the unit value of that Separate Account investment option. The value of a unit of the Separate Account investment options varies from valuation date to valuation date. Changes in the accumulation unit value reflect the investment performance of the underlying fund and the fund’s fees and expenses. On each monthly calculation day, we deduct the mortality and expense risk charge from the Separate Account policy value.

Policy transactions that involve amounts allocated to the Separate Account investment options, including loans, withdrawals, and transfers are effected by purchasing and selling the units of the investment options.

Guaranteed Interest Accounts Policy Value

If you allocate premium or transfer money to the Guaranteed Interest Accounts, your policy value includes the value of those amounts. The amount you allocate or transfer to the Guaranteed Interest Accounts will earn interest at the rates we declare from time to time. We guarantee that the rates will not be less than 3.00% on an annual basis. You may determine the current crediting rates for the Guaranteed Interest Accounts by contacting the VULA at the number shown on the first page of this prospectus. Your policy value in the Guaranteed Interest Accounts is not subject to the mortality and expense risk charge. Otherwise, all policy charges apply to this portion of the policy value. Policy Face Amount and Death Benefit

The policy provides for a base face amount, which is the face amount you select in your policy application and any increases to that face amount. You may also elect supplemental face amountcoverage, which is additional face amount coverage, at the time of application. You can elect up to 900% of the base face amount at the issue date as supplemental face amount. The policy’s total face amount is the sum of the base face amount and any supplemental face amount you elect to add.

Generally speaking, whether to elect all coverage as base face amount or some as supplemental face amount depends on your tolerance for longer, or potentially longer, charge periods in exchange for certain charges being lower on a current basis.

The minimum initial total face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Changing the Policy Face Amount,” “Increases in Face Amount” and “Requests for Decrease in Face Amount” for more information.

You should know that

Both the base face amount and supplemental face amount are subject to the same types of charges, namely, the cost of insurance charge, coverage charge and surrender charges. These charges are described in the “Policy Charges” section of this prospectus. The maximum guaranteed charges are the same for the base face amount and the supplemental face amount. These maximum charges are shown in the “Fee Tables” section of this prospectus. The cost of insurance charges are the same for the base face amount and the supplemental face amount on a current basis. The coverage charges on a current basis are lower for supplemental face amount than for base face amount coverage. Coverage charges may extend for a longer period of time for supplemental face amount than they do for base face amount. The coverage charge on the base face amount lasts for only 10 years on both a current and guaranteed basis. The supplemental face amount coverage charges last for 10 years on a current basis and to age 100 on a guaranteed basis. Surrender charges extend for a longer period for supplemental face amount than for base face amount coverage on both a current and guaranteed basis. The base face amount surrender charge lasts for only 10 years on both a current and guaranteed basis. The supplemental face amount surrender charge lasts for 15 years on both a current and guaranteed basis. Your registered representative will generally receive less compensation for selling supplemental coverage than for selling coverage provided by the base face amount.

You should consult with your registered representative and request a personalized illustration to determine whether a combination of base face amount and supplemental face amount is appropriate for your situation.

Death Benefit Options and Minimum Death Benefit

The policy provides a choice of three death benefit options.

1.	Death Benefit Option A will pay the policy’s total face amount, but not less than the minimum death benefit on the date of the insured person’s death.
2.	Death Benefit Option B will pay the policy’s total face amount plus the policy value but not less than the minimum death benefit on the date of the insured person’s death. Death Benefit Option B is a variable death benefit. Because this death benefit option includes policy value, it will vary from day to day due to the performance of the investment options in which you have policy value
3.	Death Benefit Option C will pay the policy’s total face amount plus the Death Benefit Option C Increase Amount on the date of death of the insured or, if greater, the minimum death benefit on the date of the insured person’s death. The Death Benefit Option C Increase Amount is equal to total premiums paid less total withdrawals, each accumulated at an annual effective rate equal to the Death Benefit Option C Interest Rate shown on your policy’s specification pages. This increase amount is subject to a maximum and not less than zero. This option is only available at policy issue.

On the policy anniversary following the insured’s 100th birthday, we will change the Death Benefit Option to option A and the amount payable under this option will be the greater of the policy’s total face amount or the policy value on the insured’s date of death.

We will determine the minimum death benefit by increasing the policy value on the date of death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the insured person’s attained age at the beginning of the policy year in which death occurs.

Changing the Death Benefit Option

Beginning in the second policy year, you may change the Death Benefit Option once per policy year prior to the policy anniversary following the insured’s 100th birthday. You may not change to Death Benefit Option C and may not change from Death Benefit Option C to Death Benefit Option B. We will not require evidence of insurability for a change in Death Benefit Option. A change in Death Benefit Option will become effective on the monthly calculation day on or next following the date we approve your written request for the change.

Changing from Death Benefit Option A to Death Benefit Option B, decreases the face amount of the policy by the policy value as of the effective date of the option change.

Changing from Death Benefit Option B to Death Benefit Option A increases the face amount of the policy by the amount of policy value as of the effective date of the option change. Additional cost of insurance charges apply to the increased face amount.

Changing from Death Benefit Option C to Death Benefit Option A increases the total face amount of the policy by the Death Benefit Option C Increase Amount. Additional cost of insurance charges apply to the increased face amount.

Changing death benefit options will not change the surrender charges for the policy.

Changing the Policy Face Amount

Requests for Decrease in Face Amount

You may request a decrease in face amount at any time after the first policy year provided Death Benefit Option C is not in effect. Unless we agree otherwise, the decrease must be at least $25,000 and the base face amount remaining after the decrease must be at least $100,000. We will implement a requested face amount decrease by first reducing the supplemental face amount, then reducing any coverage layers that have been added to the policy beginning with the layer most recently added, and finally reducing the base face amount.

All face amount decrease requests must submitted on our form to the VPMO. Face amount decreases will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The partial surrender charge on the total face amount will be a portion of the surrender charges that would apply to a full surrender at the time of the decrease. This portion is determined by multiplying the full surrender charges by the result of (a) divided by (b) where (a) is the amount of the total face amount decrease and (b) is the total face amount before the decrease.

Generally, there will be a pro-rata reduction of the cost of insurance as a result of a face amount decrease.

Requests for Increase in Face Amount

Unless Death Benefit Option C is in effect, you may request an increase to the base face amount in the second policy year. An approved increase will be effective on the first policy anniversary after we approve the request.

The minimum face amount increase is $25,000 per increase. The amount of each increase will be considered a new coverage layer. Each coverage layer will have its own 10-year surrender charge, 10-year coverage charge and current cost of insurance charge. These charges will be based on the insured’s gender, attained age, and risk class at the time the layer is added, as well as on the death benefit option in effect at the time the layer is added.

All face amount increase requests must be submitted on our form to the VPMO and will be subject to evidence of the insured’s insurability according to our then current guidelines. We reserve the right to limit increases in face amount.

Effect of Loans, Withdrawals and Requested Decreases in Face Amount on Death Benefit

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. A withdrawal or a requested decrease to face amount generally decreases the death benefit. A requested decrease in face amount reduces the death benefit on the next monthly calculation day by the requested amount of the decrease. A decrease in the death benefit may have tax consequences.

Payment of Death Benefit

Upon our receipt of due proof of death of the insured while the policy was in force, we will make the death benefit payment based on the death benefit option then in effect. We will process death benefits at values next computed after we receive the due proof of death, provided this documentation is in good order. Payment of death proceeds usually will be made in one lump sum within seven days, unless another mode of payment has been agreed upon by you and us. You should know that we offer the Phoenix Concierge Account (“PCA”) as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company.

Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

Limitations on Payment of the Death Benefit

The death benefit may be limited if the insured person commits suicide within certain time periods specified by state law, generally two years of the date that the policy is issued or coverage is increased.

Also, if the insured’s age or gender was misstated in the policy application we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using the insured’s correct age and gender.

If the policy was in the grace period on the date of the insured’s death, the death proceeds will be reduced by any outstanding monthly charges, unless a No Lapse Guarantee benefit was in effect for the policy.

Reduced Paid-Up Death Benefit

For policies issued in the State of New York only, upon your written request, after this policy has been in force at least one full year, this policy can be lapsed to a reduced paid-up death benefit as of the date of your written request. The amount of death benefit will be calculated based on the net surrender value of the policy, a 4% interest rate and the maximum monthly cost of insurance rates as shown in the specifications pages of the policy. Once elected, no further premiums may be paid into the policy and all riders attached to the policy will terminate.

Payment Options

All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

Payment in one lump sum.

Option 2—Left to Earn Interest

A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

Equal installments are paid until the later of:

the death of the payee; or the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

10 years; 20 years; or until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

Option 5—Life Annuity

Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

Option 6—Payments of a Specified Amount

Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.

This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-year Period Certain

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

the end of the 10-year period certain; the death of the insured; or the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 and 3/8% per year.

For additional information concerning the above payment options, see the policy.

Surrenders and Withdrawals

Surrenders

You may surrender the policy for its net surrender value at any time as long as insured person is living and the policy is in force. A policy’s net surrender value is the policy value less any applicable surrender charge and less any unpaid policy loans and interest. The amount available for surrender will be the net surrender value at the end of the valuation date on which we receive the policy and the written surrender request in a form satisfactory to us at VPMO.

Withdrawals

Beginning in the second policy year, you may receive a part of the policy’s net surrender value by submitting a written request for a withdrawal to VPMO. You may request one withdrawal per policy month.

We do not permit withdrawals of less than $500 (if required by your state, a lower minimum will be shown on the policy’s specifications pages), if the resulting death benefit would be less than the policy’s minimum face amount as shown on the specifications pages for the policy, or if the withdrawal would reduce the net surrender value to zero. We may require you to withdraw the entire value allocated to an investment option if the withdrawal would result in a value below $500 in that investment option.

You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions.

A withdrawal will reduce your policy value by the sum of the:

Withdrawal Amount—the portion of the net surrender value you choose, but not less than $500; plus Withdrawal Fee—currently set at $0 (not to exceed $25); plus Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender. The pro rata portion equals the full surrender charge multiplied by the result of (a) divided by (b) where (a) equals the withdrawal amount and (b) equals the net surrender value.

We will reduce your policy’s net surrender value by the withdrawal amount. Additionally, if your policy has Death Benefit Option A or Death Benefit Option C, we will reduce your policy’s total face amount, unless at the time the withdrawal is to be processed, your policy is within the cash value corridor defined by the Code test you have selected for your policy. For more information about these tests, see “Tax Considerations.”

For Death Benefit Option A, we will reduce the policy’s total face amount by the amount of the withdrawal. For Death Benefit Option C, we will reduce the policy’s total face amount by the withdrawal amount, but only once cumulative withdrawals taken are greater than the cumulative premiums paid.

Any reduction in face amount resulting from a withdrawal will be processed by first reducing the supplemental face amount, then reducing any coverage layers that have been added to the policy beginning with the layer most recently added, and finally reducing the base face amount.

Processing and Payment of Surrenders, Withdrawals

A surrender or withdrawal will be effective on the valuation date we receive your written request at the VPMO in good order or, if we receive your request after the end of a valuation date or on a non-valuation date, on the next following valuation date. We generally pay surrendered and withdrawn amounts within seven days of receiving your request in good order.

We may postpone payment of amounts surrendered, withdrawn or loaned under certain circumstances as described in the section of this prospectus entitled “Postponement of Payments.”

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Policy Loans

As discussed below, you may borrow up to a specified amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans over $100,000.

If you exchange an existing policy into a new policy that satisfies section 1035 of the Code, a policy loan on the existing policy can be included with the exchange. As a result, the new policy would be subject to the same loan as the existing policy. These are preferred loans. If you requested a preferred loan at issue, the maximum preferred loan value is the lesser of the actual loan requested to be carried over from the existing policy or 75% of the proceeds exchanged from the existing policy. Once you take a preferred loan at issue, you may not take subsequent preferred loans from the policy. For all regular loans other than preferred loans, the maximum loan amount will be 100% of the net surrender value.

When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the loaned portion of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from the Separate Account investment options and the Guaranteed Interest Accounts for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

The rate of interest we charge on policy loans depends on the type of policy loan and the policy year in which the loan is taken. The maximum loan interest rates are shown in the “Charges and Deductions” section of this prospectus. Loan interest accrues daily from the date of the loan and is payable in arrears. At the end of each policy year, all interest due will be treated as a new loan and we will transfer the amount of any unpaid loan interest from your Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account.

You may repay a loan at any time the policy is in force. Unless you designate a policy payment as a loan repayment, we will apply the payment as premium. We apply loan repayments first to pay any outstanding loan interest on regular loans and then on preferred loans. We then apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Account first for all regular loans and then for any preferred loans, and correspondingly increase the non-loaned portion of the Guaranteed Interest Account. If you make a loan repayment that exceeds the remaining loan interest and loan balance, we will apply the excess among the investment options according to your most recent premium allocation instructions on file.

We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy’s net surrender value is not sufficient to pay monthly charges that come due and the policy does not have a No Lapse Guarantee period in effect.

Outstanding loans can also reduce your policy’s death benefit and surrender value. We deduct the amount of any outstanding loans plus any accrued loan interest from your death benefit and surrender value.

The proceeds of policy loans may be subject to federal income tax if the policy is or becomes a MEC. For additional information about MECs, see the “Modified Endowments Contract” section of this prospectus.

A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from the investment results of the Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The effect could be favorable or unfavorable. Since taking a policy loan may negatively impact policy value, it may increase the risk that your policy will terminate. The longer a loan is outstanding, the greater the effect is likely to be. Additionally, the favorable or unfavorable effect of a policy loan on policy value may be greater for policies with Death Benefit Option B since the death benefit amount for that option includes the amount of policy value.

For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Overloan Protection Option

We provide this option by rider attached to the policy automatically when the policy is issued. There is no periodic charge for this option; however, as described below, a charge applies when you exercise the option.

This option is designed to prevent a heavily loaned policy from lapsing. You may exercise this option when you make a written request and satisfy the following conditions.

The policy has been in force for at least 15 years; The insured is at least 65 years old; All premiums paid have been withdrawn by policy withdrawals; and The loan balance is equal to 96% of the policy value (any loan in excess of this amount must be repaid at the time you request to exercise this option).

When you elect this option, the following actions will occur on the next monthly calculation day.

Optional riders in effect, if any, will terminate; We will deduct a one-time transaction charge of 3.5% of the policy value; The death benefit option will permanently change to Death Benefit Option A; The face amount will be reduced to the policy value multiplied by 101%; The remaining policy value will be transferred to the Long-term Guaranteed Interest Account. No transfer charge will be assessed for this transfer. No further transfers will be allowed; The death benefit will be the greater of:
  the new total face amount, or
  the greater of the policy value or the loan multiplied by the applicable minimum death benefit percentage.

After this option is exercised, monthly charges will no longer be assessed. Loan interest will continue to accrue but the loan interest rate charged will be equal to the interest rate credited on policy loans. No additional premium payments will be accepted. No additional partial surrenders, policy loans or loan repayments will be allowed. Any loan balance and accrued interest will reduce the death benefit payable and the loan interest will continue to accrue. Exercise of this option may result in an income tax liability.

Systematic Income Program

Systematic Income is a predetermined series of periodic withdrawals and loans. You may initiate or terminate these periodic withdrawals and loans by completing the appropriate form and returning it to our VPMO.

Typically, the payments under Systematic Income will be withdrawals until the total premiums paid into the policy are exhausted, and then the payments will be loans. The minimum amount available for withdrawals and loans under our rules is $500. However, we reserve the right to waive this minimum. Additionally, the restrictions on withdrawals from the Guaranteed Interest Accounts are waived for Systematic Income payments. You may contact the VULA for more detailed information about Systematic Income.

Transfer of Policy Value

Internet and Telephone Transfers

You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.

We do not charge for transfers at this time. However, we reserve the right to charge a fee of $25 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the twelve-transfer limit. For more information, see ”Market Timing and Other Disruptive Trading.”

You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on our behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

Phoenix Life and Phoenix Equity Planning Corporation (“PEPCO”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Phoenix Life and PEPCO may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix Life and PEPCO reasonably believe to be genuine.

We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions

We may not allow transfers that result in less than $500 remaining in any investment option of the Separate Account and may require that the entire balance of an investment option or the Guaranteed Interest Accounts be transferred if the requested transfer would result in less than $500 remaining in any of these options.

The Guaranteed Interest Accounts have additional transfer restrictions:

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a Systematic Transfer Program or if we agree to make an exception to this rule. The amount you may transfer is the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account. The total non-loaned portion of the Guaranteed Interest Account may be transferred over a consecutive 4-year period, as described in “The Guaranteed Interest Accounts.” For the Long-term Guaranteed Interest Account, the amount you may transfer is limited to the greatest of $1,000, 10% of the value of the Long-term Guaranteed Interest Account, or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

You may transfer policy value into the Guaranteed Interest Accounts at any time. We reserve the right to limit maximum transfers into the Guaranteed Interest Accounts during any one-week period.

For more information on the Guaranteed Interest Accounts, please see, “The Guaranteed Interest Accounts.”

Charges and Deductions

General

Charges affect your policy value and the amount you may receive from your policy.

We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing certain insurance benefits. The policy provides for three types of charges; charges deducted from premium payments, periodic charges deducted monthly, and conditional charges that are imposed only if certain events occur.

Charges Deducted from Premium Payments

Premium Expense Charge

We deduct a premium expense charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing). This charge is guaranteed not to exceed 8% per premium payment, although the current charge may change. Any change in the current charge would be made on a uniform and non-discriminatory basis and would apply to premium we receive on and after the effective date of the new charge.

Periodic Charges

Monthly Charges

We make monthly deductions on each monthly calculation day. Your policy’s first monthly calculation day is the policy date. Subsequent monthly calculation days are on the same day of each calendar month. Your policy’s monthly calculation day will be listed on the policy specifications pages. The policy’s monthly deduction amount is the sum of the following charges: cost of insurance, mortality and expense risk charge, administrative charge, coverage charge and rider charges. We do not assess monthly charges beginning on the policy anniversary on which the insured is age 100.

With the exception of the monthly deduction of the mortality and expense risk charge described below, monthly charges are deducted from your policy value in the investment options within the Separate Account, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account on a proportionate basis unless you request that we exclude any of these in your application for the policy. Should your balance in any of the investment options become depleted, unless we agree otherwise, we will proportionally increase the deduction from your policy value in the remaining investment options.

Cost of Insurance

We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. The amount at risk depends in part on the death benefit option in effect. Since the policy value is included in the death benefit under Death Benefit Option B, the death benefit under this death benefit option is affected by performance of the investment options chosen, payment of premiums and charges assessed.

We base our current rates on gender, attained age, risk class, and death benefit option at issue. We also consider the duration, or how long the policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We base the current monthly cost of insurance charge, in part, on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. For policies issued before October 27, 2008, the guaranteed maximum rates are equal to 100% of the applicable 1980 Commissioners Standard Ordinary (“1980 CSO”) Mortality Table, based on the insured’s last birthday. For policies issued on or after October 27, 2008, the guaranteed maximum rates are equal to 100% of the applicable 2001 Commissioners Standard Ordinary (“2001 CSO”) Mortality Table, based on the insured’s last birthday.

We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time. We currently insure lives as either standard risk class or a risk class involving a higher mortality risk. We determine your risk class based on your health and the medical information you provide. Lives in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than lives in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

Additionally, the cost of insurance charge applicable to your policy depends on the total face amount, including supplemental face amount and any coverage layers in addition to the base face amount.

Policy owners who qualified for our most selective risk classifications at the time of policy issue and who have Body Mass Index within a specified range at the end of policy years 5, 10, 15, and 20, and, in Puerto Rico, at issue, may be eligible for discounted cost of insurance rates beginning at the end of policy years 5, 10, 15 and 20. Under this program, policy owners may request an improvement in risk classification for the base face amount at the end of the 5th policy year, and also at the end of policy years 10, 15, and 20 if we have granted all prior improvement requests related to the policy. We will require evidence that the insured meets our underwriting requirements for an improved risk classification. If approved, and the improved risk classification results in lower cost of insurance rates, these rates will be effective on the monthly calculation day following our approval of your request. We may cease to offer this program for new policies at any time.

Mortality and Expense Risk Charge

We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

The mortality and expense risk charge applies to the policy value held in the Separate Account investment options. We guarantee that the mortality and expense risk charge will not exceed an annual rate of 0.50% of the policy value in the Separate Account in the first twenty policy years, and 0.30% of the policy value in the Separate Account beginning in policy year 21.

Administration Charge

The administrative charge compensates us for various activities associated with issuing and administering the policy. The maximum administrative charge is $7.00 per policy, per month.

Coverage Charge

The coverage charge is a monthly charge assessed on the base face amount primarily to help reimburse us for sales costs. The coverage charge is assessed on the base face amount during the first ten policy years. To determine this charge, we multiply the amount of base face amount at issue by a monthly rate that varies with the insured’s gender, issue age, risk class and death benefit option at issue. There is an additional coverage charge associated with supplemental coverage which may be assessed in all policy years. On a current basis, this charge is deducted only during the first ten policy years. To determine this charge, we multiply the supplemental face amount at issue by a monthly rate that varies with the insured’s gender, issue age, risk class and death benefit option at issue.

The coverage charge is established at policy issue; it is not changed by decreases, withdrawals or other transactions that may affect the face amount of the policy after the policy date. However, a separate 10-year coverage charge applies to each layer of coverage. This charge is determined by multiplying the amount of the increase in face amount by the applicable monthly rate which varies based on the insured’s gender, death benefit option, attained age and risk class at the time each layer is added.

Loan Interest Rates

We charge your policy for outstanding loans at the maximum rates illustrated in the table below. As shown, the rate we charge your policy may be higher than the rate we credit the loaned portion of the Guaranteed Interest Account.

Loan Type	Rate we charge	Rate we credit to the loaned portion of the Guaranteed Interest Account
Preferred Loan, including capitalized interest on a Preferred Loan	4% in all policy years	3%
Other Loans	4% in all policy years*	3%
*	Policy loans are not available until the second policy anniversary; however, policy loan interest is charged in arrears.

Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Costs for Policy Riders

When you apply for a policy, you can request any of the optional benefit riders we then make available and for which you are eligible under our rules. We may add, delete or modify the available riders for new policies. Each rider contains specific details you should review in selecting your coverage. Certain optional benefit riders have their own charges which are assessed against policy value on each monthly calculation day. We may change the rates charged, but they will not exceed the maximum rates shown in the rider specifications pages.

The riders listed below are currently available with the policy for additional charges assessed each month as follows:

  Alternate Surrender Value Rider—the charge ranges from 3% to 5% of one-twelfth of the annual target premium
  Disability Payment of Specified Premium Rider—the charge ranges from $0.19 to $0.64 per $100 of premium waived

We also attach the following riders to the policy at issue:

  Accelerated Benefit Rider
  Life Plan Options Rider—attached automatically at issue for policies with face amounts of $1,000,000 or more
  No Lapse Guarantee Rider (maximum issue age is 70)
  Overloan Protection Rider

These riders do not have monthly charges. However, we deduct transaction charges from policy value for the Accelerated Benefit Rider and the Overloan Protection Rider upon exercise of these options. The transaction fee for the Accelerated Benefit Rider is $300.00 The transaction fee for Overloan Protection is 3.5% of policy value. While there is no separate charge for the No Lapse Guarantee Rider, you must pay premium meeting the requirements described in that rider to obtain the benefit provided by the rider.

More detail about the charges for these riders is located in the “Fee Table” of this prospectus and the charges that apply to your policy will be shown in the rider specifications pages. You may find more detail about these benefits in the section of this prospectus entitled “Other Available Policy Benefits.”

Conditional Charges

These are other charges that are imposed only if certain events occur.

Surrender Charge. The surrender charge applies during the ten policy years following policy issue and following an increase in face amount for coverage provided by the base face amount and for the first fifteen years for coverage provided by the supplemental face amount if you surrender the policy for its net surrender value or request a face amount decrease. This charge is intended to recoup the costs incurred in issuing the policy. The actual surrender charge will never exceed policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy.

The total surrender charge is the sum of the surrender charge for the base face amount, including any coverage layers, and the surrender charge for the supplemental face amount. The surrender charge for the base face amount is an amount determined by multiplying the number of thousands of face amount by the surrender charge factor. The surrender charge factor will vary by the insured’s gender, issue age, death benefit option at issue and risk class. We calculate surrender charges for the face amount at issue and each additional coverage layer separately. Tables of surrender charges for the face amount at issue and each coverage layer are included in the specifications pages of the policy. The surrender charge for the supplemental face amount is a 15-year declining charge based on the insured’s gender, issue age, and risk class and the death benefit option for the policy at issue. If your policy has supplemental coverage, a table of surrender charges for the supplemental face amount will be shown on the policy specifications pages.

The surrender charge is assessed against the policy value in proportion to the policy’s values in the Separate Account, and the Guaranteed Interest Accounts, excluding loaned amounts, on the effective date of the surrender or decrease in face amount.

We do not impose a surrender charge after the policy anniversary on which the insured has reached age 100.

Partial Surrender Charge—We charge a portion of the surrender charge when you request a face amount decrease or withdrawal. This charge is intended to help defray the costs of issuing a policy.
  Requested face amount decrease—a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount.
  Withdrawal of policy value—a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any withdrawal of policy value. Face amount reductions may result if you request a withdrawal of policy value.
Transfer Charge. Currently, we do not charge for transfers, however, we reserve the right to charge up to $25.00 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose a transfer charge, would be intended to recoup the cost of administering the transfer. Withdrawal Fee. We reserve the right to charge a fee of up to $25 per withdrawal for withdrawals of policy value. This fee would compensate us for the administrative costs associated with processing withdrawals.

Tax Charges

Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.

Fund Charges

As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fees are paid by the funds from their assets. We provide a table of these charges in the Fee Tables section of this prospectus.

These fund charges and other expenses are described more fully in the fund prospectuses. You may obtain a fund prospectus by contacting VULA.

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policy owners who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy. Allocation Programs

You may elect any of the allocation programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer government, corporate, municipal).

We currently offer the following programs: Franklin Templeton Founding Investment Strategy, Phoenix-Ibbotson Strategic Asset Allocation, and Phoenix Dynamic Asset Allocation Series which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, and may choose any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our VPMO. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

The following programs are currently available:

Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
  Franklin Income Securities Fund – 34%
  Mutual Shares Securities Fund – 33%
  Templeton Growth Securities Fund – 33%
Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)
Phoenix Life and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:
  Conservative Portfolio
  Moderately Conservative Portfolio
  Moderate Portfolio
  Moderately Aggressive Portfolio
  Aggressive Portfolio

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. On an annual basis, we will rebalance the policy value allocated to the investment options of the Separate Account used in the asset allocation option for your policy back to the original percentages. You should consult with your registered representative for the most current information on this program and the options within the program. Phoenix Dynamic Asset Allocation Series
The Phoenix Dynamic Asset Allocation Series are “funds of funds” that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:
  Phoenix Dynamic Asset Allocation Series: Moderate
  Phoenix Dynamic Asset Allocation Series: Moderate Growth
  Phoenix Dynamic Asset Allocation Series: Growth
  Phoenix Dynamic Asset Allocation Series: Aggressive Growth

If you should elect any of the programs listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

We base transfers under a Systematic Transfer Program on the investment option values next determined following our receipt of your transfer request. Except as described below, you may have only one program in effect at a time.

We do not charge for these programs.

Asset Rebalancing Program

Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.

You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, we reserve the right not to allow election of the Asset Rebalancing Program while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

Under this program, you can allocate initial or subsequent premium to one of the investment options or the Guaranteed Interest Account (a “source account”) and periodically we will make transfers from the source account you designate to one or several of the available investment options (“target investment options”) and the Long-term Guaranteed Interest Account. You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

$25 monthly	$150 semiannually
$75 quarterly	$300 annually

You must have at least $2,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the program. Transfers must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.

You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, we reserve the right not to allow election of the Dollar Cost Averaging Program while the Asset Rebalancing Program is in effect.

Enhanced Dollar Cost Averaging Program

We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation day following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar, Cost Averaging Program. This may be substantially less than a full year if the policy has been backdated to save age.

All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding valuation date.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program, then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and
2.	Asset Rebalancing with monthly rebalancing in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Policy Lapse and Reinstatement

Lapse

Payment of the initial premium, no matter how large or the payment of additional premiums will not necessarily guarantee the policy will remain in force. If you take a withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

If the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing.

If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice following the monthly calculation day on which the policy value is less than the monthly deduction. We will mail you additional notice at least 15 days and not more than 45 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no available value.

The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

The death benefit during the grace period is equal to the death benefit immediately before the grace period begins.

No Lapse Guarantee Benefit

This benefit will be made a part of the policy by rider automatically attached at issue for policies with insureds who are age 70 or younger on the policy date. The rider provides for four No Lapse Guarantee periods as shown in the specifications pages for the rider. Under the rider, as long as the cumulative premium test, described below, is satisfied for any No Lapse Guarantee periods then in effect, the policy will not lapse even if the policy’s account value reduces to zero as a result of adverse investment performance or other factors. There is no separate charge for the No Lapse Guarantee benefit; however, to maintain the guarantee, the policy must meet the total cumulative premium test. This test requires that cumulative premiums paid since policy issue (accumulated at 4%) less withdrawals (accumulated at 4%) and less policy loans and accrued interest be at least equal to the minimum cumulative monthly No Lapse Guarantee premiums since issue for any No Lapse Guarantee periods then in effect (accumulated at 4%).

The monthly No Lapse Guarantee premium will be set at the time the rider is issued and will vary based on the total face amount, the insured’s age, gender, risk classification, additional ratings, other than flat extra ratings, and the amount, if any, provided by the Disability Payment of Specified Premium Benefit Rider. The monthly No Lapse Guarantee premiums will be shown on the specifications pages for the feature.

If the policy does not meet this total cumulative premium test, the policy owner will have a certain amount of time, depending on the No Lapse Guarantee period in effect, within which to restore the option by paying a shortfall amount. The shortfall amount is the amount by which the total cumulative premiums paid to the policy is less than the amount required by the total cumulative premium test.

If the total cumulative premium test is not met and the policy owner does not restore the No Lapse Guarantee by paying the shortfall amount within the required period, the No Lapse Guarantee will terminate and cannot be reinstated. Also, if at the time the total cumulative premium test is not met there is not sufficient policy value to pay any monthly charges due, the policy will enter the grace period. While the No Lapse Guarantee benefit is in effect, the premium necessary to restore a policy that has entered the grace period is different from the amount otherwise required to restore a policy in the grace period. The premium necessary to restore a policy with the No Lapse Guarantee benefit is the lesser of:

  An amount that will result in a net surrender value equal to at least three monthly deductions plus monthly deduction amounts that have been incurred but not charged under the policy as a result of the No Lapse Guarantee benefit; and
  If the shortfall period has not expired, the shortfall amount plus the next three monthly No Lapse Guarantee premiums.

Termination

This policy terminates automatically on the earliest of the date of death, full surrender, or the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision.

Reinstatement

Unless this policy has been surrendered for its net surrender value or the insured’s 100th birthday has passed, this policy may be reinstated at any time within three years from the date the premium payment was insufficient to pay the monthly deduction due. You may request reinstatement in writing and we will require submission of evidence of insurability satisfactory to us along with the payment of an amount that would result in a net surrender value equal to at least three monthly deductions.

Other Available Policy Benefits

When you apply for a policy, you can request any of the optional benefit riders we then make available. Our rules and procedures will govern eligibility for any rider. Each rider contains specific details you should review in selecting your coverage. Riders we offer as optional riders have separate monthly charges as shown in the “Fee Tables” of this prospectus.

Optional Riders

We currently make the optional riders listed below available with the policy. We may also add, delete or modify the list of optional riders.

Alternate Surrender Value Rider. This rider will provide a higher net surrender value in the early policy years. Upon full surrender of the policy during the rider benefit period, we will pay the policy owner the greater of (1) the net surrender value of the policy and (2) the Alternate Surrender Value provided by the rider. The Alternate Surrender Value equals the lesser of:

  All premiums paid for the policy; and
  The policy value, plus a refund of all of the following charges made on the policy since issue: premium expense charges, administrative charges, coverage charges and charges for the Alternate Surrender Value Rider.

Disability Payment of Specified Premium Rider. This rider provides a benefit of a specified monthly amount due to the total disability of the insured as defined in the rider. The benefit amount is credited to the policy on each monthly calculation day during a period of the insured’s total disability that persists for at least 6 continuous months and occurs within a disability benefit period. The rider terminates on the policy anniversary immediately following the insured’s 65th birthday; however, benefits will continue to be paid beyond that time if the insured has been continuously disabled under the terms of the rider since the policy anniversary immediately following the insured’s 60th birthday. The rider will also terminate under other circumstances described in the rider. The maximum age of the insured at issue for this rider is age 60.

Riders We Make Part of the Policy at Issue

We also attach certain riders to the policy automatically at issue. These riders do not have separate monthly charges but the Accelerated Benefit Rider and the Overloan Protection Rider have transaction charges that are assessed at the time the benefit is exercised. We may add, modify or delete riders available with this policy for new policies.

Accelerated Benefit Rider. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy’s face amount (up to a maximum of $250,000 aggregate for all policies issued by Phoenix and its insurance company affiliates) is available under this rider. The minimum face amount of the policy after any such accelerated payment is $10,000.

LifePlan Options Rider. This rider is only available for policies of $1 million face amount or more. This rider is not available with any policy issued as part of a qualified plan. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the rider provides the following favorable policy options:

1)	An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply;
2)	An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge;
3)	An option to exchange the policy for a fixed annuity policy (if available) without the imposition of a surrender charge.

No Lapse Guarantee Rider. This rider provides a guarantee that the policy will not lapse as a result of the cash value becoming insufficient to pay the policy’s monthly charges if the conditions of the rider are met. For additional details, see the “Lapse and Reinstatement” section of this prospectus.

Overloan Protection Rider. This rider is designed to prevent a heavily loaned policy from lapsing. For additional details, see the “Policy Loan” section of this prospectus.

You should read the riders carefully for all their terms and conditions.

General

Postponement of Payments

We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

  we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
  we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
  when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.

Transfers also may be postponed under these circumstances.

Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Reservation of Company Rights to Change the Separate Account

We have the right, subject to compliance with applicable law, to add, delete, or substitute investment options of the Separate Account, combine the Separate Account into another Separate Account, transform the Separate Account into a mutual fund, and/or deregister the Separate Account under the Investment Company Act of 1940. We also reserve the right to close any underlying fund to new investment or eliminate the shares of any underlying fund(s) if they are no longer available for investment, or if we believe investing in any underlying fund(s) is no longer appropriate for the purposes of the Separate Account.

Federal Income Tax Considerations

Introduction

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue

Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or policy to assure that at all times, it qualifies as a life insurance policy for federal income tax purposes. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. Investment income of the Separate Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future, if changes are made affecting the income tax treatment to our variable life insurance policies or contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits

Tax Treatment as Life Insurance

In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the policy’s investments (described below) and the necessity that the contract be life insurance under applicable law.

With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning policy funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.

Death Benefit Proceeds

Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, withdrawal or loan.

As described above, Code section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.

Full Surrender

Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from life insurance contracts; further clarification will be forthcoming. The full surrender of a contract that is a MEC may result in the imposition of an additional 10% tax on any income received. If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

A contract that lapses is treated as a full surrender for federal income tax purposes.

Withdrawal

Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the policy. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the rules affecting modified endowment contracts.

Loans

We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a MEC, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a MEC, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

The deductibility by a policyholder of loan interest under a policy is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Policy

Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (For a surrender of the policy, the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from sale of life insurance contracts; further clarification will be forthcoming.

Business and Corporate-Owned Contracts

If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.

There is a tax proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.

Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the Internal Revenue Service. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.

Modified Endowment Contracts

General

The premiums paid into a life insurance contract are required to be tested under the “ 7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

If the contract is classified as a MEC, there is no change to the contractual terms of the policy; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain (the excess of cash value over premiums paid).

There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be asked to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will remove the excess premium to reverse MEC status and offer the policyholder the opportunity to have the excess amounts reapplied. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

If a contract fails the MEC test, it is considered a MEC only as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

made on or after the taxpayer attains age 59½ attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor.

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any one investment 70% in any two investments 80% in any three investments 90% in any four investments

A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which the identity of the insured is not changed, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, this may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

The Phoenix Companies, Inc. – Legal Proceedings about Company Subsidiaries

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

For example, in fourth quarter of 2008, the New York State Insurance Department completed the on-site portion and initiated the off-site portion of its routine quinquennial financial and market conduct exam of Phoenix Life and its New York domiciled life insurance subsidiary for the five year period ending December 31, 2007.

Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods. Financial Statements

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2009, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 are contained in the Statement of Additional Information (“SAI”), which you can get free of charge by calling the toll free number given on page one or by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Account rates that we credit during a guarantee period.

Distribution of Policies

The Company has appointed PEPCO to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses PEPCO for expenses PEPCO incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). PEPCO does not retain any fees under the policies; however, PEPCO may receive 12b-1 fees from the funds.

PEPCO’s principal executive offices are located at 610 W. Germantown Pike, Suite 460, Plymouth Meeting, PA 19462. PEPCO is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”) , formerly known as the National Association of Securities Dealers, Inc. or NASD.

PEPCO and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Compensation

Broker-dealers having selling agreements with PEPCO and the company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. We may also pay for sales and distribution expenses out of any payments the company or PEPCO may receive from the funds for providing administrative, marketing and other support and services to the funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies.

We will pay a maximum total sales commission of up to 99% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

To the extent permitted by FINRA rules and other applicable laws and regulations, PEPCO may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio1,[2],11	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio[3]	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Asset Management Company, Inc.
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, N.A
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government securities and U.S Treasury and agency debenture securities	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management and Research Company
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management and Research Company
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management and Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Invesco V.I. Capital Appreciation Fund [4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Invesco V.I. Mid Cap Core Equity Fund [1,2,4]	Long term growth of capital	Invesco Advisers, Inc.[5]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2],4	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond-Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goalLong term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Long-term capital appreciation by investing in securities of foreign insurers, “growth-type” companies, cyclical industries and special situations	OppenheimerFunds, Inc.
Oppenheimer Main Street Small-Cap Fund®/VA	Capital appreciation	OppenheimerFunds, Inc.
Phoenix Capital Growth Series	Intermediate and long-term capital appreciation with income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Phoenix Comstock Series[6]	Long-term capital appreciation with current income as a secondary consideration	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Long-term capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Growth	Long-term capital growth with current income as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate	Current income with capital growth as a secondary consideration	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Dynamic Asset Allocation Series: Moderate Growth	Long-term capital growth and current income with a greater emphasis on capital growth	Phoenix Variable Advisors, Inc. Limited Services
		Subadvisor:	Ibbotson Associates, Inc.
Phoenix Equity 500 Index Series[6]	High total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Morgan Stanley Investment Management Inc., d/b/a Van Kampen
Phoenix Growth and Income Series	Capital appreciation and current income	Phoenix Variable Advisors, Inc.
		Subadvisor:	Virtus Investment Advisers, Inc.
Phoenix Mid-Cap Growth Series	Capital appreciation	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Mid-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks to mid-capitalization stocks that appears to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Multi-Sector Fixed Income Series	Long-term total return	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Multi-Sector Short Term Bond Series	High current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes	Phoenix Variable Advisors, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.
Phoenix Small-Cap Growth Series	Long-term capital growth	Phoenix Variable Advisors, Inc.
		Subadvisor:	Neuberger Berman Management LLC
Phoenix Small-Cap Value Series	Long-term growth of capital by investing primarily in small-capitalization stocks that appear to be undervalued	Phoenix Variable Advisors, Inc.
		Subadvisor:	Westwood Management Corp.
Phoenix Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Phoenix Variable Advisors, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Phoenix-Aberdeen International Series	High total return consistent with reasonable risk	Phoenix Variable Advisors, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Phoenix-Duff & Phelps Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Phoenix Variable Advisors, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
PIMCO CommodityRealReturnTM Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The portfolio invests in Commodity-Linked derivative instruments backed by a portfolio of inflation-indexed and other fixed-income instruments	Pacific Investment Management Company LLC
PIMCO Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio focuses on Inflation-Indexed Fixed Income Securities rated B to Aaa	Pacific Investment Management Company LLC
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund1,[2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond	Security Global Investors[7]
Rydex VT Nova Fund1,[2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index	Security Global Investors[7]
Rydex|SGI VT All-Cap Opportunity Fund1,[2],[8]	Seeks long-term capital appreciation	Security Global Investors[7]

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Growth Fund[9]	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
UIF Equity and Income Portfolio[10]	Capital appreciation and current income	Morgan Stanley Investment Management Inc.
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.P.
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective April 30, 2010. Previously known as Summit S&P MidCap 400 Index Portfolio.
[4]	Name change effective April 30, 2010. Previously known as AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, and AIM V.I. Mid Cap Core Equity Fund, respectively.
[5]	Name change effective December 31, 2009. Formerly known as Invesco Aim Advisors, Inc.
[6]	Name change effective March 3, 2010. Formerly known as Phoenix-Van Kampen Comstock Series and Phoenix-Van Kampen Equity 500 Index Series, respectively.
[7]	Name change effective May 1, 2010. Formerly known as Rydex Investments.
[8]	Effective May 25, 2010, name will change to Rydex|SGI VT U.S. Long Short Momentum Fund.
[9]	Name change effective April 29, 2010. Formerly known as Sentinel Variable Products Mid Cap Growth Fund.
[10]	Name is anticipated to change to Invesco Van Kampen V.I. Equity and Income Fund, in the second quarter 2010.
[11]	Name change effective September 23, 2009. Formerly known as Alger American Capital Appreciation Portfolio.

A-3

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012

Additional information about the Phoenix Benefit Choice VUL® (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated April 30, 2010, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

Phoenix Life Insurance Company

A member of The Phoenix Companies, Inc.

phoenixwm.com

07VUL

Investment Company Act File No. 811-04721

L4840PR2©2010 The Phoenix Companies, Inc.

4-10

PART B

Phoenix Benefit Choice VUL®

Phoenix Life Variable Universal Life Account

Issued By: Phoenix Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION	April 30, 2010

Flexible Premium Fixed and Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated April 30, 2010. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company (“Phoenix”) at the address or telephone number below or by visiting our website at www.phoenixwm.com. Terms used in the current prospectus are incorporated in this SAI.

If you have any questions, please contact us at our Main Administrative Office:

Phoenix Variable Products Mail Operations (“VPMO”)	Tel. (800) 541-0171
PO Box 8027
Boston, Massachusetts 02266-8027

1

Phoenix Life Insurance Company

Phoenix Life Insurance Company (“Phoenix”) sells variable life insurance and annuity products to individual and institutional customers. Phoenix is organized as a New York stock company. It was incorporated in the State of Connecticut on May 1, 1851, and then changed its domicile to the State of New York on July 1, 1992. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

The Separate Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”

Reinvestment and Redemption

All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values

We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

(A) + (B)	– (D) where:
(C)
(A) =	The value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) =	The amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.

(C) =	The value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the net amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) =	Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period, per $1 of assets in the investment option. These charges will only be deducted if, in the future, the Separate Account becomes liable for them.

Underwriter

Phoenix Equity Planning Corporation (“PEPCO”), an affiliate and wholly-owned subsidiary of Phoenix, as underwriter offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by Phoenix. PEPCO’s principal business address is 610 West Germantown Pike, Suite 460, Plymouth Meeting, PA 19462.

On January 6, 2010 Phoenix announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire the Phoenix private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter and distributor for the Phoenix variable annuity, life insurance, and SEC registered products (“SEC registered products”). The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a Phoenix affiliated broker-dealer, 1851 Securities, Inc. Phoenix filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010. Phoenix expects 1851 Securities, Inc. to become the principal underwriter and distributor for the SEC registered products on or before September 30, 2010.

Services

Servicing Agent

The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company or various shareholder services provided by

2

the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through variable life policies and variable annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web trading. The total administrative service fees paid by the fund for the last three fiscal years were based on a percentage of the fund’s average daily net assets as follows:

Year Ended December 31,	Fee Paid
2007	$1.7 Million
2008	$1.3 Million
2009	$1.7 Million

For 2010, The Phoenix Edge Series Fund will reimburse Phoenix Life Insurance Company a flat fee rate of $1.5 million, which will be paid on a weighted average basis based on the net asset value of each fund.

Other Service Providers

Under an Administrative and Accounting Services Agreement between PNC Global Investment Servicing (“PNCGIS,” formerly known as PFPC, INC.) and the Company, PNCGIS provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PNCGIS fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PNCGIS the fees listed below for services provided to the Separate Account, other separate accounts of the Company, and separate accounts of insurance company affiliates of the Company.

Year Ended December 31,	Fee Paid
2007	$560,416.07
2008	$511,823.50
2009	$547,748.18

Under a contract with Phoenix Life Insurance Company, Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, Phoenix pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2007	$ 95,000
2008	$ 70,000
2009	$125,000

Under a contract with PLIC, Tata Consulting Services augments PLIC’s U.S. based staff with processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2007	$352,306.86
2008	$355,003.04
2009	$173,379.90

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services. Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last two fiscal years for such services.

Year Ended December 31,	Fee Paid
2008	$42,500
2009	$97,504

Information Sharing Agreements

Phoenix has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Phoenix or the underlying funds in accordance with their established policies.

Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.

Yield of the Phoenix Money Market Series1 . We calculate the yield of the Phoenix Money Market Series for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the

[1]	The Phoenix Money Market Series was liquidated on or about January 22, 2010 and replaced by the Federated Prime Money Fund II.

3

7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

Example Calculation:

The following example of a return/yield calculation for the Phoenix Money Market Series is based on the 7-day period ending December 31, 2009:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000002
Calculation:
Ending account value	1.000002
Less beginning account value	1.000000
Net change in account value	0.000002
Base period return: (adjusted change/beginning account value)	0.000002
Current annual yield = return x (365/7) =	0.01%
Effective annual yield = [(1 + return)365/7] – 1 =	0.01%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return: We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

For detailed performance information, please visit the Phoenix web site at phoenixwm.com.

We may include information about a series’ or an advisor’s investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series’ portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series’ total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial AverageSM (“DJIA”)

CS First Boston High Yield Index

Citigroup Corporate Index

Citigroup Government Bond Index

Standard & Poor’s 500 Index® (“S&P 500”)

Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services

Morningstar, Inc.

Thomson Financial

A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barron’s

Business Week

Changing Times

Consumer Reports

Financial Planning

Financial Services Weekly

Forbes

Fortune

Investor’s Business Daily

Money

The New York Times

Personal Investor

Registered Representative

U.S. News and World Report

The Wall Street Journal

DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

4

The S&P 500 is a free-float market capitalization-weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.

The funds’ annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.

Additional Information about Charges

Reduction in Charges

We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

❖	the number of insureds,

❖	total premiums expected to be paid,

❖	total assets under management for the policyowner,

❖	the nature of the relationship among individual insureds,

❖	the purpose for which the policies are being purchased,

❖

where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation (“PEPCO”), or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

❖	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

❖	other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.

Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

Experts

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2009 and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the report (which contains explanatory paragraphs relating to the fact that subsequent to the first quarter of 2009 Phoenix Life Insurance Company has had minimal sales of life and annuity products and Phoenix Life Insurance Company had downgrades from two rating agencies) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

5

ANNUAL REPORT

PHOENIX LIFE VARIABLE

UNIVERSAL LIFE ACCOUNT

December 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	AIM V.I. Capital Appreciation Fund – Series I Shares	AIM V.I. Core Equity Fund – Series I Shares	AIM V.I. Mid Cap Core Equity Fund – Series I Shares	Alger Capital Appreciation Portfolio – Class I-2 Shares
Assets:

Investments at fair value	$4,958,407	$2,240,545	$3,162,207	$8,224,008

Total Assets	$4,958,407	$2,240,545	$3,162,207	$8,224,008

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$4,958,407	$2,240,545	$3,162,207	$8,224,008

Units Outstanding	6,328,137	2,168,823	2,643,344	9,394,317

Investment shares held	243,897	89,909	289,580	179,095
Investments at cost	$4,979,768	$2,252,741	$3,849,349	$4,600,797

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.88	$1.06	$1.24	$1.26
Estate Edge®	$0.77	$1.03	$1.19	$0.85
Estate Strategies	$0.85	$-	$1.22	$-
Executive Benefit VUL	$0.88	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.78	$1.03	$1.19	$0.87
Phoenix Benefit Choice VULSM	$0.71	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$1.21	$-
The Phoenix Edge®—SPVL	$0.88	$1.06	$1.24	$1.22

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1	Anchor Series Trust Growth Portfolio – Class 1
Assets:

Investments at fair value	$2,339,601	$315,727	$240,099	$1,541,737

Total Assets	$2,339,601	$315,727	$240,099	$1,541,737

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$2,339,601	$315,727	$240,099	$1,541,737

Units Outstanding	22,567	6,080	6,315	16,652

Investment shares held	78,079	21,119	33,535	84,129
Investments at cost	$2,530,799	$304,407	$385,038	$2,211,985

Unit Value
ICAP+	$103.58	$52.04	$37.94	$93.18
RSVP Variable Life	$110.34	$35.70	$39.03	$61.53

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Anchor Series Trust Money Market Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1	Anchor Series Trust Strategic Multi- Asset Portfolio – Class 1
Assets:

Investments at fair value	$738,228	$2,110,878	$834,472	$1,447,364

Total Assets	$738,228	$2,110,878	$834,472	$1,447,364

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$738,228	$2,110,878	$834,472	$1,447,364

Units Outstanding	30,037	49,725	8,575	30,785

Investment shares held	738,229	371,332	20,880	213,231
Investments at cost	$738,228	$3,794,729	$603,943	$1,885,264

Unit Value
ICAP+	$24.82	$42.45	$97.64	$46.97
RSVP Variable Life	$20.01	$42.43	$92.65	$49.19

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	DWS Equity 500 Index Fund VIP – Class A	DWS Small Cap Index VIP – Class A	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares
Assets:

Investments at fair value	$30,196,887	$727,473	$30,225,126	$9,075,310

Total Assets	$30,196,887	$727,473	$30,225,126	$9,075,310

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$30,196,887	$727,473	$30,225,126	$9,075,310

Units Outstanding	26,267,278	780,123	19,138,335	5,787,647

Investment shares held	2,583,138	73,483	2,639,748	1,360,617
Investments at cost	$31,630,662	$630,170	$30,186,186	$9,753,762

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.19	$0.94	$1.57	$1.81
Estate Edge®	$1.11	$0.92	$1.57	$1.55
Estate Strategies	$1.15	$-	$1.43	$1.75
Executive Benefit VUL	$1.19	$-	$1.48	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.11	$0.92	$1.59	$1.55
Phoenix Benefit Choice VULSM	$0.80	$-	$1.11	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$1.10	$1.16
The Phoenix Edge®	$1.14	$-	$1.44	$1.61
The Phoenix Edge®—SPVL	$1.19	$0.94	$1.52	$1.72

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class

Assets:
Investments at fair value	$44,789,198	$6,568,248	$10,480,722	$3,345,067

Total Assets	$44,789,198	$6,568,248	$10,480,722	$3,345,067

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$44,789,198	$6,568,248	$10,480,722	$3,345,067

Units Outstanding	36,333,735	9,424,358	17,106,537	2,926,438

Investment shares held	2,179,523	453,608	349,824	269,982
Investments at cost	$56,118,139	$6,998,898	$9,940,981	$3,319,148

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.48	$0.95	$0.73	$1.17
Estate Edge®	$1.20	$0.68	$0.59	$1.14
Estate Strategies	$1.50	$0.92	$0.83	$1.16
Executive Benefit VUL	$1.57	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.22	$0.68	$0.61	$1.14
Phoenix Benefit Choice VULSM	$0.79	$0.68	$0.69	$1.13
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.92	$0.80	$-	$1.13
The Phoenix Edge®	$1.41	$-	$0.73	$-
The Phoenix Edge®—SPVL	$1.56	$0.95	$0.74	$1.17

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Franklin Income Securities Fund – Class 2	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Assets:

Investments at fair value	$3,992,080	$1,565,753	$5,308,629	$13,125,775

Total Assets	$3,992,080	$1,565,753	$5,308,629	$13,125,775

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$3,992,080	$1,565,753	$5,308,629	$13,125,775

Units Outstanding	3,707,284	1,410,086	4,145,316	14,001,494

Investment shares held	282,725	161,753	470,624	645,003
Investments at cost	$4,275,812	$2,350,842	$5,399,174	$16,787,053

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.11	$1.15	$1.33	$0.97
Estate Edge®	$1.08	$1.11	$1.28	$0.93
Estate Strategies	$-	$-	$1.30	$0.95
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.08	$1.11	$1.28	$0.93
Phoenix Benefit Choice VULSM	$0.96	$-	$1.11	$0.76
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.02	$-	$1.14	$-
The Phoenix Edge®	$1.09	$-	$1.29	$0.95
The Phoenix Edge®—SPVL	$1.11	$1.15	$1.33	$0.97

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Assets:

Investments at fair value	$5,340,449	$23,807,132	$2,979,615	$150,789

Total Assets	$5,340,449	$23,807,132	$2,979,615	$150,789

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$5,340,449	$23,807,132	$2,979,615	$150,789

Units Outstanding	5,844,013	15,213,579	3,307,778	213,916

Investment shares held	403,054	1,632,863	187,514	14,712
Investments at cost	$8,087,546	$25,512,027	$3,024,683	$128,444

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.95	$1.31	$0.93	$-
Estate Edge®	$0.91	$1.62	$0.90	$-
Estate Strategies	$-	$1.27	$0.91	$-
Executive Benefit VUL	$-	$1.31	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.91	$1.60	$0.90	$0.70
Phoenix Benefit Choice VULSM	$0.77	$0.79	$0.82	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.91	$0.93	$0.90	$-
The Phoenix Edge®	$0.92	$1.49	$0.91	$-
The Phoenix Edge®—SPVL	$0.95	$1.36	$0.93	$-

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Securities Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Capital Growth Series
Assets:

Investments at fair value	$1,129,223	$1,115,984	$2,391,989	$108,484,595

Total Assets	$1,129,223	$1,115,984	$2,391,989	$108,484,595

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$1,129,223	$1,115,984	$2,391,989	$108,484,595

Units Outstanding	1,263,908	1,213,010	2,918,397	35,368,000

Investment shares held	30,820	42,465	167,506	8,458,435
Investments at cost	$1,148,839	$1,454,127	$2,612,811	$155,336,016

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.91	$0.95	$0.84	$0.80
Estate Edge®	$0.89	$0.92	$0.82	$3.15
Estate Strategies	$-	$-	$0.83	$0.77
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.89	$0.92	$0.82	$3.15
Phoenix Benefit Choice VULSM	$-	$0.83	$0.85	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$0.94	$-
The Phoenix Edge®	$0.90	$-	$0.83	$3.37
The Phoenix Edge®—SPVL	$0.91	$-	$0.84	$0.55

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Phoenix Dynamic Asset Allocation Series: Growth	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth
Assets:

Investments at fair value	$2,219,900	$7,988,925	$4,411,116	$4,269,995

Total Assets	$2,219,900	$7,988,925	$4,411,116	$4,269,995

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$2,219,900	$7,988,925	$4,411,116	$4,269,995

Units Outstanding	2,378,602	8,200,184	4,199,141	4,228,078

Investment shares held	250,453	874,512	453,220	462,912
Investments at cost	$2,513,291	$8,704,335	$4,594,022	$4,797,347

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.96	$1.00	$1.08	$1.04
Estate Edge®	$0.93	$0.97	$1.05	$1.01
Estate Strategies	$-	$-	$-	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.93	$0.97	$1.05	$1.01
Phoenix Benefit Choice VULSM	$-	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$-	$-
The Phoenix Edge®—SPVL	$0.96	$1.00	$1.08	$1.04

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Growth and Income Series	Phoenix Mid-Cap Growth Series	Phoenix Mid-Cap Value Series	Phoenix Money Market Series

Assets:
Investments at fair value	$22,294,472	$21,896,396	$24,197,434	$56,491,077

Total Assets	$22,294,472	$21,896,396	$24,197,434	$56,491,077

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$22,294,472	$21,896,396	$24,197,434	$56,491,077

Units Outstanding	18,058,592	18,776,093	13,831,561	31,487,637

Investment shares held	1,941,164	1,812,343	2,464,738	5,649,109
Investments at cost	$22,565,638	$26,667,576	$26,937,237	$56,491,077

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.10	$0.68	$1.95	$1.25
Estate Edge®	$1.21	$1.19	$1.68	$1.87
Estate Strategies	$1.06	$0.74	$1.83	$1.16
Executive Benefit VUL	$-	$0.75	$1.96	$1.21
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.26	$1.21	$1.74	$1.88
Phoenix Benefit Choice VULSM	$-	$0.74	$0.86	$1.03
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$0.93	$1.01
The Phoenix Edge®	$1.21	$1.14	$1.99	$2.35
The Phoenix Edge®—SPVL	$1.21	$0.70	$2.27	$1.23

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Multi- Sector Fixed Income Series	Phoenix Multi- Sector Short Term Bond Series	Phoenix Small-Cap Growth Series	Phoenix Small-Cap Value Series
Assets:

Investments at fair value	$40,806,851	$7,960,855	$7,161,260	$11,736,593

Total Assets	$40,806,851	$7,960,855	$7,161,260	$11,736,593

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$40,806,851	$7,960,855	$7,161,260	$11,736,593

Units Outstanding	10,582,841	5,919,164	4,430,086	6,941,099

Investment shares held	4,541,478	784,428	614,050	1,112,596
Investments at cost	$42,334,898	$7,883,422	$10,226,095	$14,862,748

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.80	$1.41	$1.71	$1.61
Estate Edge®	$4.17	$1.34	$1.61	$1.60
Estate Strategies	$1.74	$-	$-	$1.53
Executive Benefit VUL	$-	$-	$-	$1.58
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$4.17	$1.34	$1.61	$1.74
Phoenix Benefit Choice VULSM	$1.15	$-	$0.67	$0.74
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.17	$1.18	$-	$-
The Phoenix Edge®	$4.82	$1.37	$-	$1.52
The Phoenix Edge®—SPVL	$1.87	$1.41	$1.71	$1.58

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix Strategic Allocation Series	Phoenix-Aberdeen International Series	Phoenix-Duff & Phelps Real Estate Securities Series	Phoenix-Van Kampen Comstock Series
Assets:

Investments at fair value	$50,033,173	$71,979,168	$21,049,037	$22,030,817

Total Assets	$50,033,173	$71,979,168	$21,049,037	$22,030,817

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$50,033,173	$71,979,168	$21,049,037	$22,030,817

Units Outstanding	11,725,263	21,569,501	5,996,120	15,431,245

Investment shares held	4,502,028	4,843,804	1,039,390	2,249,697
Investments at cost	$62,139,699	$67,610,013	$19,208,893	$27,709,681

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.31	$1.58	$2.51	$0.97
Estate Edge®	$4.47	$3.50	$3.74	$1.49
Estate Strategies	$1.26	$1.79	$2.27	$1.00
Executive Benefit VUL	$1.32	$-	$2.35	$1.01
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$4.47	$3.50	$3.74	$1.53
Phoenix Benefit Choice VULSM	$0.94	$0.87	$0.77	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$0.93	$0.83	$0.98
The Phoenix Edge®	$4.82	$3.72	$3.90	$1.50
The Phoenix Edge®—SPVL	$1.31	$1.51	$2.48	$0.97

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Phoenix-Van Kampen Equity 500 Index Series	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class
Assets:

Investments at fair value	$27,503,761	$3,441,431	$3,224,398	$17,903,599

Total Assets	$27,503,761	$3,441,431	$3,224,398	$17,903,599

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$27,503,761	$3,441,431	$3,224,398	$17,903,599

Units Outstanding	22,707,587	3,763,030	2,666,152	13,565,353

Investment shares held	2,748,180	398,313	259,196	1,654,675
Investments at cost	$34,744,683	$4,318,946	$3,270,063	$17,361,878

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.90	$0.94	$1.24	$1.35
Estate Edge®	$1.23	$0.91	$1.21	$1.31
Estate Strategies	$0.96	$0.93	$-	$1.33
Executive Benefit VUL	$-	$-	$-	$1.35
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.23	$0.91	$1.21	$1.31
Phoenix Benefit Choice VULSM	$-	$0.82	$1.11	$1.21
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$0.66	$1.06	$1.18
The Phoenix Edge®	$1.21	$0.92	$1.22	$1.33
The Phoenix Edge®—SPVL	$0.95	$0.94	$1.24	$1.35

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Rydex Variable Trust All-Cap Opportunity Fund	Rydex Variable Trust Inverse Government Long Bond Strategy Fund	Rydex Variable Trust Nova Fund	Sentinel Variable Products Balanced Fund

Assets:
Investments at fair value	$1,003,438	$157,283	$152,235	$438,256

Total Assets	$1,003,438	$157,283	$152,235	$438,256

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$1,003,438	$157,283	$152,235	$438,256

Units Outstanding	700,907	211,531	147,767	473,252

Investment shares held	87,179	9,685	2,489	40,505
Investments at cost	$955,830	$237,037	$165,281	$442,476

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.51	$0.77	$1.09	$0.94
Estate Edge®	$1.43	$0.73	$-	$0.93
Estate Strategies	$-	$-	$-	$0.93
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.43	$0.73	$1.03	$0.93
Phoenix Benefit Choice VULSM	$-	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$-	$-
The Phoenix Edge®—SPVL	$1.51	$0.77	$-	$-

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Growth Fund	Sentinel Variable Products Small Company Fund
Assets:

Investments at fair value	$3,949,936	$4,989,349	$779,286	$1,136,734

Total Assets	$3,949,936	$4,989,349	$779,286	$1,136,734

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$3,949,936	$4,989,349	$779,286	$1,136,734

Units Outstanding	3,408,330	5,779,861	1,038,550	1,331,664

Investment shares held	395,785	419,272	89,164	96,499
Investments at cost	$3,999,006	$5,183,190	$968,902	$1,058,803

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.18	$0.88	$0.76	$0.87
Estate Edge®	$1.15	$0.86	$0.75	$0.85
Estate Strategies	$1.17	$0.87	$-	$0.86
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.15	$0.86	$0.75	$0.85
Phoenix Benefit Choice VULSM	$1.16	$0.87	$0.74	$0.86
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.14	$0.93	$-	$0.95
The Phoenix Edge®	$1.16	$0.87	$-	$-
The Phoenix Edge®—SPVL	$1.18	$0.88	$0.76	$0.87

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Summit S&P MidCap 400 Index Portfolio – Class I Shares	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2
Assets:

Investments at fair value	$431,611	$7,699,407	$16,341,359	$819,958

Total Assets	$431,611	$7,699,407	$16,341,359	$819,958

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$431,611	$7,699,407	$16,341,359	$819,958

Units Outstanding	454,371	2,538,047	10,835,688	432,618

Investment shares held	7,897	787,261	1,214,972	89,515
Investments at cost	$399,397	$8,288,446	$16,073,227	$1,454,911

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$0.96	$3.06	$1.42	$-
Estate Edge®	$0.95	$3.04	$1.44	$1.91
Estate Strategies	$-	$2.95	$1.43	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.95	$3.03	$1.55	$1.87
Phoenix Benefit Choice VULSM	$-	$0.83	$0.84	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$0.94	$-
The Phoenix Edge®	$-	$3.02	$1.56	$-
The Phoenix Edge®—SPVL	$0.96	$3.06	$1.42	$1.66

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Templeton Growth Securities Fund – Class 2	Van Kampen UIF Equity and Income Portfolio – Class II	Wanger International	Wanger International Select
Assets:

Investments at fair value	$12,516,077	$734,412	$41,645,609	$9,131,351

Total Assets	$12,516,077	$734,412	$41,645,609	$9,131,351

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-	$-	$-

Total Net Assets	$12,516,077	$734,412	$41,645,609	$9,131,351

Units Outstanding	7,997,237	710,909	11,941,682	3,711,724

Investment shares held	1,203,469	57,377	1,403,155	592,176
Investments at cost	$13,270,366	$743,423	$31,896,644	$9,477,564

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.27	$1.06	$1.99	$1.56
Estate Edge®	$1.63	$1.03	$3.60	$2.29
Estate Strategies	$1.23	$-	$2.18	$1.78
Executive Benefit VUL	$-	$-	$2.26	$1.83
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.59	$1.03	$3.60	$2.69
Phoenix Benefit Choice VULSM	$0.76	$-	$0.80	$0.75
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.90	$-	$0.96	$0.83
The Phoenix Edge®	$1.22	$-	$3.74	$1.19
The Phoenix Edge®—SPVL	$1.26	$1.06	$2.05	$1.61

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

(Continued)

	Wanger Select	Wanger USA
Assets:

Investments at fair value	$11,844,406	$46,714,094

Total Assets	$11,844,406	$46,714,094

Liabilities:
Payable to Phoenix Life Insurance Company	$-	$-

Total Net Assets	$11,844,406	$46,714,094

Units Outstanding	4,958,513	18,413,703

Investment shares held	513,857	1,701,787
Investments at cost	$8,476,738	$35,573,937

Unit Value
Corporate Edge, and Phoenix Executive VUL®	$1.92	$1.81
Estate Edge®	$2.14	$2.57
Estate Strategies	$1.86	$1.50
Executive Benefit VUL	$2.00	$1.56
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$2.69	$2.58
Phoenix Benefit Choice VULSM	$-	$0.87
Phoenix Express VUL®	$-	$-
Phoenix Joint Edge® VUL	$0.96	$-
The Phoenix Edge®	$1.84	$2.64
The Phoenix Edge®—SPVL	$1.92	$1.80

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

	AIM V.I. Capital Appreciation Fund – Series I Shares	AIM V.I. Core Equity Fund – Series I Shares	AIM V.I. Mid Cap Core Equity Fund – Series I Shares	Alger Capital Appreciation Portfolio – Class I-2 Shares

Income:
Dividends	$28,531	$36,654	$37,258	$-
Expenses:
Mortality and expense fees	33,523	14,755	22,407	56,272
Administrative fees	-	-	-	-

Net investment income (loss)	(4,992)	21,899	14,851	(56,272)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(83,084)	(44,235)	(5,573)	499,625
Realized gain distributions	-	-	35,954	-

Realized gain (loss)	(83,084)	(44,235)	30,381	499,625

Change in unrealized appreciation (depreciation) during the year	990,689	514,171	750,715	2,569,714

Net increase (decrease) in net assets from operations	$902,613	$491,835	$795,947	$3,013,067

	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1	Anchor Series Trust Growth Portfolio – Class 1
Income:
Dividends	$-	$17,869	$822	$14,652
Expenses:
Mortality and expense fees	4,832	918	521	3,292
Administrative fees	3,719	727	348	2,540

Net investment income (loss)	(8,551)	16,224	(47)	8,820

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(20,867)	726	(6,468)	(62,087)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(20,867)	726	(6,468)	(62,087)

Change in unrealized appreciation (depreciation) during the year	641,572	(2,929)	63,952	469,746

Net increase (decrease) in net assets from operations	$612,154	$14,021	$57,437	$416,479

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Anchor Series Trust Money Market Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1	Anchor Series Trust Strategic Multi- Asset Portfolio – Class 1
Income:

Dividends	$390	$49,070	$9,299	$80,709
Expenses:
Mortality and expense fees	2,027	5,169	1,742	3,319
Administrative fees	1,466	3,968	1,180	2,491

Net investment income (loss)	(3,103)	39,933	6,377	74,899

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(169,235)	1,486	(32,078)
Realized gain distributions	-	-	40,791	-

Realized gain (loss)	-	(169,235)	42,277	(32,078)

Change in unrealized appreciation (depreciation) during the year	-	539,258	236,526	232,486

Net increase (decrease) in net assets from operations	$(3,103)	$409,956	$285,180	$275,307

	DWS Equity 500 Index Fund VIP – Class A	DWS Small Cap Index VIP – Class A	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares
Income:
Dividends	$799,130	$8,886	$1,635,288	$803,567
Expenses:
Mortality and expense fees	112,455	1,532	230,423	54,347
Administrative fees	-	-	-	-

Net investment income (loss)	686,675	7,354	1,404,865	749,220

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(124,135)	4,944	124,193	(8,292)
Realized gain distributions	-	33,326	-	-

Realized gain (loss)	(124,135)	38,270	124,193	(8,292)

Change in unrealized appreciation (depreciation) during the year	6,137,307	101,873	(96,996)	2,380,805

Net increase (decrease) in net assets from operations	$6,699,847	$147,497	$1,432,062	$3,121,733

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Income:

Dividends	$509,640	$21,026	$31,406	$229,938
Expenses:
Mortality and expense fees	303,621	39,227	70,533	20,555
Administrative fees	-	-	-	-

Net investment income (loss)	206,019	(18,201)	(39,127)	209,383

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(6,403,351)	(75,738)	(223,995)	10,011
Realized gain distributions	10,819	-	8,235	11,382

Realized gain (loss)	(6,392,532)	(75,738)	(215,760)	21,393

Change in unrealized appreciation (depreciation) during the year	18,361,152	2,154,638	2,559,046	131,895

Net increase (decrease) in net assets from operations	$12,174,639	$2,060,699	$2,304,159	$362,671

	Franklin Income Securities Fund – Class 2	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Income:

Dividends	$245,826	$-	$310,905	$119,037
Expenses:
Mortality and expense fees	22,988	9,500	34,727	89,677
Administrative fees	-	-	-	-

Net investment income (loss)	222,838	(9,500)	276,178	29,360

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(20,978)	(80,791)	60,566	(1,810,157)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(20,978)	(80,791)	60,566	(1,810,157)

Change in unrealized appreciation (depreciation) during the year	752,988	618,312	1,054,822	3,700,339

Net increase (decrease) in net assets from operations	$954,848	$528,021	$1,391,566	$1,919,542

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class

Income:
Dividends	$23,289	$419,039	$26,658	$-
Expenses:
Mortality and expense fees	38,008	163,483	20,021	660
Administrative fees	-	-	-	-

Net investment income (loss)	(14,719)	255,556	6,637	(660)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(663,447)	(4,112,812)	106,326	132
Realized gain distributions	-	-	-	-

Realized gain (loss)	(663,447)	(4,112,812)	106,326	132

Change in unrealized appreciation (depreciation) during the year	1,860,819	8,782,603	677,973	24,672

Net increase (decrease) in net assets from operations	$1,182,653	$4,925,347	$790,936	$24,144

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Securities Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Capital Growth Series
Income:
Dividends	$46	$19,184	$10,273	$830,084
Expenses:
Mortality and expense fees	5,734	7,316	14,028	767,514
Administrative fees	-	-	-	-

Net investment income (loss)	(5,688)	11,868	(3,755)	62,570

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	58,146	(38,290)	(921,422)	(7,919,814)
Realized gain distributions	-	21,274	-	-

Realized gain (loss)	58,146	(17,016)	(921,422)	(7,919,814)

Change in unrealized appreciation (depreciation) during the year	262,142	323,765	1,416,783	32,917,887

Net increase (decrease) in net assets from operations	$314,600	$318,617	$491,606	$25,060,643

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Aggressive Growth	Phoenix Dynamic Asset Allocation Series: Growth	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth

Income:
Dividends	$35,810	$140,756	$94,915	$75,835
Expenses:
Mortality and expense fees	14,095	43,115	31,450	25,058
Administrative fees	-	-	-	-

Net investment income (loss)	21,715	97,641	63,465	50,777

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(120,123)	(372,112)	(76,709)	1,873
Realized gain distributions	-	565	853	-

Realized gain (loss)	(120,123)	(371,547)	(75,856)	1,873

Change in unrealized appreciation (depreciation) during the year	569,659	1,892,319	505,382	494,863

Net increase (decrease) in net assets from operations	$471,251	$1,618,413	$492,991	$547,513

	Phoenix Growth and Income Series	Phoenix Mid-Cap Growth Series	Phoenix Mid-Cap Value Series	Phoenix Money Market Series
Income:
Dividends	$327,592	$-	$181,758	$31,726
Expenses:
Mortality and expense fees	150,396	150,972	155,103	453,101
Administrative fees	-	-	-	-

Net investment income (loss)	177,196	(150,972)	26,655	(421,375)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(514,117)	(797,866)	(629,075)	-
Realized gain distributions	-	-	244,515	6,930

Realized gain (loss)	(514,117)	(797,866)	(384,560)	6,930

Change in unrealized appreciation (depreciation) during the year	4,579,888	6,127,847	6,430,099	-

Net increase (decrease) in net assets from operations	$4,242,967	$5,179,009	$6,072,194	$(414,445)

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix Multi- Sector Fixed Income Series	Phoenix Multi- Sector Short Term Bond Series	Phoenix Small-Cap Growth Series	Phoenix Small-Cap Value Series

Income:
Dividends	$2,710,981	$503,152	$-	$50,482
Expenses:
Mortality and expense fees	282,435	61,132	50,849	80,369
Administrative fees	-	-	-	-

Net investment income (loss)	2,428,546	442,020	(50,849)	(29,887)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(980,525)	(2,051,380)	(1,249,423)	(1,008,094)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(980,525)	(2,051,380)	(1,249,423)	(1,008,094)

Change in unrealized appreciation (depreciation) during the year	11,118,465	3,843,659	2,669,086	3,085,968

Net increase (decrease) in net assets from operations	$12,566,486	$2,234,299	$1,368,814	$2,047,987

	Phoenix Strategic Allocation Series	Phoenix-Aberdeen International Series	Phoenix-Duff & Phelps Real Estate Securities Series	Phoenix-Van Kampen Comstock Series
Income:
Dividends	$1,709,070	$1,996,456	$620,622	$420,987
Expenses:
Mortality and expense fees	367,948	480,776	122,831	141,947
Administrative fees	-	-	-	-

Net investment income (loss)	1,341,122	1,515,680	497,791	279,040

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,413,421)	(1,922,065)	(553,144)	(956,343)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(2,413,421)	(1,922,065)	(553,144)	(956,343)

Change in unrealized appreciation (depreciation) during the year	11,119,332	21,196,757	4,791,663	6,185,869

Net increase (decrease) in net assets from operations	$10,047,033	$20,790,372	$4,736,310	$5,508,566

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Phoenix-Van Kampen Equity 500 Index Series	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class

Income:
Dividends	$590,826	$153,870	$93,411	$997,480
Expenses:
Mortality and expense fees	198,432	18,959	21,504	112,927
Administrative fees	-	-	-	-

Net investment income (loss)	392,394	134,911	71,907	884,553

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,946,355)	(16,879)	11,422	465,670
Realized gain distributions	-	270,596	127,506	524,877

Realized gain (loss)	(2,946,355)	253,717	138,928	990,547

Change in unrealized appreciation (depreciation) during the year	8,094,769	505,611	282,463	586,955

Net increase (decrease) in net assets from operations	$5,540,808	$894,239	$493,298	$2,462,055

	Rydex Variable Trust All-Cap Opportunity Fund	Rydex Variable Trust Inverse Government Long Bond Strategy Fund	Rydex Variable Trust Nova Fund	Sentinel Variable Products Balanced Fund
Income:
Dividends	$864	$-	$1,245	$10,706
Expenses:
Mortality and expense fees	7,236	922	1,048	3,165
Administrative fees	-	-	-	-

Net investment income (loss)	(6,372)	(922)	197	7,541

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(36,608)	(11,497)	(2,672)	(3,283)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(36,608)	(11,497)	(2,672)	(3,283)

Change in unrealized appreciation (depreciation) during the year	260,252	39,534	45,441	74,857

Net increase (decrease) in net assets from operations	$217,272	$27,115	$42,966	$79,115

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Growth Fund	Sentinel Variable Products Small Company Fund

Income:
Dividends	$194,170	$66,597	$890	$4,330
Expenses:
Mortality and expense fees	39,378	33,212	4,322	6,414
Administrative fees	-	-	-	-

Net investment income (loss)	154,792	33,385	(3,432)	(2,084)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	349,609	(2,247,424)	(4,159)	4,461
Realized gain distributions	179,238	-	-	-

Realized gain (loss)	528,847	(2,247,424)	(4,159)	4,461

Change in unrealized appreciation (depreciation) during the year	12,768	3,136,542	175,894	236,734

Net increase (decrease) in net assets from operations	$696,407	$922,503	$168,303	$239,111

	Summit S&P MidCap 400 Index Portfolio – Class I Shares	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2
Income:
Dividends	$3,364	$221,956	$499,683	$70,677
Expenses:
Mortality and expense fees	1,533	42,036	110,727	5,945
Administrative fees	-	-	-	-

Net investment income (loss)	1,831	179,920	388,956	64,732

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(1,205)	(156,509)	79,915	(21,871)
Realized gain distributions	-	21,431	616,438	11,377

Realized gain (loss)	(1,205)	(135,078)	696,353	(10,494)

Change in unrealized appreciation (depreciation) during the year	60,754	2,988,687	3,585,111	88,459

Net increase (decrease) in net assets from operations	$61,380	$3,033,529	$4,670,420	$142,697

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2009

(Continued)

	Templeton Growth Securities Fund – Class 2	Van Kampen UIF Equity and Income Portfolio – Class II	Wanger International	Wanger International Select

Income:
Dividends	$372,947	$22,833	$1,341,549	$260,831
Expenses:
Mortality and expense fees	85,631	4,957	272,269	60,953
Administrative fees	-	-	-	-

Net investment income (loss)	287,316	17,876	1,069,280	199,878

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(662,007)	18,589	99,389	(1,230,254)
Realized gain distributions	-	-	-	-

Realized gain (loss)	(662,007)	18,589	99,389	(1,230,254)

Change in unrealized appreciation (depreciation) during the year	3,508,431	146,327	13,139,605	3,381,026

Net increase (decrease) in net assets from operations	$3,133,740	$182,792	$14,308,274	$2,350,650

	Wanger Select	Wanger USA
Income:
Dividends	$-	$-
Expenses:
Mortality and expense fees	68,190	309,898
Administrative fees	-	-

Net investment income (loss)	(68,190)	(309,898)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(486,328)	21,273
Realized gain distributions	-	-

Realized gain (loss)	(486,328)	21,273

Change in unrealized appreciation (depreciation) during the year	5,459,685	14,459,499

Net increase (decrease) in net assets from operations	$4,905,167	$14,170,874

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	AIM V.I. Capital Appreciation Fund – Series I Shares		AIM V.I. Core Equity Fund – Series I Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,992)	$(47,155)	$21,899	$38,293
Realized gains (losses)	(83,084)	65,873	(44,235)	27,258
Unrealized appreciation (depreciation) during the year	990,689	(3,660,625)	514,171	(1,053,871)

Net increase (decrease) in net assets from operations	902,613	(3,641,907)	491,835	(988,320)

Contract transactions:
Payments received from contract owners	722,372	907,617	235,059	366,935
Transfers between Investment Options (including Guaranteed Interest Account), net	(285,917)	(317,621)	(69,709)	(768,760)
Transfers for contract benefits and terminations	(652,679)	(666,013)	(227,205)	(343,293)
Contract maintenance charges	(535,931)	(535,493)	(199,034)	(206,955)

Net increase (decrease) in net assets resulting from contract transactions	(752,155)	(611,510)	(260,889)	(952,073)

Total increase (decrease) in net assets	150,458	(4,253,417)	230,946	(1,940,393)
Net assets at beginning of period	4,807,949	9,061,366	2,009,599	3,949,992

Net assets at end of period	$4,958,407	$4,807,949	$2,240,545	$2,009,599

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	AIM V.I. Mid Cap Core Equity Fund – Series I Shares		Alger Capital Appreciation Portfolio – Class I-2 Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,851	$34,124	$(56,272)	$(78,501)
Realized gains (losses)	30,381	462,319	499,625	922,413
Unrealized appreciation (depreciation) during the year	750,715	(1,822,523)	2,569,714	(7,033,224)

Net increase (decrease) in net assets from operations	795,947	(1,326,080)	3,013,067	(6,189,312)

Contract transactions:
Payments received from contract owners	294,624	324,875	531,839	759,033
Transfers between Investment Options (including Guaranteed Interest Account), net	(503,168)	(243,202)	(613,913)	(1,690,474)
Transfers for contract benefits and terminations	(318,085)	(288,234)	(787,646)	(686,214)
Contract maintenance charges	(241,748)	(248,512)	(674,076)	(665,537)

Net increase (decrease) in net assets resulting from contract transactions	(768,377)	(455,073)	(1,543,796)	(2,283,192)

Total increase (decrease) in net assets	27,570	(1,781,153)	1,469,271	(8,472,504)
Net assets at beginning of period	3,134,637	4,915,790	6,754,737	15,227,241

Net assets at end of period	$3,162,207	$3,134,637	$8,224,008	$6,754,737

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Capital Appreciation Portfolio – Class 1		Anchor Series Trust Government and Quality Bond Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(8,551)	$(11,048)	$16,224	$13,456
Realized gains (losses)	(20,867)	499,419	726	5,911
Unrealized appreciation (depreciation) during the year	641,572	(1,721,538)	(2,929)	(3,167)

Net increase (decrease) in net assets from operations	612,154	(1,233,167)	14,021	16,200

Contract transactions:
Payments received from contract owners	1,794	66,978	507	65,692
Transfers between Investment Options (including Guaranteed Interest Account), net	25,222	(13,523)	(55,136)	(91,714)
Transfers for contract benefits and terminations	(17,812)	(81,084)	(12,056)	(4,914)
Contract maintenance charges	(18,666)	(22,211)	(5,189)	(9,675)

Net increase (decrease) in net assets resulting from contract transactions	(9,462)	(49,840)	(71,874)	(40,611)

Total increase (decrease) in net assets	602,692	(1,283,007)	(57,853)	(24,411)
Net assets at beginning of period	1,736,909	3,019,916	373,580	397,991

Net assets at end of period	$2,339,601	$1,736,909	$315,727	$373,580

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Growth and Income Portfolio – Class 1		Anchor Series Trust Growth Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(47)	$48	$8,820	$5,798
Realized gains (losses)	(6,468)	42,379	(62,087)	284,443
Unrealized appreciation (depreciation) during the year	63,952	(159,579)	469,746	(1,250,734)

Net increase (decrease) in net assets from operations	57,437	(117,152)	416,479	(960,493)

Contract transactions:
Payments received from contract owners	507	465	376	68,050
Transfers between Investment Options (including Guaranteed Interest Account), net	25,550	-	(68,750)	(12,143)
Transfers for contract benefits and terminations	(14,564)	(3,845)	(16,273)	(176,332)
Contract maintenance charges	(5,629)	(4,366)	(12,943)	(17,562)

Net increase (decrease) in net assets resulting from contract transactions	5,864	(7,746)	(97,590)	(137,987)

Total increase (decrease) in net assets	63,301	(124,898)	318,889	(1,098,480)
Net assets at beginning of period	176,798	301,696	1,222,848	2,321,328

Net assets at end of period	$240,099	$176,798	$1,541,737	$1,222,848

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Money Market Portfolio – Class 1		Anchor Series Trust Multi-Asset Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,103)	$10,056	$39,933	$45,243
Realized gains (losses)	-	-	(169,235)	291,754
Unrealized appreciation (depreciation) during the year	-	-	539,258	(1,128,027)

Net increase (decrease) in net assets from operations	(3,103)	10,056	409,956	(791,030)

Contract transactions:
Payments received from contract owners	1,173	1,170	148	936
Transfers between Investment Options (including Guaranteed Interest Account), net	(6,997)	117,380	(185,398)	-
Transfers for contract benefits and terminations	(7,043)	(77,108)	(315,007)	-
Contract maintenance charges	(38,099)	(24,031)	(15,846)	(20,402)

Net increase (decrease) in net assets resulting from contract transactions	(50,966)	17,411	(516,103)	(19,466)

Total increase (decrease) in net assets	(54,069)	27,467	(106,147)	(810,496)
Net assets at beginning of period	792,297	764,830	2,217,025	3,027,521

Net assets at end of period	$738,228	$792,297	$2,110,878	$2,217,025

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Anchor Series Trust Natural Resources Portfolio – Class 1		Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,377	$4,154	$74,899	$(7,305)
Realized gains (losses)	42,277	152,735	(32,078)	288,435
Unrealized appreciation (depreciation) during the year	236,526	(713,346)	232,486	(829,391)

Net increase (decrease) in net assets from operations	285,180	(556,457)	275,307	(548,261)

Contract transactions:
Payments received from contract owners	1,425	2,175	5,461	4,270
Transfers between Investment Options (including Guaranteed Interest Account), net	56,898	-	(27,000)	-
Transfers for contract benefits and terminations	(5,983)	(48,884)	(46,203)	(37,324)
Contract maintenance charges	(4,163)	(5,918)	(16,926)	(18,802)

Net increase (decrease) in net assets resulting from contract transactions	48,177	(52,627)	(84,668)	(51,856)

Total increase (decrease) in net assets	333,357	(609,084)	190,639	(600,117)
Net assets at beginning of period	501,115	1,110,199	1,256,725	1,856,842

Net assets at end of period	$834,472	$501,115	$1,447,364	$1,256,725

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	DWS Equity 500 Index Fund VIP – Class A		DWS Small Cap Index VIP – Class A
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$686,675	$719,474	$7,354	$(119)
Realized gains (losses)	(124,135)	(342,712)	38,270	(1,875)
Unrealized appreciation (depreciation) during the year	6,137,307	(16,705,449)	101,873	(4,570)

Net increase (decrease) in net assets from operations	6,699,847	(16,328,687)	147,497	(6,564)

Contract transactions:
Payments received from contract owners	1,886,246	1,990,560	31,191	289,340
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,447,069)	518,227	205,751	117,328
Transfers for contract benefits and terminations	(1,377,484)	(1,554,267)	(13,985)	(2,089)
Contract maintenance charges	(1,500,561)	(1,512,407)	(36,351)	(4,645)

Net increase (decrease) in net assets resulting from contract transactions	(3,438,868)	(557,887)	186,606	399,934

Total increase (decrease) in net assets	3,260,979	(16,886,574)	334,103	393,370
Net assets at beginning of period	26,935,908	43,822,482	393,370	-

Net assets at end of period	$30,196,887	$26,935,908	$727,473	$393,370

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,404,865	$1,569,781	$749,220	$772,536
Realized gains (losses)	124,193	(34,237)	(8,292)	(201,163)
Unrealized appreciation (depreciation) during the year	(96,996)	(287,199)	2,380,805	(2,778,388)

Net increase (decrease) in net assets from operations	1,432,062	1,248,345	3,121,733	(2,207,015)

Contract transactions:
Payments received from contract owners	3,800,941	3,418,221	826,132	995,459
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,342,257)	874,788	791,144	(658,996)
Transfers for contract benefits and terminations	(5,823,563)	(4,562,558)	(1,090,352)	(1,184,544)
Contract maintenance charges	(2,988,366)	(2,374,049)	(530,564)	(526,895)

Net increase (decrease) in net assets resulting from contract transactions	(7,353,245)	(2,643,598)	(3,640)	(1,374,976)

Total increase (decrease) in net assets	(5,921,183)	(1,395,253)	3,118,093	(3,581,991)
Net assets at beginning of period	36,146,309	37,541,562	5,957,217	9,539,208

Net assets at end of period	$30,225,126	$36,146,309	$9,075,310	$5,957,217

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Fidelity® VIP Contrafund® Portfolio – Service Class		Fidelity® VIP Growth Opportunities Portfolio – Service Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$206,019	$127,739	$(18,201)	$(21,803)
Realized gains (losses)	(6,392,532)	778,995	(75,738)	(115,045)
Unrealized appreciation (depreciation) during the year	18,361,152	(34,722,606)	2,154,638	(4,800,870)

Net increase (decrease) in net assets from operations	12,174,639	(33,815,872)	2,060,699	(4,937,718)

Contract transactions:
Payments received from contract owners	3,859,130	4,449,140	1,268,649	1,489,432
Transfers between Investment Options (including Guaranteed Interest Account), net	(4,351,847)	553,399	48,275	581,662
Transfers for contract benefits and terminations	(7,850,414)	(5,336,515)	(503,524)	(399,011)
Contract maintenance charges	(2,965,431)	(3,049,177)	(741,998)	(676,388)

Net increase (decrease) in net assets resulting from contract transactions	(11,308,562)	(3,383,153)	71,402	995,695

Total increase (decrease) in net assets	866,077	(37,199,025)	2,132,101	(3,942,023)
Net assets at beginning of period	43,923,121	81,122,146	4,436,147	8,378,170

Net assets at end of period	$44,789,198	$43,923,121	$6,568,248	$4,436,147

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Fidelity® VIP Growth Portfolio – Service Class		Fidelity® VIP Investment Grade Bond Portfolio – Service Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(39,127)	$(5,264)	$209,383	$84,146
Realized gains (losses)	(215,760)	(10,981)	21,393	(23,825)
Unrealized appreciation (depreciation) during the year	2,559,046	(9,305,526)	131,895	(149,193)

Net increase (decrease) in net assets from operations	2,304,159	(9,321,771)	362,671	(88,872)

Contract transactions:
Payments received from contract owners	1,016,331	1,662,162	434,624	481,506
Transfers between Investment Options (including Guaranteed Interest Account), net	(826,668)	(523,046)	1,048,709	586,762
Transfers for contract benefits and terminations	(991,188)	(1,409,826)	(309,870)	(913,237)
Contract maintenance charges	(879,809)	(972,746)	(321,445)	(200,157)

Net increase (decrease) in net assets resulting from contract transactions	(1,681,334)	(1,243,456)	852,018	(45,126)

Total increase (decrease) in net assets	622,825	(10,565,227)	1,214,689	(133,998)
Net assets at beginning of period	9,857,897	20,423,124	2,130,378	2,264,376

Net assets at end of period	$10,480,722	$9,857,897	$3,345,067	$2,130,378

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Franklin Income Securities Fund – Class 2		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$222,838	$120,697	$(9,500)	$(11,850)
Realized gains (losses)	(20,978)	46,778	(80,791)	(73,820)
Unrealized appreciation (depreciation) during the year	752,988	(1,050,768)	618,312	(580,052)

Net increase (decrease) in net assets from operations	954,848	(883,293)	528,021	(665,722)

Contract transactions:
Payments received from contract owners	429,756	461,183	156,287	184,670
Transfers between Investment Options (including Guaranteed Interest Account), net	886,428	971,915	(89,768)	(214,818)
Transfers for contract benefits and terminations	(324,540)	(117,676)	(71,615)	(82,443)
Contract maintenance charges	(283,951)	(218,585)	(73,614)	(72,758)

Net increase (decrease) in net assets resulting from contract transactions	707,693	1,096,837	(78,710)	(185,349)

Total increase (decrease) in net assets	1,662,541	213,544	449,311	(851,071)
Net assets at beginning of period	2,329,539	2,115,995	1,116,442	1,967,513

Net assets at end of period	$3,992,080	$2,329,539	$1,565,753	$1,116,442

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$276,178	$280,292	$29,360	$154,159
Realized gains (losses)	60,566	(33,604)	(1,810,157)	(371,634)
Unrealized appreciation (depreciation) during the year	1,054,822	(1,164,703)	3,700,339	(8,432,383)

Net increase (decrease) in net assets from operations	1,391,566	(918,015)	1,919,542	(8,649,858)

Contract transactions:
Payments received from contract owners	415,832	519,774	1,837,102	2,412,910
Transfers between Investment Options (including Guaranteed Interest Account), net	245,060	306,589	(1,752,622)	(454,295)
Transfers for contract benefits and terminations	(495,329)	(670,045)	(2,009,992)	(1,849,938)
Contract maintenance charges	(430,395)	(368,711)	(1,384,195)	(1,438,362)

Net increase (decrease) in net assets resulting from contract transactions	(264,832)	(212,393)	(3,309,707)	(1,329,685)

Total increase (decrease) in net assets	1,126,734	(1,130,408)	(1,390,165)	(9,979,543)
Net assets at beginning of period	4,181,895	5,312,303	14,515,940	24,495,483

Net assets at end of period	$5,308,629	$4,181,895	$13,125,775	$14,515,940

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares		Mutual Shares Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(14,719)	$39,355	$255,556	$837,377
Realized gains (losses)	(663,447)	58,884	(4,112,812)	1,423,733
Unrealized appreciation (depreciation) during the year	1,860,819	(3,918,090)	8,782,603	(18,455,194)

Net increase (decrease) in net assets from operations	1,182,653	(3,819,851)	4,925,347	(16,194,084)

Contract transactions:
Payments received from contract owners	522,811	646,702	2,262,993	2,747,307
Transfers between Investment Options (including Guaranteed Interest Account), net	(893,166)	(637,267)	(1,903,992)	(1,858,923)
Transfers for contract benefits and terminations	(525,188)	(675,719)	(5,978,148)	(1,972,442)
Contract maintenance charges	(400,985)	(429,663)	(1,669,756)	(1,818,600)

Net increase (decrease) in net assets resulting from contract transactions	(1,296,528)	(1,095,947)	(7,288,903)	(2,902,658)

Total increase (decrease) in net assets	(113,875)	(4,915,798)	(2,363,556)	(19,096,742)
Net assets at beginning of period	5,454,324	10,370,122	26,170,688	45,267,430

Net assets at end of period	$5,340,449	$5,454,324	$23,807,132	$26,170,688

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Neuberger Berman AMT Guardian Portfolio – S Class		Neuberger Berman AMT Small Cap Growth Portfolio – S Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,637	$(1,870)	$(660)	$(62)
Realized gains (losses)	106,326	77,761	132	(4,106)
Unrealized appreciation (depreciation) during the year	677,973	(755,316)	24,672	(2,266)

Net increase (decrease) in net assets from operations	790,936	(679,425)	24,144	(6,434)

Contract transactions:
Payments received from contract owners	560,796	576,474	18,622	4,298
Transfers between Investment Options (including Guaranteed Interest Account), net	3,054,801	629,359	113,568	8,344
Transfers for contract benefits and terminations	(2,486,229)	(45,057)	(7,557)	(2,197)
Contract maintenance charges	(331,511)	(201,273)	(10,521)	(742)

Net increase (decrease) in net assets resulting from contract transactions	797,857	959,503	114,112	9,703

Total increase (decrease) in net assets	1,588,793	280,078	138,256	3,269
Net assets at beginning of period	1,390,822	1,110,744	12,533	9,264

Net assets at end of period	$2,979,615	$1,390,822	$150,789	$12,533

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Oppenheimer Capital Appreciation Fund/VA – Service Shares		Oppenheimer Global Securities Fund/VA – Service Shares
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,688)	$(5,681)	$11,868	$4,949
Realized gains (losses)	58,146	(30,663)	(17,016)	24,286
Unrealized appreciation (depreciation) during the year	262,142	(385,029)	323,765	(687,003)

Net increase (decrease) in net assets from operations	314,600	(421,373)	318,617	(657,768)

Contract transactions:
Payments received from contract owners	61,469	70,450	163,756	161,102
Transfers between Investment Options (including Guaranteed Interest Account), net	378,375	110,763	(150,107)	394,932
Transfers for contract benefits and terminations	(45,906)	(25,679)	(121,079)	(153,477)
Contract maintenance charges	(57,845)	(38,321)	(125,972)	(123,989)

Net increase (decrease) in net assets resulting from contract transactions	336,093	117,213	(233,402)	278,568

Total increase (decrease) in net assets	650,693	(304,160)	85,215	(379,200)
Net assets at beginning of period	478,530	782,690	1,030,769	1,409,969

Net assets at end of period	$1,129,223	$478,530	$1,115,984	$1,030,769

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares		Phoenix Capital Growth Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,755)	$(15,244)	$62,570	$(1,043,085)
Realized gains (losses)	(921,422)	49,330	(7,919,814)	(4,814,197)
Unrealized appreciation (depreciation) during the year	1,416,783	(1,577,676)	32,917,887	(63,420,810)

Net increase (decrease) in net assets from operations	491,606	(1,543,590)	25,060,643	(69,278,092)

Contract transactions:
Payments received from contract owners	439,506	452,466	13,474,300	15,993,403
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,151,331)	3,144,355	(3,736,521)	(6,311,273)
Transfers for contract benefits and terminations	(165,690)	(41,083)	(9,430,433)	(13,392,676)
Contract maintenance charges	(228,393)	(177,801)	(10,847,216)	(11,939,618)

Net increase (decrease) in net assets resulting from contract transactions	(1,105,908)	3,377,937	(10,539,870)	(15,650,164)

Total increase (decrease) in net assets	(614,302)	1,834,347	14,520,773	(84,928,256)
Net assets at beginning of period	3,006,291	1,171,944	93,963,822	178,892,078

Net assets at end of period	$2,391,989	$3,006,291	$108,484,595	$93,963,822

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Dynamic Asset Allocation Series: Aggressive Growth		Phoenix Dynamic Asset Allocation Series: Growth
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$21,715	$19,804	$97,641	$128,963
Realized gains (losses)	(120,123)	(33,475)	(371,547)	(119,447)
Unrealized appreciation (depreciation) during the year	569,659	(1,048,774)	1,892,319	(3,154,044)

Net increase (decrease) in net assets from operations	471,251	(1,062,445)	1,618,413	(3,144,528)

Contract transactions:
Payments received from contract owners	394,037	411,899	917,454	1,496,143
Transfers between Investment Options (including Guaranteed Interest Account), net	235,011	12,686	37,225	1,275,850
Transfers for contract benefits and terminations	(322,503)	(81,217)	(412,838)	(862,747)
Contract maintenance charges	(230,400)	(220,754)	(729,363)	(637,394)

Net increase (decrease) in net assets resulting from contract transactions	76,145	122,614	(187,522)	1,271,852

Total increase (decrease) in net assets	547,396	(939,831)	1,430,891	(1,872,676)
Net assets at beginning of period	1,672,504	2,612,335	6,558,034	8,430,710

Net assets at end of period	$2,219,900	$1,672,504	$7,988,925	$6,558,034

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Dynamic Asset Allocation Series: Moderate		Phoenix Dynamic Asset Allocation Series: Moderate Growth
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$63,465	$61,775	$50,777	$51,486
Realized gains (losses)	(75,856)	(39,864)	1,873	19,985
Unrealized appreciation (depreciation) during the year	505,382	(696,289)	494,863	(1,113,510)

Net increase (decrease) in net assets from operations	492,991	(674,378)	547,513	(1,042,039)

Contract transactions:
Payments received from contract owners	310,530	308,543	340,170	365,492
Transfers between Investment Options (including Guaranteed Interest Account), net	1,156,354	4,432,959	987,082	484,668
Transfers for contract benefits and terminations	(1,057,184)	(332,040)	(186,463)	(37,463)
Contract maintenance charges	(440,363)	(157,112)	(284,449)	(258,756)

Net increase (decrease) in net assets resulting from contract transactions	(30,663)	4,252,350	856,340	553,941

Total increase (decrease) in net assets	462,328	3,577,972	1,403,853	(488,098)
Net assets at beginning of period	3,948,788	370,816	2,866,142	3,354,240

Net assets at end of period	$4,411,116	$3,948,788	$4,269,995	$2,866,142

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Growth and Income Series		Phoenix Mid-Cap Growth Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$177,196	$176,403	$(150,972)	$(224,513)
Realized gains (losses)	(514,117)	245,927	(797,866)	93,350
Unrealized appreciation (depreciation) during the year	4,579,888	(12,829,326)	6,127,847	(15,505,608)

Net increase (decrease) in net assets from operations	4,242,967	(12,406,996)	5,179,009	(15,636,771)

Contract transactions:
Payments received from contract owners	2,192,163	3,271,653	2,469,899	3,243,439
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,410,350)	(2,940,814)	(1,171,338)	(2,040,375)
Transfers for contract benefits and terminations	(2,059,893)	(3,433,194)	(1,874,482)	(3,060,173)
Contract maintenance charges	(1,915,805)	(2,114,078)	(1,917,909)	(2,284,665)

Net increase (decrease) in net assets resulting from contract transactions	(3,193,885)	(5,216,433)	(2,493,830)	(4,141,774)

Total increase (decrease) in net assets	1,049,082	(17,623,429)	2,685,179	(19,778,545)
Net assets at beginning of period	21,245,390	38,868,819	19,211,217	38,989,762

Net assets at end of period	$22,294,472	$21,245,390	$21,896,396	$19,211,217

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Mid-Cap Value Series		Phoenix Money Market Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$26,655	$(176,842)	$(421,375)	$913,474
Realized gains (losses)	(384,560)	884,228	6,930	-
Unrealized appreciation (depreciation) during the year	6,430,099	(12,978,092)	-	-

Net increase (decrease) in net assets from operations	6,072,194	(12,270,706)	(414,445)	913,474

Contract transactions:
Payments received from contract owners	2,130,777	2,533,058	8,548,021	15,182,562
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,143,479)	(2,330,089)	21,255,325	12,712,922
Transfers for contract benefits and terminations	(2,106,871)	(2,348,163)	(30,066,771)	(17,979,410)
Contract maintenance charges	(1,890,527)	(1,950,843)	(7,614,362)	(6,146,560)

Net increase (decrease) in net assets resulting from contract transactions	(3,010,100)	(4,096,037)	(7,877,787)	3,769,514

Total increase (decrease) in net assets	3,062,094	(16,366,743)	(8,292,232)	4,682,988
Net assets at beginning of period	21,135,340	37,502,083	64,783,309	60,100,321

Net assets at end of period	$24,197,434	$21,135,340	$56,491,077	$64,783,309

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Multi-Sector Fixed Income Series		Phoenix Multi-Sector Short Term Bond Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$2,428,546	$3,705,388	$442,020	$1,088,781
Realized gains (losses)	(980,525)	(4,002,450)	(2,051,380)	(152,083)
Unrealized appreciation (depreciation) during the year	11,118,465	(10,665,058)	3,843,659	(3,560,306)

Net increase (decrease) in net assets from operations	12,566,486	(10,962,120)	2,234,299	(2,623,608)

Contract transactions:
Payments received from contract owners	2,702,789	3,757,233	679,103	524,947
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,554,692)	(31,606,485)	(11,117,436)	11,522,097
Transfers for contract benefits and terminations	(5,556,618)	(9,320,981)	(1,622,174)	(1,476,796)
Contract maintenance charges	(3,308,491)	(3,493,550)	(506,873)	(590,643)

Net increase (decrease) in net assets resulting from contract transactions	(8,717,012)	(40,663,783)	(12,567,380)	9,979,605

Total increase (decrease) in net assets	3,849,474	(51,625,903)	(10,333,081)	7,355,997
Net assets at beginning of period	36,957,377	88,583,280	18,293,936	10,937,939

Net assets at end of period	$40,806,851	$36,957,377	$7,960,855	$18,293,936

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Small-Cap Growth Series		Phoenix Small-Cap Value Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(50,849)	$(82,876)	$(29,887)	$(112,331)
Realized gains (losses)	(1,249,423)	(91,498)	(1,008,094)	(203,981)
Unrealized appreciation (depreciation) during the year	2,669,086	(6,355,068)	3,085,968	(7,106,596)

Net increase (decrease) in net assets from operations	1,368,814	(6,529,442)	2,047,987	(7,422,908)

Contract transactions:
Payments received from contract owners	750,349	1,140,019	1,256,167	1,632,228
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,078,471)	(680,563)	(1,039,068)	(1,403,066)
Transfers for contract benefits and terminations	(783,549)	(1,503,407)	(922,563)	(1,574,559)
Contract maintenance charges	(589,290)	(720,893)	(890,828)	(1,042,860)

Net increase (decrease) in net assets resulting from contract transactions	(1,700,961)	(1,764,844)	(1,596,292)	(2,388,257)

Total increase (decrease) in net assets	(332,147)	(8,294,286)	451,695	(9,811,165)
Net assets at beginning of period	7,493,407	15,787,693	11,284,898	21,096,063

Net assets at end of period	$7,161,260	$7,493,407	$11,736,593	$11,284,898

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix Strategic Allocation Series		Phoenix-Aberdeen International Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,341,122	$1,345,873	$1,515,680	$1,002,675
Realized gains (losses)	(2,413,421)	(580,210)	(1,922,065)	3,015,791
Unrealized appreciation (depreciation) during the year	11,119,332	(18,600,837)	21,196,757	(45,451,513)

Net increase (decrease) in net assets from operations	10,047,033	(17,835,174)	20,790,372	(41,433,047)

Contract transactions:
Payments received from contract owners	3,701,216	8,332,041	6,766,620	7,632,574
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,173,307)	(2,475,406)	(4,097,425)	(2,170,482)
Transfers for contract benefits and terminations	(5,140,965)	(9,191,783)	(6,883,046)	(9,568,464)
Contract maintenance charges	(4,037,412)	(4,047,603)	(5,268,074)	(5,688,233)

Net increase (decrease) in net assets resulting from contract transactions	(7,650,468)	(7,382,751)	(9,481,925)	(9,794,605)

Total increase (decrease) in net assets	2,396,565	(25,217,925)	11,308,447	(51,227,652)
Net assets at beginning of period	47,636,608	72,854,533	60,670,721	111,898,373

Net assets at end of period	$50,033,173	$47,636,608	$71,979,168	$60,670,721

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix-Duff & Phelps Real Estate Securities Series		Phoenix-Van Kampen Comstock Series
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$497,791	$230,095	$279,040	$279,990
Realized gains (losses)	(553,144)	416,382	(956,343)	(107,441)
Unrealized appreciation (depreciation) during the year	4,791,663	(12,168,838)	6,185,869	(11,633,604)

Net increase (decrease) in net assets from operations	4,736,310	(11,522,361)	5,508,566	(11,461,055)

Contract transactions:
Payments received from contract owners	1,898,061	2,440,553	1,783,003	2,586,477
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,306,407)	(1,285,470)	1,647,812	(2,410,666)
Transfers for contract benefits and terminations	(1,723,103)	(2,014,753)	(4,678,878)	(2,646,517)
Contract maintenance charges	(1,394,958)	(1,704,126)	(1,506,784)	(1,554,999)

Net increase (decrease) in net assets resulting from contract transactions	(2,526,407)	(2,563,796)	(2,754,847)	(4,025,705)

Total increase (decrease) in net assets	2,209,903	(14,086,157)	2,753,719	(15,486,760)
Net assets at beginning of period	18,839,134	32,925,291	19,277,098	34,763,858

Net assets at end of period	$21,049,037	$18,839,134	$22,030,817	$19,277,098

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Phoenix-Van Kampen Equity 500 Index Series		PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$392,394	$354,214	$134,911	$130,775
Realized gains (losses)	(2,946,355)	(786,062)	253,717	(480,969)
Unrealized appreciation (depreciation) during the year	8,094,769	(17,468,721)	505,611	(1,607,208)

Net increase (decrease) in net assets from operations	5,540,808	(17,900,569)	894,239	(1,957,402)

Contract transactions:
Payments received from contract owners	2,259,312	3,236,506	443,758	515,805
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,798,026)	(2,780,754)	684,724	1,179,511
Transfers for contract benefits and terminations	(2,847,950)	(3,472,526)	(236,206)	(331,917)
Contract maintenance charges	(2,428,424)	(2,547,012)	(237,856)	(255,716)

Net increase (decrease) in net assets resulting from contract transactions	(5,815,088)	(5,563,786)	654,420	1,107,683

Total increase (decrease) in net assets	(274,280)	(23,464,355)	1,548,659	(849,719)
Net assets at beginning of period	27,778,041	51,242,396	1,892,772	2,742,491

Net assets at end of period	$27,503,761	$27,778,041	$3,441,431	$1,892,772

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$71,907	$75,805	$884,553	$218,138
Realized gains (losses)	138,928	(120,460)	990,547	250,107
Unrealized appreciation (depreciation) during the year	282,463	(358,805)	586,955	(94,864)

Net increase (decrease) in net assets from operations	493,298	(403,460)	2,462,055	373,381

Contract transactions:
Payments received from contract owners	185,467	126,115	602,434	1,254,690
Transfers between Investment Options (including Guaranteed Interest Account), net	234,475	2,832,588	16,375,190	11,205,390
Transfers for contract benefits and terminations	(185,942)	(741,786)	(14,271,039)	(285,137)
Contract maintenance charges	(140,693)	(123,242)	(853,957)	(337,676)

Net increase (decrease) in net assets resulting from contract transactions	93,307	2,093,675	1,852,628	11,837,267

Total increase (decrease) in net assets	586,605	1,690,215	4,314,683	12,210,648
Net assets at beginning of period	2,637,793	947,578	13,588,916	1,378,268

Net assets at end of period	$3,224,398	$2,637,793	$17,903,599	$13,588,916

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Rydex Variable Trust All-Cap Opportunity Fund		Rydex Variable Trust Inverse Government Long Bond Strategy Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,372)	$(11,187)	$(922)	$(289)
Realized gains (losses)	(36,608)	(23,728)	(11,497)	(7,461)
Unrealized appreciation (depreciation) during the year	260,252	(677,971)	39,534	(58,720)

Net increase (decrease) in net assets from operations	217,272	(712,886)	27,115	(66,470)

Contract transactions:
Payments received from contract owners	49,530	141,603	10,921	9,958
Transfers between Investment Options (including Guaranteed Interest Account), net	(103,266)	(164,520)	(11,045)	(21,901)
Transfers for contract benefits and terminations	(32,171)	(63,363)	(4,720)	(11,105)
Contract maintenance charges	(74,695)	(87,169)	(13,364)	(12,362)

Net increase (decrease) in net assets resulting from contract transactions	(160,602)	(173,449)	(18,208)	(35,410)

Total increase (decrease) in net assets	56,670	(886,335)	8,907	(101,880)
Net assets at beginning of period	946,768	1,833,103	148,376	250,256

Net assets at end of period	$1,003,438	$946,768	$157,283	$148,376

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Rydex Variable Trust Nova Fund		Sentinel Variable Products Balanced Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$197	$(929)	$7,541	$9,319
Realized gains (losses)	(2,672)	8,996	(3,283)	(4,143)
Unrealized appreciation (depreciation) during the year	45,441	(170,145)	74,857	(77,570)

Net increase (decrease) in net assets from operations	42,966	(162,078)	79,115	(72,394)

Contract transactions:
Payments received from contract owners	18,140	27,961	47,089	40,044
Transfers between Investment Options (including Guaranteed Interest Account), net	(9,659)	(44,537)	59,271	489,959
Transfers for contract benefits and terminations	(13,076)	(15,578)	(46,930)	(118,534)
Contract maintenance charges	(15,002)	(18,293)	(24,304)	(31,922)

Net increase (decrease) in net assets resulting from contract transactions	(19,597)	(50,447)	35,126	379,547

Total increase (decrease) in net assets	23,369	(212,525)	114,241	307,153
Net assets at beginning of period	128,866	341,391	324,015	16,862

Net assets at end of period	$152,235	$128,866	$438,256	$324,015

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Bond Fund		Sentinel Variable Products Common Stock Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$154,792	$243,139	$33,385	$100,076
Realized gains (losses)	528,847	1,873	(2,247,424)	(109,570)
Unrealized appreciation (depreciation) during the year	12,768	(57,810)	3,136,542	(3,316,695)

Net increase (decrease) in net assets from operations	696,407	187,202	922,503	(3,326,189)

Contract transactions:
Payments received from contract owners	290,332	214,450	936,186	753,323
Transfers between Investment Options (including Guaranteed Interest Account), net	5,251,105	6,026,783	(5,461,905)	11,744,693
Transfers for contract benefits and terminations	(8,408,704)	(23,519)	(256,841)	(21,293)
Contract maintenance charges	(363,524)	(140,786)	(508,534)	(387,121)

Net increase (decrease) in net assets resulting from contract transactions	(3,230,791)	6,076,928	(5,291,094)	12,089,602

Total increase (decrease) in net assets	(2,534,384)	6,264,130	(4,368,591)	8,763,413
Net assets at beginning of period	6,484,320	220,190	9,357,940	594,527

Net assets at end of period	$3,949,936	$6,484,320	$4,989,349	$9,357,940

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Sentinel Variable Products Mid Cap Growth Fund		Sentinel Variable Products Small Company Fund
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,432)	$(6,391)	$(2,084)	$(1,152)
Realized gains (losses)	(4,159)	(225,241)	4,461	(8,957)
Unrealized appreciation (depreciation) during the year	175,894	(366,961)	236,734	(148,985)

Net increase (decrease) in net assets from operations	168,303	(598,593)	239,111	(159,094)

Contract transactions:
Payments received from contract owners	56,162	145,757	184,503	122,336
Transfers between Investment Options (including Guaranteed Interest Account), net	92,565	757,676	359,254	547,993
Transfers for contract benefits and terminations	(9,398)	(14,369)	(78,897)	(22,417)
Contract maintenance charges	(29,166)	(28,730)	(104,404)	(46,464)

Net increase (decrease) in net assets resulting from contract transactions	110,163	860,334	360,456	601,448

Total increase (decrease) in net assets	278,466	261,741	599,567	442,354
Net assets at beginning of period	500,820	239,079	537,167	94,813

Net assets at end of period	$779,286	$500,820	$1,136,734	$537,167

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Summit S&P MidCap 400 Index Portfolio – Class I Shares		Templeton Developing Markets Securities Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,831	$1,513	$179,920	$140,815
Realized gains (losses)	(1,205)	1,410	(135,078)	1,225,115
Unrealized appreciation (depreciation) during the year	60,754	(28,539)	2,988,687	(6,280,439)

Net increase (decrease) in net assets from operations	61,380	(25,616)	3,033,529	(4,914,509)

Contract transactions:
Payments received from contract owners	9,620	23,875	583,157	654,326
Transfers between Investment Options (including Guaranteed Interest Account), net	252,391	141,887	955,198	(1,030,608)
Transfers for contract benefits and terminations	(7,680)	(6,230)	(731,243)	(832,908)
Contract maintenance charges	(16,656)	(1,360)	(401,405)	(400,731)

Net increase (decrease) in net assets resulting from contract transactions	237,675	158,172	405,707	(1,609,921)

Total increase (decrease) in net assets	299,055	132,556	3,439,236	(6,524,430)
Net assets at beginning of period	132,556	-	4,260,171	10,784,601

Net assets at end of period	$431,611	$132,556	$7,699,407	$4,260,171

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Templeton Foreign Securities Fund – Class 2		Templeton Global Asset Allocation Fund – Class 2
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$388,956	$354,182	$64,732	$98,133
Realized gains (losses)	696,353	1,409,014	(10,494)	124,306
Unrealized appreciation (depreciation) during the year	3,585,111	(12,413,903)	88,459	(497,203)

Net increase (decrease) in net assets from operations	4,670,420	(10,650,707)	142,697	(274,764)

Contract transactions:
Payments received from contract owners	1,141,592	1,622,542	47,780	54,678
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,054,407)	(1,572,409)	(2,229)	(72,345)
Transfers for contract benefits and terminations	(1,420,469)	(1,682,785)	(36,981)	(10,166)
Contract maintenance charges	(946,478)	(1,166,764)	(92,515)	(79,167)

Net increase (decrease) in net assets resulting from contract transactions	(2,279,762)	(2,799,416)	(83,945)	(107,000)

Total increase (decrease) in net assets	2,390,658	(13,450,123)	58,752	(381,764)
Net assets at beginning of period	13,950,701	27,400,824	761,206	1,142,970

Net assets at end of period	$16,341,359	$13,950,701	$819,958	$761,206

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Templeton Growth Securities Fund – Class 2		Van Kampen UIF Equity and Income Portfolio – Class II
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$287,316	$183,622	$17,876	$8,969
Realized gains (losses)	(662,007)	745,943	18,589	15,126
Unrealized appreciation (depreciation) during the year	3,508,431	(10,179,306)	146,327	(160,247)

Net increase (decrease) in net assets from operations	3,133,740	(9,249,741)	182,792	(136,152)

Contract transactions:
Payments received from contract owners	1,268,168	1,670,041	106,823	65,082
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,038,568)	(2,253,193)	(90,934)	226,351
Transfers for contract benefits and terminations	(1,274,161)	(1,221,999)	(41,105)	(6,283)
Contract maintenance charges	(1,125,119)	(1,151,643)	(48,944)	(36,002)

Net increase (decrease) in net assets resulting from contract transactions	(2,169,680)	(2,956,794)	(74,160)	249,148

Total increase (decrease) in net assets	964,060	(12,206,535)	108,632	112,996
Net assets at beginning of period	11,552,017	23,758,552	625,780	512,784

Net assets at end of period	$12,516,077	$11,552,017	$734,412	$625,780

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Wanger International		Wanger International Select
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,069,280	$131,761	$199,878	$(45,241)
Realized gains (losses)	99,389	7,617,831	(1,230,254)	3,357,520
Unrealized appreciation (depreciation) during the year	13,139,605	(37,424,906)	3,381,026	(11,087,017)

Net increase (decrease) in net assets from operations	14,308,274	(29,675,314)	2,350,650	(7,774,738)

Contract transactions:
Payments received from contract owners	2,897,249	3,854,827	756,441	925,389
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,381,429)	(4,832,369)	(1,177,537)	(1,185,039)
Transfers for contract benefits and terminations	(3,320,830)	(5,161,428)	(825,646)	(1,416,295)
Contract maintenance charges	(2,749,820)	(3,134,592)	(693,231)	(841,630)

Net increase (decrease) in net assets resulting from contract transactions	(4,554,830)	(9,273,562)	(1,939,973)	(2,517,575)

Total increase (decrease) in net assets	9,753,444	(38,948,876)	410,677	(10,292,313)
Net assets at beginning of period	31,892,165	70,841,041	8,720,674	19,012,987

Net assets at end of period	$41,645,609	$31,892,165	$9,131,351	$8,720,674

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2009 and 2008

(Continued)

	Wanger Select		Wanger USA
	2009	2008	2009	2008

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(68,190)	$(107,083)	$(309,898)	$(459,986)
Realized gains (losses)	(486,328)	(325,936)	21,273	8,283,541
Unrealized appreciation (depreciation) during the year	5,459,685	(8,692,082)	14,459,499	(35,841,347)

Net increase (decrease) in net assets from operations	4,905,167	(9,125,101)	14,170,874	(28,017,792)

Contract transactions:
Payments received from contract owners	842,996	1,052,389	3,614,508	4,889,494
Transfers between Investment Options (including Guaranteed Interest Account), net	(646,163)	(881,431)	(1,795,626)	(5,441,648)
Transfers for contract benefits and terminations	(1,031,045)	(1,634,051)	(4,715,127)	(6,806,574)
Contract maintenance charges	(705,625)	(714,091)	(3,343,407)	(3,754,692)

Net increase (decrease) in net assets resulting from contract transactions	(1,539,837)	(2,177,184)	(6,239,652)	(11,113,420)

Total increase (decrease) in net assets	3,365,330	(11,302,285)	7,931,222	(39,131,212)
Net assets at beginning of period	8,479,076	19,781,361	38,782,872	77,914,084

Net assets at end of period	$11,844,406	$8,479,076	$46,714,094	$38,782,872

See Notes to Financial Statements

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The Phoenix Life Variable Universal Life Account (the “Separate Account”) is a separate investment account of Phoenix Life Insurance Company (“Phoenix” or “the Sponsor”). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Separate Account currently consists of 70 investment options that invest in shares of underlying funds. The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, DWS Investments VIT Funds, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, Summit Mutual Funds, Inc., The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the “Funds”).

The Separate Account may invest in the following investment options:

AIM V.I. Capital Appreciation Fund – Series I Shares
AIM V.I. Core Equity Fund – Series I Shares
AIM V.I. Mid Cap Core Equity Fund – Series I Shares
Alger Capital Appreciation Portfolio – Class 1-2 Shares (formerly Alger American Capital Appreciation Portfolio – Class O Shares)
Anchor Series Trust Capital Appreciation Portfolio – Class 1
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
Anchor Series Trust Growth and Income Portfolio – Class 1
Anchor Series Trust Growth Portfolio – Class 1
Anchor Series Trust Money Market Portfolio – Class 1
Anchor Series Trust Multi-Asset Portfolio – Class 1
Anchor Series Trust Natural Resources Portfolio – Class 1
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
DWS Equity 500 Index Fund VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income Securities Fund – Class 2
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares (formerly Lazard Retirement U.S. Small Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares (formerly Lord Abbett Bond Debenture Portfolio – Class VC Shares)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares (formerly Lord Abbett Growth and Income Portfolio – Class VC Shares)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares (formerly Lord Abbett Mid Cap Value Portfolio – Class VC Shares)
Mutual Shares Securities Fund – Class 2 (included in Franklin Templeton Variable Insurance Products Trust)
Neuberger Berman AMT Guardian Portfolio – Class S
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Securities Fund/VA – Service Shares
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
Phoenix Capital Growth Series
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
Phoenix Dynamic Asset Allocation Series: Growth
Phoenix Dynamic Asset Allocation Series: Moderate
Phoenix Dynamic Asset Allocation Series: Moderate Growth
Phoenix Growth and Income Series
Phoenix Mid-Cap Growth Series

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

Phoenix Mid-Cap Value Series (formerly Phoenix-Sanford Bernstein Mid-Cap Value Series)
Phoenix Money Market Series
Phoenix Multi-Sector Fixed Income Series
Phoenix Multi-Sector Short Term Bond Series
Phoenix Small-Cap Growth Series
Phoenix Small-Cap Value Series (formerly Phoenix-Sanford Bernstein Small-Cap Value Series)
Phoenix Strategic Allocation Series
Phoenix-Aberdeen International Series
Phoenix-Duff & Phelps Real Estate Securities Series
Phoenix-Van Kampen Comstock Series
Phoenix-Van Kampen Equity 500 Index Series
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class (formerly PIMCO CommodityRealReturnTM Strategy Portfolio – Advisor Class)
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex Variable Trust All-Cap Opportunity Fund (formerly Rydex Variable Trust Sector Rotation Fund)
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
Rydex Variable Trust Nova Fund
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Growth Fund
Sentinel Variable Products Small Company Fund
Summit S&P MidCap 400 Index Portfolio – Class I Shares
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
Templeton Global Asset Allocation Fund – Class 2
Templeton Growth Securities Fund – Class 2
Van Kampen UIF Equity and Income Portfolio – Class II
Wanger International
Wanger International Select
Wanger Select
Wanger USA

Additionally, policy owners may direct the allocation of their investments between the Separate Account and the Guaranteed Interest Account.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life Insurance Company’s other asset and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts may not be used to pay liabilities arising out of any other business Phoenix Life Insurance Company may conduct.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A.	Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B.	Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C.	Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued)

D.	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E.	Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

F.	Security valuation: The Separate Account utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective fund manager. Investments held by the Separate Account are Level 1 of the hierarchy.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2009 were as follows:

Investment Option	Purchases	Sales
AIM V.I. Capital Appreciation Fund – Series I Shares	$861,637	$1,618,784
AIM V.I. Core Equity Fund – Series I Shares	276,548	515,538
AIM V.I. Mid Cap Core Equity Fund – Series I Shares	447,949	1,165,522
Alger Capital Appreciation Portfolio – Class I-2 Shares	684,423	2,284,491
Anchor Series Trust Capital Appreciation Portfolio – Class 1	56,600	74,614
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	33,454	89,105
Anchor Series Trust Growth and Income Portfolio – Class 1	36,957	31,139
Anchor Series Trust Growth Portfolio – Class 1	43,373	132,143
Anchor Series Trust Money Market Portfolio – Class 1	3,995	58,064
Anchor Series Trust Multi-Asset Portfolio – Class 1	49,216	525,387
Anchor Series Trust Natural Resources Portfolio – Class 1	121,601	26,256
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	86,170	95,939
DWS Equity 500 Index Fund VIP – Class A	4,224,576	6,976,769
DWS Small Cap Index VIP – Class A	394,018	166,732
Federated Fund for U.S. Government Securities II	8,689,663	14,638,044
Federated High Income Bond Fund II – Primary Shares	3,449,628	2,704,049
Fidelity® VIP Contrafund® Portfolio – Service Class	6,469,804	17,561,528
Fidelity® VIP Growth Opportunities Portfolio – Service Class	2,019,211	1,966,010
Fidelity® VIP Growth Portfolio – Service Class	1,425,743	3,137,970
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	2,144,567	1,071,784
Franklin Income Securities Fund – Class 2	1,739,307	808,776
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	157,184	245,394
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	1,759,978	1,748,633
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	2,234,825	5,515,173
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	704,389	2,015,636
Mutual Shares Securities Fund – Class 2	4,356,619	11,389,966
Neuberger Berman AMT Guardian Portfolio – S Class	3,885,006	3,080,513
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	132,945	19,493
Oppenheimer Capital Appreciation Fund/VA – Service Shares	858,333	527,928
Oppenheimer Global Securities Fund/VA – Service Shares	537,349	737,609
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	1,355,188	2,464,852
Phoenix Capital Growth Series	14,651,086	25,128,386
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	724,568	626,709
Phoenix Dynamic Asset Allocation Series: Growth	2,412,280	2,501,596
Phoenix Dynamic Asset Allocation Series: Moderate	3,449,244	3,415,590
Phoenix Dynamic Asset Allocation Series: Moderate Growth	1,519,317	612,199
Phoenix Growth and Income Series	2,822,443	5,839,133
Phoenix Mid-Cap Growth Series	2,967,860	5,612,662
Phoenix Mid-Cap Value Series	3,531,785	6,270,715
Phoenix Money Market Series	42,044,995	50,337,227
Phoenix Multi-Sector Fixed Income Series	7,332,253	13,620,718
Phoenix Multi-Sector Short Term Bond Series	2,366,868	14,492,227
Phoenix Small-Cap Growth Series	993,975	2,745,785
Phoenix Small-Cap Value Series	1,854,470	3,480,648
Phoenix Strategic Allocation Series	5,899,176	12,208,522
Phoenix-Aberdeen International Series	9,872,188	17,838,393
Phoenix-Duff & Phelps Real Estate Securities Series	3,636,663	5,665,279
Phoenix-Van Kampen Comstock Series	5,838,482	8,314,289
Phoenix-Van Kampen Equity 500 Index Series	3,403,248	8,825,942
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,920,717	860,790
PIMCO Real Return Portfolio – Advisor Class	1,286,373	993,652

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales
PIMCO Total Return Portfolio – Advisor Class	$19,430,717	$16,168,659
Rydex Variable Trust All-Cap Opportunity Fund	58,116	225,090
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	14,788	33,917
Rydex Variable Trust Nova Fund	19,463	38,862
Sentinel Variable Products Balanced Fund	243,911	201,244
Sentinel Variable Products Bond Fund	8,762,891	11,659,652
Sentinel Variable Products Common Stock Fund	2,488,881	7,746,589
Sentinel Variable Products Mid Cap Growth Fund	211,674	104,943
Sentinel Variable Products Small Company Fund	745,895	387,523
Summit S&P MidCap 400 Index Portfolio – Class I Shares	415,023	175,516
Templeton Developing Markets Securities Fund – Class 2	2,574,407	1,967,349
Templeton Foreign Securities Fund – Class 2	3,370,834	4,645,202
Templeton Global Asset Allocation Fund – Class 2	129,833	137,669
Templeton Growth Securities Fund – Class 2	2,068,988	3,951,352
Van Kampen UIF Equity and Income Portfolio – Class II	411,743	468,027
Wanger International	5,823,038	9,308,587
Wanger International Select	1,465,478	3,205,573
Wanger Select	1,826,826	3,434,853
Wanger USA	4,343,993	10,893,542

	$222,174,746	$347,538,452

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For period ended December 31, 2009			For period ended December 31, 2008
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM V.I. Capital Appreciation Fund – Series I Shares	1,261,734	(2,295,198)	(1,033,464)	1,465,614	(2,005,954)	(540,340)
AIM V.I. Core Equity Fund – Series I Shares	276,366	(583,248)	(306,882)	367,698	(1,259,388)	(891,690)
AIM V.I. Mid Cap Core Equity Fund – Series I Shares	372,474	(1,115,556)	(743,082)	292,605	(673,829)	(381,224)
Alger Capital Appreciation Portfolio – Class I-2 Shares	981,034	(3,118,381)	(2,137,347)	974,789	(3,202,660)	(2,227,871)
Anchor Series Trust Capital Appreciation Portfolio – Class 1	562	(803)	(241)	559	(1,298)	(739)
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	303	(1,688)	(1,385)	1,378	(2,172)	(794)
Anchor Series Trust Growth and Income Portfolio – Class 1	1,016	(928)	88	11	(205)	(194)
Anchor Series Trust Growth Portfolio – Class 1	335	(1,990)	(1,655)	628	(3,286)	(2,658)
Anchor Series Trust Money Market Portfolio – Class 1	145	(2,221)	(2,076)	4,781	(4,149)	632
Anchor Series Trust Multi-Asset Portfolio – Class 1	4	(14,768)	(14,764)	22	(491)	(469)
Anchor Series Trust Natural Resources Portfolio – Class 1	826	(367)	459	25	(920)	(895)
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	125	(2,431)	(2,306)	95	(1,362)	(1,267)
DWS Equity 500 Index Fund VIP – Class A	3,755,767	(7,068,608)	(3,312,841)	4,767,685	(5,351,123)	(583,438)
DWS Small Cap Index VIP – Class A	464,659	(216,189)	248,470	574,255	(42,602)	531,653
Federated Fund for U.S. Government Securities II	4,559,079	(9,467,907)	(4,908,828)	5,628,012	(7,419,399)	(1,791,387)
Federated High Income Bond Fund II – Primary Shares	2,058,291	(2,036,834)	21,457	1,176,182	(2,188,898)	(1,012,716)
Fidelity® VIP Contrafund® Portfolio – Service Class	6,035,207	(16,987,828)	(10,952,621)	12,742,067	(15,072,337)	(2,330,270)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	3,655,684	(3,393,561)	262,123	4,426,569	(2,983,042)	1,443,527
Fidelity® VIP Growth Portfolio – Service Class	2,699,597	(6,082,553)	(3,382,956)	3,937,292	(5,637,684)	(1,700,392)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,764,701	(977,879)	786,822	1,418,738	(1,461,076)	(42,338)
Franklin Income Securities Fund – Class 2	1,657,199	(856,520)	800,679	1,643,121	(579,090)	1,064,031
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	187,570	(299,946)	(112,376)	209,335	(377,899)	(168,564)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	1,341,016	(1,545,902)	(204,886)	1,340,944	(1,513,790)	(172,846)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	2,717,532	(6,975,547)	(4,258,015)	3,590,979	(4,786,226)	(1,195,247)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	919,184	(2,574,911)	(1,655,727)	1,063,633	(2,147,922)	(1,084,289)
Mutual Shares Securities Fund – Class 2	3,001,161	(8,750,956)	(5,749,795)	6,004,395	(7,738,665)	(1,734,270)
Neuberger Berman AMT Guardian Portfolio – S Class	5,440,397	(4,118,387)	1,322,010	1,565,889	(566,177)	999,712
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	222,839	(30,576)	192,263	99,172	(87,129)	12,043
Oppenheimer Capital Appreciation Fund/VA – Service Shares	1,176,319	(682,801)	493,518	275,189	(184,359)	90,830
Oppenheimer Global Securities Fund/VA – Service Shares	671,259	(1,004,446)	(333,187)	898,340	(606,999)	291,341
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	2,048,805	(4,092,279)	(2,043,474)	4,320,965	(554,546)	3,766,419
Phoenix Capital Growth Series	5,516,392	(9,668,876)	(4,152,484)	5,162,442	(9,999,477)	(4,837,035)
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	908,507	(796,720)	111,787	716,776	(619,215)	97,561
Phoenix Dynamic Asset Allocation Series: Growth	2,781,497	(2,826,320)	(44,823)	3,448,121	(2,349,776)	1,098,345
Phoenix Dynamic Asset Allocation Series: Moderate	3,495,472	(3,502,687)	(7,215)	4,440,821	(564,236)	3,876,585
Phoenix Dynamic Asset Allocation Series: Moderate Growth	1,551,744	(663,932)	887,812	1,102,363	(647,332)	455,031
Phoenix Growth and Income Series	2,408,782	(5,459,882)	(3,051,100)	2,974,239	(6,905,848)	(3,931,609)
Phoenix Mid-Cap Growth Series	3,080,278	(5,589,353)	(2,509,075)	3,270,305	(5,964,904)	(2,694,599)
Phoenix Mid-Cap Value Series	2,220,415	(4,269,426)	(2,049,011)	2,546,090	(4,760,257)	(2,214,167)
Phoenix Money Market Series	23,630,516	(28,352,571)	(4,722,055)	23,218,549	(20,629,382)	2,589,167
Phoenix Multi-Sector Fixed Income Series	1,347,673	(4,246,055)	(2,898,382)	1,948,601	(13,114,232)	(11,165,631)
Phoenix Multi-Sector Short Term Bond Series	1,520,887	(13,266,856)	(11,745,969)	16,788,125	(8,473,025)	8,315,100
Phoenix Small-Cap Growth Series	735,842	(1,934,682)	(1,198,840)	1,190,694	(2,043,841)	(853,147)
Phoenix Small-Cap Value Series	1,347,856	(2,416,231)	(1,068,375)	2,072,850	(3,297,832)	(1,224,982)
Phoenix Strategic Allocation Series	1,174,743	(3,139,068)	(1,964,325)	2,381,935	(4,356,945)	(1,975,010)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For period ended December 31, 2009			For period ended December 31, 2008
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Phoenix-Aberdeen International Series	3,085,879	(6,813,883)	(3,728,004)	3,507,021	(6,378,147)	(2,871,126)
Phoenix-Duff & Phelps Real Estate Securities Series	1,198,795	(2,060,675)	(861,880)	1,371,717	(1,997,625)	(625,908)
Phoenix-Van Kampen Comstock Series	4,897,957	(6,912,129)	(2,014,172)	2,407,179	(4,786,717)	(2,379,538)
Phoenix-Van Kampen Equity 500 Index Series	2,902,213	(8,920,488)	(6,018,275)	3,195,300	(7,427,981)	(4,232,681)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,998,598	(1,147,052)	851,546	4,485,643	(3,924,982)	560,661
PIMCO Real Return Portfolio – Advisor Class	947,574	(841,736)	105,838	5,047,154	(3,334,900)	1,712,254
PIMCO Total Return Portfolio – Advisor Class	14,821,157	(12,910,672)	1,910,485	11,525,893	(1,102,727)	10,423,166
Rydex Variable Trust All-Cap Opportunity Fund	48,869	(183,141)	(134,272)	88,956	(204,499)	(115,543)
Rydex Variable Trust Inverse Government Long Bond Strategy Fund	20,852	(46,373)	(25,521)	12,105	(52,455)	(40,350)
Rydex Variable Trust Nova Fund	23,759	(44,143)	(20,384)	22,662	(55,612)	(32,950)
Sentinel Variable Products Balanced Fund	287,627	(236,191)	51,436	604,455	(199,199)	405,256
Sentinel Variable Products Bond Fund	7,775,619	(10,549,187)	(2,773,568)	6,503,293	(536,937)	5,966,356
Sentinel Variable Products Common Stock Fund	3,420,991	(11,360,910)	(7,939,919)	14,244,829	(1,105,447)	13,139,382
Sentinel Variable Products Mid Cap Growth Fund	329,424	(156,855)	172,569	2,353,968	(1,709,531)	644,437
Sentinel Variable Products Small Company Fund	1,063,268	(525,361)	537,907	896,372	(196,793)	699,579
Summit S&P MidCap 400 Index Portfolio – Class I Shares	499,107	(233,971)	265,136	238,300	(49,065)	189,235
Templeton Developing Markets Securities Fund – Class 2	1,018,845	(884,268)	134,577	829,370	(1,281,285)	(451,915)
Templeton Foreign Securities Fund – Class 2	1,753,960	(3,517,580)	(1,763,620)	1,681,664	(3,741,732)	(2,060,068)
Templeton Global Asset Allocation Fund – Class 2	29,544	(83,403)	(53,859)	30,720	(86,788)	(56,068)
Templeton Growth Securities Fund – Class 2	1,402,216	(3,013,532)	(1,611,316)	1,316,069	(3,063,098)	(1,747,029)
Van Kampen UIF Equity and Income Portfolio – Class II	467,778	(493,096)	(25,318)	336,264	(63,393)	272,871
Wanger International	1,642,993	(3,408,585)	(1,765,592)	1,501,946	(4,177,812)	(2,675,866)
Wanger International Select	615,033	(1,704,112)	(1,089,079)	923,146	(1,953,593)	(1,030,447)
Wanger Select	977,199	(1,880,312)	(903,113)	927,638	(1,956,920)	(1,029,282)
Wanger USA	2,202,409	(5,382,165)	(3,179,756)	2,463,735	(6,931,024)	(4,467,289)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net investment income ratios, and the expense ratios, excluding expenses of the underlying funds, for each of the 5 years in the period ended December 31, 2009, follows:

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

AIM V.I. Capital Appreciation Fund – Series I Shares
2009	6,328	0.71	to	0.88	4,958	0.60%	-	to	0.80%	20.11%	to	26.94%
2008	7,362	0.64	to	0.73	4,808	-	-	to	0.80%	(42.95%)	to	(42.49%)
2007	7,902	1.12	to	1.26	9,061	-	-	to	0.80%	11.11%	to	12.01%
2006	7,911	1.01	to	1.13	8,134	0.06%	-	to	0.80%	4.89%	to	6.55%
2005	7,454	0.95	to	1.06	7,262	0.07%	-	to	0.80%	7.97%	to	8.83%
AIM V.I. Core Equity Fund – Series I Shares
2009	2,169	1.03	to	1.06	2,241	1.82%	-	to	0.80%	27.27%	to	28.30%
2008	2,476	0.81	to	0.83	2,010	1.86%	-	to	0.80%	(30.70%)	to	(30.14%)
2007	3,367	1.17	to	1.18	3,950	1.04%	-	to	0.80%	(0.22%)	to	8.12%
2006[7]	4,237	1.09	to	1.10	4,623	0.83%	-	to	0.80%	8.57%	to	9.16%
2005	-	-	to	-	-	-	-	to	-	-	to	-
AIM V.I. Mid Cap Core Equity Fund – Series I Shares
2009	2,643	1.19	to	1.24	3,162	1.23%	-	to	0.80%	29.17%	to	30.21%
2008	3,386	0.92	to	0.95	3,135	1.55%	-	to	0.80%	(29.09%)	to	(28.52%)
2007	3,768	1.30	to	1.33	4,916	0.21%	-	to	0.80%	8.67%	to	9.55%
2006	4,349	1.20	to	1.22	5,219	0.95%	-	to	0.80%	10.35%	to	11.24%
2005	4,726	1.09	to	1.10	5,136	0.51%	-	to	0.80%	6.76%	to	7.62%
Alger Capital Appreciation Portfolio – Class I-2 Shares
2009	9,394	0.85	to	1.26	8,224	-	-	to	0.80%	49.89%	to	51.10%
2008	11,532	0.56	to	0.84	6,755	-	-	to	0.80%	(45.57%)	to	(45.13%)
2007	13,760	1.04	to	1.52	15,227	-	-	to	0.80%	32.46%	to	33.53%
2006	16,097	0.78	to	1.14	13,373	-	-	to	0.80%	10.38%	to	19.26%
2005	18,063	0.66	to	0.96	12,856	-	-	to	0.80%	13.53%	to	14.45%
Anchor Series Trust Capital Appreciation Portfolio – Class 1
2009	23	103.58	to	110.34	2,340	-	0.45%	to	0.60%	35.94%	to	36.15%
2008	23	76.08	to	81.17	1,737	-	0.45%	to	0.60%	(40.71%)	to	(40.62%)
2007	24	128.12	to	136.89	3,020	0.36%	0.45%	to	0.60%	26.94%	to	27.13%
2006	29	100.78	to	107.84	2,935	0.14%	0.45%	to	0.60%	10.90%	to	10.92%
2005	33	90.85	to	97.37	2,988	0.30%	0.45%	to	0.60%	10.90%	to	11.10%
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
2009	6	35.70	to	52.04	316	4.90%	0.45%	to	0.60%	3.64%	to	3.80%
2008	7	34.44	to	50.13	374	4.16%	0.45%	to	0.60%	3.71%	to	3.87%
2007	8	33.21	to	48.27	398	3.65%	0.45%	to	0.60%	5.65%	to	5.81%
2006	9	31.43	to	45.62	426	3.67%	0.45%	to	0.60%	2.68%	to	2.84%
2005	10	30.61	to	44.36	422	3.28%	0.45%	to	0.60%	1.70%	to	2.20%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Anchor Series Trust Growth and Income Portfolio – Class 1
2009	6	37.94	to	39.03	240	0.44%	0.45%	to	0.60%	33.73%	to	33.94%
2008	6	28.33	to	29.18	177	0.48%	0.45%	to	0.60%	(39.67%)	to	(39.57%)
2007	6	46.89	to	48.37	302	0.55%	0.45%	to	0.60%	9.59%	to	9.75%
2006	7	42.72	to	44.14	309	0.55%	0.45%	to	0.60%	10.50%	to	10.67%
2005	7	38.60	to	39.94	275	0.94%	0.45%	to	0.60%	4.20%	to	4.40%
Anchor Series Trust Growth Portfolio – Class 1
2009	17	61.53	to	93.18	1,542	1.14%	0.45%	to	0.60%	37.56%	to	37.77%
2008	18	44.73	to	67.63	1,223	0.76%	0.45%	to	0.60%	(40.78%)	to	(40.69%)
2007	21	75.52	to	114.03	2,321	0.69%	0.45%	to	0.60%	9.53%	to	9.70%
2006	24	68.95	to	103.95	2,438	0.61%	0.45%	to	0.60%	12.61%	to	12.78%
2005	27	61.23	to	92.17	2,425	0.91%	0.45%	to	0.60%	6.50%	to	6.60%
Anchor Series Trust Money Market Portfolio – Class 1
2009	30	20.01	to	24.82	738	0.05%	0.45%	to	0.60%	(0.55%)	to	(0.40%)
2008	32	20.12	to	24.92	792	1.71%	0.45%	to	0.60%	1.13%	to	1.29%
2007	31	19.89	to	24.61	765	4.29%	0.45%	to	0.60%	3.76%	to	3.92%
2006	31	19.17	to	23.68	713	4.08%	0.45%	to	0.60%	3.50%	to	3.66%
2005	24	18.52	to	22.84	527	2.23%	0.45%	to	0.60%	1.60%	to	1.80%
Anchor Series Trust Multi-Asset Portfolio – Class 1
2009	50	42.43	to	42.45	2,111	2.43%	0.45%	to	0.60%	23.30%	to	23.49%
2008	64	34.38	to	34.41	2,217	2.13%	0.45%	to	0.60%	(26.35%)	to	(26.24%)
2007	65	46.60	to	46.72	3,028	1.87%	0.45%	to	0.60%	7.82%	to	7.99%
2006	69	43.16	to	43.33	2,966	1.68%	0.45%	to	0.60%	7.11%	to	7.27%
2005	71	40.23	to	40.45	2,864	1.90%	0.45%	to	0.60%	3.30%	to	3.40%
Anchor Series Trust Natural Resources Portfolio – Class 1
2009	9	92.65	to	97.64	834	1.47%	0.45%	to	0.60%	57.12%	to	57.35%
2008	8	58.97	to	62.05	501	0.91%	0.45%	to	0.60%	(50.10%)	to	(50.02%)
2007	9	118.17	to	124.16	1,110	1.09%	0.45%	to	0.60%	39.35%	to	39.57%
2006	10	84.80	to	88.96	913	0.69%	0.45%	to	0.60%	24.18%	to	24.37%
2005	11	68.29	to	71.53	796	0.50%	0.45%	to	0.60%	45.30%	to	45.50%
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
2009	31	46.97	to	49.19	1,447	6.31%	0.45%	to	0.60%	23.75%	to	23.94%
2008	33	37.90	to	39.75	1,257	-	0.45%	to	0.60%	(29.81%)	to	(29.71%)
2007	34	53.91	to	56.64	1,857	-	0.45%	to	0.60%	15.96%	to	16.13%
2006	36	46.42	to	48.84	1,676	1.52%	0.45%	to	0.60%	10.77%	to	10.93%
2005	39	41.85	to	44.10	1,644	0.71%	0.45%	to	0.60%	8.40%	to	8.60%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

DWS Equity 500 Index Fund VIP – Class A
2009	26,267	0.80	to	1.19	30,197	2.90%	-	to	0.80%	25.31%	to	26.32%
2008	29,580	0.63	to	0.94	26,936	2.41%	-	to	0.80%	(37.66%)	to	(26.88%)
2007	30,164	1.42	to	1.49	43,822	1.50%	-	to	0.80%	4.45%	to	5.30%
2006	27,785	1.36	to	1.42	38,443	1.13%	-	to	0.80%	10.75%	to	15.52%
2005	24,234	1.19	to	1.23	29,129	1.48%	-	to	0.80%	3.84%	to	4.68%
DWS Small Cap Index VIP – Class A
2009	780	0.92	to	0.94	727	1.69%	-	to	0.80%	25.56%	to	61.59%
2008[20]	532	0.74	to	0.74	393	0.04%	-	to	0.80%	(30.71%)	to	(27.35%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Federated Fund for U.S. Government Securities II
2009	19,138	1.10	to	1.59	30,225	4.99%	-	to	0.80%	2.41%	to	5.21%
2008	24,047	1.06	to	1.52	36,146	4.96%	-	to	0.80%	3.44%	to	4.28%
2007	25,839	1.32	to	1.47	37,542	4.57%	-	to	0.80%	5.43%	to	6.29%
2006	25,746	1.25	to	1.40	35,432	3.96%	-	to	0.80%	3.31%	to	4.35%
2005	26,910	1.20	to	1.35	35,456	3.69%	-	to	0.80%	1.21%	to	2.03%
Federated High Income Bond Fund II – Primary Shares
2009	5,788	1.16	to	1.81	9,075	10.57%	-	to	0.80%	19.97%	to	52.85%
2008	5,766	1.02	to	1.19	5,957	10.39%	-	to	0.80%	(26.59%)	to	(25.99%)
2007	6,779	1.39	to	1.60	9,539	7.75%	-	to	0.80%	2.60%	to	3.43%
2006	10,839	1.35	to	1.55	14,778	7.50%	-	to	0.80%	9.92%	to	10.80%
2005	10,444	1.23	to	1.40	12,943	8.34%	-	to	0.80%	(0.79%)	to	2.66%
Fidelity® VIP Contrafund® Portfolio – Service Class
2009	36,334	0.79	to	1.57	44,789	1.24%	-	to	0.80%	27.69%	to	35.67%
2008	47,286	0.58	to	1.15	43,923	0.92%	-	to	0.80%	(43.07%)	to	(30.26%)
2007	49,617	1.57	to	2.01	81,122	0.86%	-	to	0.80%	16.56%	to	17.51%
2006	48,160	1.35	to	1.71	67,672	1.16%	-	to	0.80%	10.70%	to	11.59%
2005	42,540	1.22	to	1.53	54,365	0.18%	-	to	0.80%	15.92%	to	16.85%
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2009	9,424	0.68	to	0.95	6,568	0.39%	-	to	0.80%	44.55%	to	45.72%
2008	9,162	0.47	to	0.65	4,436	0.40%	-	to	0.80%	(55.42%)	to	(33.08%)
2007	7,719	1.06	to	1.45	8,378	-	-	to	0.80%	22.05%	to	23.04%
2006	5,607	0.86	to	1.18	5,032	0.53%	-	to	0.80%	4.46%	to	10.02%
2005	4,209	0.83	to	1.12	3,631	0.71%	-	to	0.80%	2.01%	to	8.86%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Fidelity® VIP Growth Portfolio – Service Class
2009	17,107	0.59	to	0.83	10,481	0.33%	-	to	0.80%	27.12%	to	28.66%
2008	20,489	0.47	to	0.65	9,858	0.71%	-	to	0.80%	(47.66%)	to	(47.23%)
2007	22,190	0.89	to	1.24	20,423	0.61%	-	to	0.80%	25.85%	to	26.87%
2006	23,252	0.71	to	0.98	17,010	0.28%	-	to	0.80%	5.88%	to	6.73%
2005	24,379	0.67	to	0.92	16,886	0.42%	-	to	0.80%	(3.30%)	to	5.67%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2009	2,926	1.13	to	1.17	3,345	8.77%	-	to	0.80%	0.55%	to	15.67%
2008	2,140	0.98	to	1.01	2,130	4.34%	-	to	0.80%	(5.04%)	to	3.25%
2007[16]	2,182	1.04	to	1.05	2,264	0.48%	-	to	0.80%	2.67%	to	3.69%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Franklin Income Securities Fund – Class 2
2009	3,707	0.96	to	1.11	3,992	7.99%	-	to	0.80%	34.51%	to	51.79%
2008	2,907	0.71	to	0.82	2,330	5.63%	-	to	0.80%	(30.22%)	to	(23.89%)
2007	1,843	1.15	to	1.16	2,116	3.20%	-	to	0.80%	1.31%	to	3.76%
2006[10]	748	1.11	to	1.12	833	0.59%	-	to	0.80%	5.16%	to	11.73%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2009	1,410	1.11	to	1.15	1,566	-	-	to	0.80%	9.08%	to	52.68%
2008	1,522	0.73	to	0.75	1,116	-	-	to	0.80%	(36.98%)	to	(36.47%)
2007	1,691	1.16	to	1.19	1,968	-	-	to	0.80%	(7.95%)	to	(7.20%)
2006	1,759	1.26	to	1.28	2,223	-	-	to	0.80%	15.14%	to	16.07%
2005[5]	1,834	1.10	to	1.10	2,012	-	-	to	0.80%	11.98%	to	12.59%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2009	4,145	1.11	to	1.33	5,309	6.44%	-	to	0.80%	15.86%	to	34.31%
2008	4,350	0.83	to	0.99	4,182	6.58%	-	to	0.80%	(18.19%)	to	(15.15%)
2007	4,523	1.17	to	1.20	5,312	6.19%	-	to	0.80%	5.33%	to	6.19%
2006	4,310	1.11	to	1.13	4,806	6.09%	-	to	0.80%	8.46%	to	9.33%
2005[4]	4,112	1.03	to	1.03	4,221	6.99%	-	to	0.80%	3.04%	to	5.33%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2009	14,001	0.76	to	0.97	13,126	0.95%	-	to	0.80%	17.95%	to	28.66%
2008	18,260	0.79	to	0.82	14,516	1.51%	-	to	0.80%	(36.93%)	to	(36.42%)
2007	19,455	1.26	to	1.28	24,495	1.18%	-	to	0.80%	2.61%	to	3.44%
2006	20,535	1.22	to	1.24	25,175	1.33%	-	to	0.80%	10.01%	to	17.27%
2005[4]	19,011	1.05	to	1.06	20,019	1.73%	-	to	0.80%	6.05%	to	7.89%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
2009	5,844	0.77	to	0.95	5,340	0.45%	-	to	0.80%	(5.34%)	to	31.49%
2008	7,500	0.73	to	0.75	5,454	1.24%	-	to	0.80%	(39.84%)	to	(39.36%)
2007	8,584	1.21	to	1.23	10,370	0.41%	-	to	0.80%	(0.23%)	to	0.58%
2006	9,131	1.21	to	1.23	11,049	0.52%	-	to	0.80%	11.34%	to	12.23%
2005[4]	8,949	1.09	to	1.09	9,722	0.71%	-	to	0.80%	11.46%	to	13.98%
Mutual Shares Securities Fund – Class 2
2009	15,214	0.79	to	1.62	23,807	1.82%	-	to	0.80%	25.04%	to	51.21%
2008	20,963	0.63	to	1.30	26,171	3.07%	-	to	0.80%	(37.61%)	to	4.25%
2007	22,698	1.61	to	2.08	45,267	1.43%	-	to	0.80%	2.65%	to	3.48%
2006	22,061	1.56	to	2.03	42,791	1.29%	-	to	0.80%	17.44%	to	18.38%
2005	19,751	1.33	to	1.72	32,505	0.66%	-	to	0.80%	3.12%	to	10.55%
Neuberger Berman AMT Guardian Portfolio – S Class
2009	3,308	0.82	to	0.93	2,980	0.87%	-	to	0.80%	28.47%	to	29.51%
2008	1,986	0.64	to	0.71	1,391	0.60%	-	to	0.80%	(37.87%)	to	(26.85%)
2007	986	1.13	to	1.14	1,111	0.37%	-	to	0.80%	6.28%	to	7.14%
2006[12]	101	1.06	to	1.07	107	1.47%	-	to	0.80%	9.12%	to	12.63%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2009	214	0.70	to	0.70	151	-	0.80%	to	0.80%	21.77%	to	21.77%
2008	22	0.58	to	0.58	13	-	0.80%	to	0.80%	(39.96%)	to	(5.97%)
2007	10	0.96	to	0.96	9	-	0.80%	to	0.80%	(0.29%)	to	(0.23%)
2006[15]	5	0.97	to	0.97	5	-	0.80%	to	0.80%	3.32%	to	3.32%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Oppenheimer Capital Appreciation Fund/VA – Service Shares
2009	1,264	0.89	to	0.91	1,129	0.01%	-	to	0.80%	33.56%	to	65.88%
2008	770	0.62	to	0.63	479	-	-	to	0.80%	(46.10%)	to	(45.66%)
2007	680	1.15	to	1.17	783	0.01%	-	to	0.80%	12.94%	to	13.86%
2006[12]	442	1.02	to	1.02	451	-	-	to	0.80%	(0.48%)	to	7.97%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Oppenheimer Global Securities Fund/VA – Service Shares
2009	1,213	0.83	to	0.95	1,116	1.79%	-	to	0.80%	34.53%	to	39.36%
2008	1,546	0.59	to	0.68	1,031	1.06%	-	to	0.80%	(40.81%)	to	2.51%
2007	1,255	1.12	to	1.14	1,410	0.88%	-	to	0.80%	3.47%	to	5.23%
2006[9]	436	1.07	to	1.07	465	-	0.80%	to	0.80%	4.65%	to	13.50%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
2009	2,918	0.82	to	0.94	2,392	0.51%	-	to	0.80%	35.79%	to	36.88%
2008	4,962	0.60	to	0.69	3,006	0.10%	-	to	0.80%	(38.50%)	to	(30.38%)
2007	1,195	0.98	to	0.99	1,172	0.11%	-	to	0.80%	(9.54%)	to	(2.19%)
2006[13]	279	1.00	to	1.00	279	-	0.80%	to	0.80%	5.47%	to	10.02%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Capital Growth Series
2009	35,368	0.55	to	3.37	108,485	0.86%	-	to	0.80%	28.89%	to	29.93%
2008	39,520	0.42	to	2.61	93,964	0.03%	-	to	0.80%	(41.25%)	to	(40.78%)
2007	44,358	0.71	to	4.43	178,892	0.26%	-	to	0.80%	(0.65%)	to	10.75%
2006	50,797	0.64	to	4.02	186,428	0.21%	-	to	0.80%	(0.23%)	to	3.22%
2005	51,064	0.62	to	3.91	186,646	0.06%	-	to	0.80%	2.89%	to	3.71%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
2009	2,379	0.93	to	0.96	2,220	1.93%	-	to	0.80%	26.48%	to	27.50%
2008	2,267	0.74	to	0.75	1,673	1.61%	-	to	0.80%	(38.75%)	to	(38.25%)
2007	2,169	1.20	to	1.22	2,612	1.12%	-	to	0.80%	2.33%	to	8.45%
2006[6]	1,043	1.12	to	1.13	1,166	2.23%	-	to	0.80%	(0.47%)	to	12.47%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Growth
2009	8,200	0.97	to	1.00	7,989	1.95%	-	to	0.80%	22.77%	to	23.76%
2008	8,245	0.79	to	0.81	6,558	2.06%	-	to	0.80%	(32.73%)	to	(32.18%)
2007	7,147	1.17	to	1.19	8,431	1.58%	-	to	0.80%	7.46%	to	8.33%
2006[6]	3,465	1.09	to	1.10	3,794	3.81%	-	to	0.80%	6.50%	to	10.18%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Moderate
2009	4,199	1.05	to	1.08	4,411	2.33%	-	to	0.80%	11.77%	to	23.63%
2008	4,206	0.94	to	0.94	3,949	3.18%	-	to	0.80%	(20.65%)	to	(16.47%)
2007	330	1.12	to	1.14	371	2.98%	-	to	0.80%	3.01%	to	7.11%
2006[6]	342	1.05	to	1.05	359	23.55%	0.80%	to	0.80%	0.01%	to	5.51%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Phoenix Dynamic Asset Allocation Series: Moderate Growth
2009	4,228	1.01	to	1.04	4,270	2.40%	-	to	0.80%	17.70%	to	18.65%
2008	3,340	0.86	to	0.88	2,866	2.29%	-	to	0.80%	(26.20%)	to	(25.60%)
2007	2,885	1.16	to	1.18	3,354	2.42%	-	to	0.80%	7.63%	to	8.50%
2006[6]	891	1.08	to	1.09	962	3.37%	-	to	0.80%	7.82%	to	9.41%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Growth and Income Series
2009	18,059	1.06	to	1.26	22,294	1.59%	-	to	0.80%	22.51%	to	23.50%
2008	21,110	0.86	to	1.03	21,245	1.31%	-	to	0.80%	(35.45%)	to	(34.93%)
2007	25,041	1.33	to	1.60	38,869	0.96%	-	to	0.80%	5.80%	to	6.66%
2006	26,367	1.25	to	1.51	38,734	1.14%	-	to	0.80%	11.57%	to	17.18%
2005	25,382	1.07	to	1.30	32,167	1.05%	-	to	0.80%	3.97%	to	4.80%
Phoenix Mid-Cap Growth Series
2009	18,776	0.68	to	1.21	21,896	-	-	to	0.80%	28.61%	to	34.68%
2008	21,285	0.52	to	0.94	19,211	-	-	to	0.80%	(43.92%)	to	(43.47%)
2007	23,980	0.93	to	1.67	38,990	-	-	to	0.80%	20.82%	to	21.80%
2006	27,967	0.76	to	1.38	37,704	-	-	to	0.80%	3.30%	to	4.13%
2005	14,326	0.73	to	1.34	18,486	-	-	to	0.80%	3.35%	to	4.18%
Phoenix Mid-Cap Value Series
2009	13,832	0.86	to	2.27	24,197	0.84%	-	to	0.80%	31.57%	to	32.63%
2008	15,881	0.65	to	1.71	21,135	0.16%	-	to	0.80%	(36.19%)	to	(30.05%)
2007	18,095	1.99	to	2.65	37,502	0.13%	-	to	0.80%	1.18%	to	2.00%
2006	18,880	1.97	to	2.60	38,670	0.42%	-	to	0.80%	6.30%	to	14.91%
2005	19,166	1.73	to	2.26	34,422	0.11%	-	to	0.80%	6.87%	to	7.73%
Phoenix Money Market Series
2009	31,488	1.01	to	2.35	56,491	0.05%	-	to	0.80%	(0.74%)	to	0.06%
2008	36,210	1.01	to	2.36	64,783	2.20%	-	to	0.80%	0.51%	to	2.25%
2007	33,621	1.14	to	2.32	60,100	4.76%	-	to	0.80%	4.03%	to	4.88%
2006	35,146	1.09	to	2.23	60,133	4.32%	-	to	0.80%	0.28%	to	4.41%
2005	35,905	1.05	to	2.14	58,630	2.54%	-	to	0.80%	1.76%	to	2.58%
Phoenix Multi-Sector Fixed Income Series
2009	10,583	1.15	to	4.82	40,807	7.09%	-	to	0.80%	14.38%	to	40.13%
2008	13,481	0.82	to	3.46	36,957	6.50%	-	to	0.80%	(18.59%)	to	(1.46%)
2007	24,647	1.52	to	4.23	88,583	5.22%	-	to	0.80%	2.88%	to	3.71%
2006	26,435	1.47	to	4.10	93,566	5.45%	-	to	0.80%	5.99%	to	6.84%
2005	24,919	1.38	to	3.86	81,240	4.88%	-	to	0.80%	0.97%	to	1.78%
Phoenix Multi-Sector Short Term Bond Series
2009	5,919	1.18	to	1.41	7,961	5.97%	-	to	0.80%	12.41%	to	32.07%
2008	17,665	1.02	to	1.07	18,294	5.67%	-	to	0.80%	(12.06%)	to	0.09%
2007	9,350	1.16	to	1.21	10,938	5.56%	-	to	0.80%	3.15%	to	3.98%
2006	8,836	1.13	to	1.16	10,021	4.66%	-	to	0.80%	4.87%	to	5.71%
2005	8,761	1.08	to	1.10	9,461	4.05%	-	to	0.80%	0.55%	to	1.36%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Small-Cap Growth Series
2009	4,430	0.67	to	1.71	7,161	-	-	to	0.80%	(23.95%)	to	27.18%
2008	5,629	1.33	to	1.40	7,493	-	-	to	0.80%	(45.37%)	to	(31.20%)
2007	6,482	2.43	to	2.53	15,788	-	-	to	0.80%	1.94%	to	16.10%
2006	7,108	2.11	to	2.18	15,016	0.03%	-	to	0.80%	0.87%	to	19.45%
2005	1,868	1.78	to	1.83	3,329	-	-	to	0.80%	14.72%	to	15.64%
Phoenix Small-Cap Value Series
2009	6,941	0.74	to	1.74	11,737	0.46%	-	to	0.80%	19.93%	to	20.90%
2008	8,009	0.62	to	1.45	11,285	0.08%	-	to	0.80%	(38.41%)	to	0.74%
2007	9,234	2.04	to	2.35	21,096	-	-	to	0.80%	(2.89%)	to	(2.10%)
2006	10,242	2.10	to	2.42	24,109	0.22%	-	to	0.80%	7.72%	to	16.75%
2005	10,410	1.81	to	2.09	21,154	-	-	to	0.80%	6.60%	to	7.46%
Phoenix Strategic Allocation Series
2009	11,725	0.94	to	4.82	50,033	3.62%	-	to	0.80%	23.52%	to	24.52%
2008	13,690	0.75	to	3.89	47,637	2.97%	-	to	0.80%	(26.04%)	to	0.08%
2007	15,665	1.36	to	5.24	72,855	2.65%	-	to	0.80%	5.13%	to	5.99%
2006	16,980	1.29	to	4.97	75,169	2.59%	-	to	0.80%	11.79%	to	12.69%
2005	19,364	1.15	to	4.43	76,320	2.31%	-	to	0.80%	0.98%	to	1.79%
Phoenix-Aberdeen International Series
2009	21,570	0.87	to	3.72	71,979	3.20%	-	to	0.80%	38.75%	to	39.87%
2008	25,298	0.62	to	2.67	60,671	1.89%	-	to	0.80%	(39.47%)	to	(24.97%)
2007	28,169	1.77	to	4.40	111,898	1.53%	-	to	0.80%	14.02%	to	14.94%
2006	30,187	1.54	to	3.85	105,044	2.21%	-	to	0.80%	14.36%	to	27.37%
2005	26,527	1.21	to	3.04	74,716	4.34%	-	to	0.80%	17.62%	to	18.57%
Phoenix-Duff & Phelps Real Estate Securities Series
2009	5,996	0.77	to	3.90	21,049	3.60%	-	to	0.80%	28.08%	to	29.12%
2008	6,858	0.60	to	3.03	18,839	1.51%	-	to	0.80%	(40.83%)	to	(36.88%)
2007	7,484	2.81	to	4.83	32,925	1.23%	-	to	0.80%	(16.39%)	to	(15.71%)
2006	8,741	3.34	to	5.76	46,224	1.30%	-	to	0.80%	19.51%	to	37.07%
2005	9,163	2.45	to	4.22	35,760	1.74%	-	to	0.80%	14.18%	to	15.10%
Phoenix-Van Kampen Comstock Series
2009	15,431	0.97	to	1.53	22,031	2.05%	-	to	0.80%	28.78%	to	29.97%
2008	17,445	0.74	to	1.19	19,277	1.76%	-	to	0.80%	(36.24%)	to	(35.73%)
2007	19,825	1.16	to	1.86	34,764	1.55%	-	to	0.80%	(3.00%)	to	(2.22%)
2006	22,954	1.19	to	1.92	41,460	1.70%	-	to	0.80%	19.93%	to	20.90%
2005	25,376	0.98	to	1.60	37,974	1.14%	-	to	0.80%	4.59%	to	5.43%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix-Van Kampen Equity 500 Index Series
2009	22,708	0.90	to	1.23	27,504	2.28%	-	to	0.80%	(0.01%)	to	26.22%
2008	28,726	0.71	to	0.98	27,778	1.65%	-	to	0.80%	(37.81%)	to	(30.53%)
2007	32,959	1.14	to	1.58	51,242	1.29%	-	to	0.80%	(0.78%)	to	4.87%
2006	37,558	1.08	to	1.52	55,894	1.36%	-	to	0.80%	3.32%	to	14.21%
2005	29,694	0.95	to	1.34	39,178	1.25%	-	to	0.80%	2.86%	to	3.69%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2009	3,763	0.66	to	0.94	3,441	6.04%	-	to	0.80%	40.48%	to	41.62%
2008	2,911	0.47	to	0.66	1,893	4.47%	-	to	0.80%	(55.53%)	to	(42.98%)
2007	2,351	1.17	to	1.18	2,742	6.15%	-	to	0.80%	15.16%	to	22.15%
2006[8]	361	0.95	to	0.95	344	8.40%	0.80%	to	0.80%	(6.38%)	to	(5.42%)
2005	-	-	to	-	-	-	-	to	-	-	to	-
PIMCO Real Return Portfolio – Advisor Class
2009	2,666	1.06	to	1.24	3,224	3.05%	-	to	0.80%	8.35%	to	18.24%
2008	2,560	0.94	to	1.05	2,638	3.38%	-	to	0.80%	(7.87%)	to	(1.46%)
2007	848	1.12	to	1.13	948	4.54%	-	to	0.80%	1.65%	to	10.53%
2006[14]	163	1.02	to	1.02	166	4.58%	-	to	0.80%	(0.71%)	to	1.62%
2005	-	-	to	-	-	-	-	to	-	-	to	-
PIMCO Total Return Portfolio – Advisor Class
2009	13,565	1.18	to	1.35	17,904	5.34%	-	to	0.80%	6.10%	to	13.92%
2008	11,655	1.06	to	1.19	13,589	4.32%	-	to	0.80%	0.09%	to	4.69%
2007	1,232	1.12	to	1.13	1,378	4.72%	-	to	0.80%	4.08%	to	8.04%
2006[11]	562	1.04	to	1.04	582	4.54%	0.80%	to	0.80%	3.67%	to	3.95%
2005	-	-	to	-	-	-	-	to	-	-	to	-
Rydex Variable Trust All-Cap Opportunity Fund
2009	701	1.43	to	1.51	1,003	0.09%	-	to	0.80%	26.28%	to	27.29%
2008	835	1.13	to	1.18	947	-	-	to	0.80%	(41.21%)	to	(40.73%)
2007	951	1.93	to	2.00	1,833	-	-	to	0.80%	21.76%	to	22.75%
2006	1,053	1.58	to	1.63	1,668	-	-	to	0.80%	(11.88%)	to	11.39%
2005	1,779	1.43	to	1.46	2,549	-	-	to	0.80%	12.80%	to	13.71%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
2009	212	0.73	to	0.77	157	-	-	to	0.80%	18.46%	to	19.41%
2008	237	0.62	to	0.65	148	0.43%	-	to	0.80%	(30.77%)	to	(30.21%)
2007	277	0.89	to	0.93	250	4.42%	-	to	0.80%	(5.28%)	to	(4.51%)
2006	319	0.94	to	0.97	302	3.46%	-	to	0.80%	7.24%	to	8.11%
2005	583	0.88	to	0.90	513	-	-	to	0.80%	(6.00%)	to	(5.24%)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Rydex Variable Trust Nova Fund
2009	148	1.03	to	1.09	152	0.94%	-	to	0.80%	34.42%	to	35.51%
2008	168	0.77	to	0.80	129	0.36%	-	to	0.80%	(54.84%)	to	(54.47%)
2007	201	1.70	to	1.76	341	1.18%	-	to	0.80%	0.31%	to	1.13%
2006	296	1.69	to	1.74	500	1.20%	-	to	0.80%	16.13%	to	19.27%
2005	402	1.43	to	1.46	575	0.30%	-	to	0.80%	(3.15%)	to	11.24%
Sentinel Variable Products Balanced Fund
2009	473	0.93	to	0.94	438	2.68%	-	to	0.80%	5.02%	to	27.91%
2008	422	0.77	to	0.77	324	4.37%	0.50%	to	0.80%	(24.56%)	to	(18.51%)
2007[19]	17	1.02	to	1.02	17	18.47%	0.80%	to	0.80%	(2.04%)	to	(2.04%)
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Bond Fund
2009	3,408	1.14	to	1.18	3,950	3.02%	-	to	0.80%	10.19%	to	11.08%
2008	6,182	1.03	to	1.06	6,484	16.63%	-	to	0.80%	1.41%	to	4.65%
2007[17]	216	1.02	to	1.02	220	22.26%	-	to	0.80%	0.53%	to	3.20%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Common Stock Fund
2009	5,780	0.86	to	0.93	4,989	1.10%	-	to	0.80%	26.73%	to	27.75%
2008	13,720	0.68	to	0.72	9,358	2.03%	-	to	0.80%	(33.58%)	to	(22.11%)
2007[17]	580	1.02	to	1.03	595	9.56%	-	to	0.80%	(2.30%)	to	4.73%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Mid Cap Growth Fund
2009	1,039	0.74	to	0.76	779	0.15%	-	to	0.80%	4.29%	to	30.60%
2008	866	0.56	to	0.58	501	-	-	to	0.80%	(46.49%)	to	(33.20%)
2007[18]	222	1.08	to	1.08	239	-	0.80%	to	0.80%	(2.00%)	to	6.77%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Small Company Fund
2009	1,332	0.85	to	0.95	1,137	0.51%	-	to	0.80%	26.13%	to	27.15%
2008	794	0.68	to	0.75	537	0.45%	-	to	0.80%	(32.83%)	to	(24.33%)
2007[17]	94	1.01	to	1.01	95	5.15%	-	to	0.80%	(3.07%)	to	2.86%
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Summit S&P MidCap 400 Index Portfolio – Class I Shares
2009	454	0.95	to	0.96	432	1.87%	-	to	0.80%	35.29%	to	60.97%
2008[21]	189	0.70	to	0.70	133	4.56%	-	to	0.80%	(35.41%)	to	(32.88%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
2005	-	-	to	-	-	-	-	to	-	-	to	-
Templeton Developing Markets Securities Fund – Class 2
2009	2,538	0.83	to	3.06	7,699	3.90%	-	to	0.80%	71.21%	to	72.59%
2008	2,403	0.48	to	1.77	4,260	2.75%	-	to	0.80%	(53.08%)	to	(43.13%)
2007	2,855	3.74	to	3.78	10,785	2.14%	-	to	0.80%	27.75%	to	28.78%
2006	1,548	2.91	to	2.96	4,576	1.05%	-	to	0.80%	27.07%	to	28.09%
2005	920	2.27	to	2.33	2,142	1.33%	-	to	0.80%	26.41%	to	27.43%
Templeton Foreign Securities Fund – Class 2
2009	10,836	0.84	to	1.56	16,341	3.39%	-	to	0.80%	26.41%	to	37.04%
2008	12,599	0.61	to	1.14	13,951	2.41%	-	to	0.80%	(40.86%)	to	(29.86%)
2007	14,659	1.74	to	1.93	27,401	1.95%	-	to	0.80%	(0.11%)	to	15.46%
2006	15,821	1.51	to	1.68	25,791	1.25%	-	to	0.80%	20.48%	to	21.44%
2005	15,502	1.24	to	1.40	20,939	1.14%	-	to	0.80%	9.29%	to	10.17%
Templeton Global Asset Allocation Fund – Class 2
2009	433	1.66	to	1.91	820	9.39%	-	to	0.80%	(14.05%)	to	21.81%
2008	486	1.36	to	1.58	761	10.82%	-	to	0.80%	(25.70%)	to	(25.10%)
2007	543	1.82	to	2.13	1,143	17.52%	-	to	0.80%	9.13%	to	10.01%
2006	578	1.65	to	1.95	1,115	7.09%	-	to	0.80%	20.14%	to	21.11%
2005	611	1.37	to	1.62	981	3.77%	-	to	0.80%	2.73%	to	3.55%
Templeton Growth Securities Fund – Class 2
2009	7,997	0.76	to	1.63	12,516	3.21%	-	to	0.80%	30.05%	to	67.98%
2008	9,609	0.58	to	1.25	11,552	1.78%	-	to	0.80%	(42.79%)	to	(5.86%)
2007	11,356	1.63	to	2.19	23,759	1.32%	-	to	0.80%	1.52%	to	2.35%
2006	11,184	1.60	to	2.15	23,091	1.31%	-	to	0.80%	20.84%	to	21.81%
2005	11,543	1.32	to	1.78	19,693	1.15%	-	to	0.80%	8.00%	to	8.86%
Van Kampen UIF Equity and Income Portfolio – Class II
2009	711	1.03	to	1.06	734	2.98%	-	to	0.80%	21.51%	to	22.49%
2008	736	0.85	to	0.86	626	2.29%	-	to	0.80%	(23.30%)	to	(22.68%)
2007	463	1.10	to	1.12	513	1.74%	-	to	0.80%	2.53%	to	3.36%
2006[13]	224	1.08	to	1.08	242	0.57%	-	to	0.80%	9.32%	to	10.40%
2005	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Wanger International
2009	11,942	0.80	to	3.74	41,646	3.76%	-	to	0.80%	48.58%	to	49.78%
2008	13,707	0.54	to	2.51	31,892	1.01%	-	to	0.80%	(46.04%)	to	(26.50%)
2007	16,383	2.44	to	4.64	70,841	0.88%	-	to	0.80%	15.38%	to	16.31%
2006	18,094	2.10	to	4.01	68,022	0.55%	-	to	0.80%	14.10%	to	37.16%
2005	19,512	1.53	to	2.94	54,231	1.03%	-	to	0.80%	20.56%	to	21.53%
Wanger International Select
2009	3,712	0.75	to	2.69	9,131	3.07%	-	to	0.80%	21.41%	to	32.92%
2008	4,801	0.56	to	2.04	8,721	0.40%	-	to	0.80%	(44.79%)	to	(42.29%)
2007	5,831	1.62	to	3.69	19,013	0.67%	-	to	0.80%	19.50%	to	21.78%
2006	5,240	1.34	to	3.05	14,343	0.28%	-	to	0.80%	34.91%	to	36.00%
2005	5,072	0.99	to	2.26	10,353	1.89%	-	to	0.80%	15.50%	to	16.43%
Wanger Select
2009	4,959	0.96	to	2.69	11,844	-	-	to	0.80%	36.96%	to	66.19%
2008	5,862	1.11	to	1.63	8,479	-	-	to	0.80%	(49.47%)	to	(49.06%)
2007	6,891	2.19	to	3.23	19,781	-	-	to	0.80%	8.51%	to	9.39%
2006	6,289	2.02	to	2.98	16,533	0.37%	-	to	0.80%	18.75%	to	19.70%
2005	5,884	1.69	to	2.51	13,086	-	-	to	0.80%	9.61%	to	10.49%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Value (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2009	18,414	0.87	to	2.64	46,714	-	-	to	0.80%	41.09%	to	42.23%
2008	21,593	1.06	to	1.86	38,783	-	-	to	0.80%	(40.17%)	to	(39.68%)
2007	26,061	1.77	to	3.10	77,914	-	-	to	0.80%	4.54%	to	5.39%
2006	29,901	1.68	to	2.96	85,779	0.23%	-	to	0.80%	0.83%	to	7.87%
2005	33,469	1.57	to	2.76	89,736	-	-	to	0.80%	10.37%	to	11.25%

1 The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

2 The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

[4] From inception April 21, 2005 to December 31, 2005.	[13] From inception May 24, 2006 to December 31, 2006.
[5] From inception April 29, 2005 to December 31, 2005.	[14] From inception June 1, 2006 to December 31, 2006.
[6] From inception February 6, 2006 to December 31, 2006.	[15] From inception June 7, 2006 to December 31, 2006.
[7] From inception April 28, 2006 to December 31, 2006.	[16] From inception January 30, 2007 to December 31, 2007.
[8] From inception May 2, 2006 to December 31, 2006.	[17] From inception September 11, 2007 to December 31, 2007.
[9] From inception May 8, 2006 to December 31, 2006.	[18] From inception October 9, 2007 to December 31, 2007.
[10] From inception May 12, 2006 to December 31, 2006.	[19] From inception October 29, 2007 to December 31, 2007.
[11] From inception May 16, 2006 to December 31, 2006.	[20] From inception April 15, 2008 to December 31, 2008.
[12] From inception May 18, 2006 to December 31, 2006.	[21] From inception April 18, 2008 to December 31, 2008.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Policy Loans

Policy provisions generally allow policyowners to borrow up to 90%-100% of the policy’s cash surrender value, reduced by an amount equal to the surrender charge with loan interest payable on each policy anniversary. Loan interest rates vary by product. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Separate Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix’s general account, as collateral for the outstanding loan. Transfers from the account are included as transfers for contract benefits and terminations in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Separate Account and the non-loaned portion of the Guaranteed Interest Account.

Note 7—Fees and Related Party Transactions

Phoenix and its affiliate, Phoenix Equity Planning Corporation (“PEPCO”), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account (see note 13).

Certain fees are deducted from the Contracts. To understand all of the charges that are assessed, a policyholder may refer to their policy contract provided at issue or the most recent product prospectus provided annually. Those fees are described below:

A)	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2009 and 2008 were $75,020,140 and $75,834,587, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, Phoenix may make deductions for administrative charges. Because a policy’s face amount and policy duration may vary, the administrative charge may also vary.

Policy Surrender Charge – In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy’s account value and policy duration may vary, the surrender charge may also vary.

Cost of Insurance Charge – In accordance with terms of the contracts, Phoenix makes deductions for costs of insurance to cover Phoenix’s anticipated mortality costs. Because a policy’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Other Charges – Phoenix may deduct other costs depending on the policy terms.

All of the above expenses are taken out as a redemption of units.

B)	Optional Rider and Benefit Charges

Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

C)	Mortality and Expense Fee and Administration Fee Charges

Phoenix will make deductions at a maximum rate of 0.80% of the contracts value for the mortality and expense risks and 0.20% for administration fees, which the company undertakes. These expenses are included in separate line items “Mortality and Expense Fees” and “Administration Fees” in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2009 and 2008 were $6,192,800 and $8,462,308 respectively. This expense is taken out as a reduction of unit values. In accordance with the terms of the contracts, other mortality and expense fee charges and administration fee charges may be taken out as transfers for contract benefits and terminations.

Note 8—Distribution of Net Income

The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 9—Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

Phoenix intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 10—Manager of Managers Exemptive Order

The Phoenix Edge Series Fund (“PESF”) and Phoenix Variable Advisors, Inc. (“PVA”) have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 11—Mixed and Shared Funding

Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through Separate Accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESF’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 12—Other

In light of recent downgrades to the financial strength ratings of the Sponsors of the Separate Accounts, Phoenix or its affiliated insurers, and the decline in sales through traditional distribution sources of the Sponsor’s variable products, the Sponsor’s parent company, PNX, initiated a business plan that shifts the focus of new business development to areas that are less capital intensive, less ratings sensitive and not dependent on particular distributors. This plan leverages existing strengths and includes a newly formed distribution subsidiary of PNX, Saybrus Partners, Inc., repositioning some of the Sponsor’s core life and annuity products for the middle market and establishing new relationships with distributors within that market, and identifying market opportunities for the Sponsor’s alternative retirement solutions products.

Suspension of Distribution Relationships

The insurance company affiliates of the Separate Account distribute the Sponsor’s products through non-affiliated advisors, broker-dealers and other financial intermediaries. In March 2009, State Farm Mutual Automobile Insurance Company (“State Farm”) suspended the sale of Phoenix products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was the Sponsor’s largest distributor of annuity and life insurance products accounting for approximately 27% of the Sponsor’s total life insurance premiums and approximately 68% of the Sponsor’s annuity deposits. On July 30, 2009, the Sponsor’s parent company restructured its agreement with State Farm, amending the existing agreement to clarify the service and support it will provide to customers who purchased their policies and contracts through a State Farm agent, as well as State Farm agents themselves. The restructured agreement does not provide for any new sales of the Sponsor’s products through the State Farm distribution system. Approximately 90,000 of the Sponsor’s inforce policies and contracts were sold through State Farm agents.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 12—Other (Continued)

Also in March 2009, National Life Group suspended the sale of Phoenix products. In 2008, National Life was the Sponsor’s second largest distributor of annuity products accounting for approximately 14% of the Sponsor’s annuity deposits.

Ratings

Rating agencies assign financial strength ratings to Phoenix and its subsidiaries based on their opinions of the Companies’ ability to meet their financial obligations.

In the second half of 2008, A.M. Best Company, Inc., Moody’s Investors Service and Standard & Poor’s, respectively, each revised its outlook for the U.S. life insurance sector to negative from stable, citing, among other things, the significant deterioration and volatility in the credit and equity markets, economic and political uncertainty, and the expected impact of realized and unrealized investment losses on life insurers’ capital levels and profitability.

On September 8, 2009, Moody’s Investor Services downgraded the Sponsor’s financial strength rating of Baa2 to Ba1. They maintained their negative outlook. On March 10, 2009, Moody’s Investor Services downgraded the Sponsor’s financial strength rating to Baa2 from Baa1.

On May 4, 2009, the Sponsor’s parent company, PNX, informed Fitch Ratings Ltd. that, due to its expense management initiatives, it would no longer provide non-public information to the agency and would cease paying annual rating fees.

Given these developments, it is possible that rating agencies will heighten the level of scrutiny that they apply to the Sponsor, will request additional information from the Sponsor, and may adjust upward the capital and other requirements employed in their models for maintenance of certain rating levels.

The Sponsor cannot predict what additional actions rating agencies may take, or what actions the Sponsor may take in response to the actions of rating agencies, which could adversely affect the Sponsor’s business. As with other companies in the financial services industry, the Sponsor’s ratings could be downgraded at any time and without any notice by any rating agency.

See Note 14 of these financial statements for the current ratings.

Effective May 1, 2008, the Board of Trustees of the Fund approved changes in subadvisor for the Capital Growth Series and the Small-Cap Growth Series. Effective September 15, 2008, Neuberger Berman Management, Inc. is the subadvisor for the Capital Growth Series, replacing Harris Investment Management, Inc. and the Small-Cap Growth Series (formerly Phoenix-Alger Small-Cap Growth Series), replacing Fred Alger Management, Inc.

Note 13—Spin-Off of Asset Management

At end of business December 31, 2008, PNX spun off the asset management segment of its business, Virtus Investment Partners, Inc. ("Virtus") and its subsidiaries, to PNX's shareholders. Virtus is now an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including the Virtus Investment Advisers, Inc. (formerly Phoenix Investment Counsel, Inc.), the subadvisor to the Phoenix Growth & Income Series and Phoenix Strategic Allocation Series, and Duff & Phelps Investment Management Company, the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

As a result of this spin-off, PEPCO, a registered broker/dealer in securities, is no longer an affiliate of Phoenix. PEPCO operated as the principal underwriter and distributor for the Separate Account under a separate interim service agreement for the period January 1, 2009 to February 4, 2009. Effective February 5, 2009 the principal underwriter and distributor for the Separate Account became PFG Distribution Company, a subsidiary of Philadelphia Financial Group, Inc. (an affiliate of Phoenix). On February 5, 2009 PEPCO, under Virtus, changed its name to VP Distributors, Inc. and PFG Distribution Company changed its name to PEPCO.

Goodwin Capital Advisors, Inc., subadvisor to Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series, and the Phoenix Strategic Allocation Series, remained a subsidiary of Phoenix.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 14—Subsequent Events

On January 6, 2010, PNX announced that it had signed a definitive agreement with Tiptree Financial Partners, LP for it to acquire Phoenix's private placement insurance business, PFG Holdings, Inc., including PEPCO, the principal underwriter for the Fund. The transaction, which is subject to regulatory approvals and other customary closing conditions, is expected to close in the second quarter of 2010. It is expected that PEPCO will be replaced by a PNX affiliated broker-dealer, 1851 Securities, Inc., subject to the approval of the Board of Trustees. PNX filed a new member application for 1851 Securities, Inc. with the Financial Industry Regulatory Authority on February 26, 2010.

A Special Meeting of Shareholders (the “Meeting”) of the Phoenix Money Market Series (the “Series”), a Series of the Fund was held on January 20, 2010, and the shareholders approved the liquidation of the assets of the Series and distributed the liquidation proceeds for the benefit of the previous Series’ shareholders to the Federated Prime Money Fund II, as well as other underlying mutual funds. The liquidation was completed on January 22, 2010.

VP Distributors, Inc., the Fund’s administrator, sub-contracts with PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) to provide certain sub-administrative services. Additionally, PNCGIS also provides the Funds’ transfer agency services.

On February 2, 2010, The PNC Financial Services Group, Inc. (“PNC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with The Bank of New York Mellon Corporation (“BNY Mellon”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the “Stock Sale”) 100% of the issued and outstanding shares of PNC Global Investment Servicing, Inc., an indirect, wholly-owned subsidiary of PNC. The Stock Sale includes PNCGIS, and is expected to close in the third quarter of 2010.

On January 13, 2010, A.M. Best Company, Inc. downgraded the Sponsor’s financial strength rating from B++ to B+ and maintained its negative outlook.

On February 12, 2010, Standard & Poor’s downgraded the Sponsor’s financial strength rating from BB to BB- and maintained its negative outlook.

The financial strength ratings as of March 17, 2010 were as follows:

Rating Agency	Financial Strength Ratings of Phoenix	Outlook
A.M. Best Company, Inc.	B+	Negative
Moody’s	Ba1	Negative
Standard & Poor’s	BB-	Negative

These ratings are not a recommendation to buy, hold or sell any of our securities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Phoenix Life Insurance Company and

Participants of Phoenix Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Phoenix Life Variable Universal Life Account (as listed in the statements of assets and liabilities) at December 31, 2009, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2009, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the mutual funds’ advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 19, 2010

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation

610 West Germantown Pike, Suite 460

Plymouth Meeting, Pennsylvania 19462

Underwriter

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

185 Asylum Street

Hartford, Connecticut 06103

Phoenix Life

Insurance Company

(a wholly-owned subsidiary of The Phoenix Companies, Inc.)

Consolidated Financial Statements

December 31, 2009 and 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

  Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of cash flows and statements of changes in stockholder's equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, subsequent to the first quarter of 2009, the Company has had minimal sales of life and annuity products.  As discussed in Note 23 to the consolidated financial statements, the Company had downgrades from two rating agencies.

/s/ PricewaterhouseCoopers, LLP

Hartford, Connecticut

April 26, 2010

Phoenix Life Insurance Company

Consolidated Balance Sheets

($ in millions, except share data)

December 31, 2009 and 2008

	2009	2008
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $10,615.5 million and $11,457.1 million)	$10,293.8	$9,811.3
Available-for-sale equity securities, at fair value (amortized cost of $24.4 million and $24.3 million)	25.2	25.2
Venture capital partnerships, at equity in net assets	188.6	200.0
Policy loans, at unpaid principal balances	2,324.4	2,477.5
Other investments	536.2	613.5
Fair value option investments	35.8	34.4
	13,404.0	13,161.9
Available-for-sale debt and equity securities pledged as collateral, at fair value	--	148.0
Total investments	13,404.0	13,309.9
Cash and cash equivalents	255.3	336.0
Accrued investment income	175.9	203.5
Premiums, accounts and notes receivable	371.6	361.9
Deferred policy acquisition costs	1,916.0	2,708.7
Deferred income taxes	136.0	262.8
Other assets	184.4	208.8
Discontinued operations assets	3,644.1	4,241.2
Separate account assets	4,418.1	3,860.1
Total assets	$24,505.4	$25,492.9

LIABILITIES:
Policy liabilities and accruals	$13,151.1	$13,933.6
Policyholder deposit funds	1,342.7	1,616.6
Indebtedness	174.1	174.1
Other liabilities	310.0	426.0
Discontinued operations liabilities	3,601.5	4,185.1
Non-recourse collateralized obligations	--	245.2
Separate account liabilities	4,418.1	3,860.1
Total liabilities	22,997.5	24,440.7

COMMITMENTS AND CONTINGENCIES (NOTES 21 and 22)

MINORITY INTEREST:
Minority interest in net assets of subsidiaries	12.4	12.0

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized and outstanding	10.0	10.0
Additional paid-in capital	1,737.6	1,731.2
Accumulated deficit	(223.2)	(106.7)
Accumulated other comprehensive loss	(28.9)	(594.3)
Total stockholder’s equity	1,495.5	1,040.2
Total liabilities, minority interest and stockholder’s equity	$24,505.4	$25,492.9

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
REVENUES:
Premiums	$684.2	$765.9	$798.3
Fee income	639.4	591.5	488.2
Net investment income	777.6	903.0	1,033.4
Net realized investment losses:
Total other-than-temporary impairment (“OTTI”) losses	(200.1)	(245.0)	(51.6)
Portion of OTTI losses recognized in other comprehensive income	93.1	--	--
Net OTTI losses recognized in earnings	(107.0)	(245.0)	(51.6)
Net realized investment gains (losses), excluding OTTI losses	0.1	(32.5)	43.4
Net realized investment losses	(106.9)	(277.5)	(8.2)
Total revenues	1,994.3	1,982.9	2,311.7

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	1,279.6	1,359.8	1,312.4
Policyholder dividends	226.8	207.5	380.0
Policy acquisition cost amortization	260.6	406.0	192.9
Interest expense on indebtedness	12.5	12.5	12.4
Interest expense on non-recourse collateralized obligations	--	11.8	15.4
Other operating expenses	279.5	218.3	221.6
Total benefits and expenses	2,059.0	2,215.9	2,134.7
Income (loss) from continuing operations before income taxes and minority interest	(64.7)	(233.0)	177.0
Income tax expense (benefit)	(19.0)	(92.7)	37.2
Income (loss) from continuing operations	(45.7)	(140.3)	139.8
Income (loss) from discontinued operations, net of income taxes	(83.1)	2.3	(0.6)
Minority interest in net income (loss) of consolidated subsidiaries	0.5	(0.8)	(0.9)
Net income (loss)	$(128.3)	$(138.8)	$138.3

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(128.3)	$(138.8)	$138.3
Net unrealized investment gains (losses)	589.5	(531.5)	(57.8)
Portion of OTTI losses recognized in other comprehensive income	(60.5)	--	--
Net unrealized other gains (losses)	31.8	0.4	0.9
Net unrealized derivative instruments gains (losses)	(4.0)	9.8	(0.3)
Other comprehensive income (loss)	556.8	(521.3)	(57.2)
Comprehensive income (loss)	$428.5	$(660.1)	$81.1

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statements of Cash Flows

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
OPERATING ACTIVITIES:
Income (loss) from continuing operations	$(45.2)	$(141.1)	$138.9
Net realized investment (gains) losses	106.9	277.5	8.2
Amortization and depreciation	26.2	11.8	12.3
Deferred income taxes	(17.8)	(150.1)	34.0
(Increase) decrease in accrued investment income	79.2	(4.8)	(73.6)
(Increase) decrease in receivables	(1.8)	(21.6)	31.2
Increase (decrease) in deferred policy acquisition costs	193.1	9.4	(268.5)
Increase (decrease) in policy liabilities and accruals	(863.1)	131.1	401.4
Other assets and other liabilities net change	(36.2)	(3.2)	(4.5)
Cash from continuing operations	(558.7)	109.0	279.4
Discontinued operations, net	(44.5)	(7.5)	(9.2)
Cash from operating activities	(603.2)	101.5	270.2

INVESTING ACTIVITIES:
Investment purchases	(7,826.7)	(5,325.5)	(4,195.2)
Investment sales, repayments and maturities	8,429.6	5,725.6	4,552.6
Policy loan repayments (advances), net	153.1	(130.7)	(51.1)
Debt and equity securities pledged as collateral sales	--	39.8	33.3
Premises and equipment additions	(5.4)	(17.9)	(19.6)
Premises and equipment disposals	--	8.3	--
Subsidiary purchases	--	--	(5.0)
Effect of deconsolidation of collateralized debt obligations	(7.3)	--	--
Discontinued operations, net	(46.8)	10.5	26.7
Cash from investing activities	696.5	310.1	341.7

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	636.6	761.1	745.9
Policyholder deposit fund withdrawals	(818.8)	(1,070.4)	(1,167.4)
Indebtedness repayments	--	--	--
Collateralized obligations repayments	--	(40.7)	(23.3)
Common stock dividends paid	--	(83.8)	(92.2)
Capital contribution from parent	7.5	--	--
Contributions from minority interests	0.5	0.8	1.8
Discontinued operations, net	0.2	--	--
Cash for financing activities	(174.0)	(433.0)	(535.2)
Change in cash and cash equivalents	(80.7)	(21.4)	76.7
Cash and cash equivalents, beginning of year	336.0	357.4	280.7
Cash and cash equivalents, end of year	$255.3	$336.0	$357.4

During the year ended December 31, 2009, we received $7.5 million in capital contributions in cash. During the year ended December 31, 2008, we received $15.2 million in capital contributions as settlement of an intercompany payable. There were no capital contributions during the year ended December 31, 2007. Included in cash and cash equivalents above is cash pledged as collateral of $0.0 million, $7.3 million and $12.0 million at December 31, 2009, 2008 and 2007, respectively.

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statement of Changes in Stockholder’s Equity

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

	2009	2008	2007
COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of year	$1,741.2	$1,726.0	$1,724.9
Capital contribution	7.5	15.2	--
Tax benefit on employee stock option awards	(1.1)	--	1.1
Balance, end of year	$1,747.6	$1,741.2	$1,726.0

ACCUMULATED EARNINGS (DEFICIT):
Balance, beginning of year	$(106.7)	$115.8	$73.7
Adjustment for initial application of accounting change	11.8	--	(4.0)
Net income (loss)	(128.3)	(138.8)	138.3
Common stock dividends declared	--	(83.7)	(92.2)
Balance, end of year	$(223.2)	$(106.7)	$115.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of year	$(594.3)	$(73.0)	$(15.8)
Adjustment for initial application of accounting change	8.6	--	--
Other comprehensive loss	556.8	(521.3)	(57.2)
Balance, end of year	$(28.9)	$(594.3)	$(73.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of year	$1,040.2	$1,768.8	$1,782.8
Change in stockholder’s equity	455.3	(728.6)	(14.0)
Stockholder’s equity, end of year	$1,495.5	$1,040.2	$1,768.8

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Notes to Consolidated Financial Statements

($ in millions)

Years Ended December 31, 2009, 2008 and 2007

1.

Organization and Description of Business

Phoenix Life Insurance Company and its subsidiaries (together, “the Company” or “Phoenix Life”) offer a broad range of life insurance and annuity products in the United States of America. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. (“The Phoenix Companies” or “PNX”), a publicly traded company on the New York Stock Exchange, and changed its name to Phoenix Life Insurance Company. Our consolidated financial statements include the results of our closed block of business created at the time of demutualization.

We provide life insurance and annuity products through third-party distributors, supported by wholesalers and financial planning specialists employed by us. Our historical expertise is in the high-net-worth and affluent market; more recently, we also have begun to focus on the needs of the broader middle market. Our products include universal life, variable life, and variable annuities.

In 2009, we reported the results of our private placement operation as discontinued operations. As such, the consolidated balance sheets have been presented with the gross assets and liabilities of discontinued operations in separate lines and the consolidated statements of income and comprehensive income have been presented with the net results from discontinued operations, shown after the results from continuing operations. For comparative purposes, we have reclassified our prior period financial presentation to conform to this change.

Subsequent to the first quarter of 2009, when we lost several key distribution partners and experienced downgrades to our ratings, the Company has had minimal sales of its life and annuity products.

2.

Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Our consolidated financial statements include certain sponsored collateralized obligation trusts as described in Note 11 to these financial statements. Significant intercompany accounts and transactions have been eliminated in consolidating these financial statements. Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of estimates

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits used in the valuation and amortization of assets and liabilities associated with deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of investments in debt and equity securities and venture capital partnerships; the valuation of deferred tax assets; and accruals for contingent liabilities.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Risks Associated with Current Economic Market Conditions and Industry Trends

The risks we face related to general economic and business conditions are pronounced given the severity and magnitude of recent adverse economic and market conditions and the likely continuation of these conditions through 2010. Higher unemployment, lower family income, lower corporate earnings, lower business investment and lower consumer spending may depress the demand for life insurance, annuities and investment products and result in higher lapses or surrenders of life and annuity products. More specifically, our business is exposed to the performance of the debt and equity markets. Adverse market conditions may result in a lack of buyers for certain assets, volatility, credit spread changes and benchmark interest rate changes. Each of these factors has and may continue to impact the liquidity and value of our investments.

Further, recent trends in the life insurance industry may affect our mortality, persistency and funding levels. The evolution of the financial needs of policyholders and the emergence of a secondary market for life insurance and increased availability of premium financing suggest that the reasons for purchasing our products are changing. At the same time, we also experienced an increase in life insurance sales to older individuals. While we instituted certain controls and procedures to screen applicants, we believe that our sales of universal life products include sales of policies to third party investors who, at the time of policy origination, had no insurable interest in the insured. The effect that these changes may have on our actual experience and profitability will emerge over time.

Adoption of new accounting standards

Measuring the Fair Value of Alternative Investments

In September 2009, the Financial Accounting Standards Board (the “FASB”) issued amending guidance ASC 820, Fair Value Measurements and Disclosures, which provides a practical expedient in estimating the fair value of certain alternative investments. Under the practical expedient, entities are permitted to use net asset value (“NAV”) without adjustment unless it is probable the investment will be sold at something other than NAV. New disclosures of the attributes of all investments within the scope of this guidance is also required, regardless of whether the practical expedient was used to measure the fair value of any of its investments. The adoption of this new accounting guidance as of December 31, 2009 had no material effect on our consolidated financial statements.

The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles

In June, 2009, the FASB approved the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all nongovernmental entities. The Codification is the single source of authoritative accounting principles for nongovernmental entities. The Codification supersedes all existing authoritative literature, except for rules and interpretive releases of the SEC for registrants. The adoption of this new accounting guidance in the third quarter of 2009 had no material effect on our consolidated financial statements.

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

In April 2009, we adopted new guidance issued by the FASB related to determining fair value in an inactive market, including guidance on identifying circumstances that indicate a transaction is not orderly or a market is not active. This accounting guidance, which is now part of ASC 820, Fair Value Measurements and Disclosures, provides additional guidance for determining fair value when relevant observable data does not exist; how observable market information in a market that is not active should be considered when measuring fair value and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value. The adoption of this new accounting guidance had no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, we adopted new accounting guidance issued by the FASB which amended other-than-temporary impairments guidance and modified the presentation and disclosure requirements for other-than-temporary impairments of debt securities. This accounting guidance, which is now a part of ASC 320, Investments – Debt & Equity Securities, modified the existing requirement from the intent and ability to hold a debt security, to an assessment of whether Phoenix Life intends to sell or if it is more likely than not that Phoenix Life will be required to sell the debt security before its anticipated recovery in value. This accounting guidance also modified the presentation of other-than-temporary impairments for certain debt securities for the bifurcation of an other-than-temporary impairment into an amount attributable to credit loss, recognized in earnings, and an amount attributable to other factors, recognized in other comprehensive income. In addition to the changes in measurement and presentation, the disclosures related to other-than-temporary impairments related to debt securities are expanded, with all such disclosures required for both interim and annual periods.

Adoption of this guidance was effective for interim periods ending after June 15, 2009, with optional early adoption for periods ending after March 15, 2009. We elected to adopt this guidance for the quarter ending March 31, 2009. Upon adoption of this guidance, we calculated the credit and non-credit components of previously recognized other-than-temporary impairments and recorded the related impact as a cumulative effect adjustment in accumulated deficit and accumulated other comprehensive income, respectively. The cumulative-effect adjustment included related offsets such as deferred policy acquisition costs, policy dividend obligations in the closed block, and related tax effects. The cumulative effect recognized was $20.4 million after offsets and is reflected in stockholder’s equity. The cumulative effect consisted of a decrease to accumulated deficit of $11.8 million after offsets and a decrease to accumulated other comprehensive loss of $8.6 million after offsets, and included an adjustment of $12.6 million to the deferred tax valuation allowance

Beneficial Interests in Securitized Financial Assets

In January 2009, the FASB issued amended impairment guidance related to beneficial interests in securitized financial assets. The amended guidance, which is now part of ASC 325, Investment, requires that management judgment be used in assessing the probability that an adverse change in future cash flows has occurred rather than exclusively relying upon market participant assumptions. Our adoption of this guidance in the first quarter of 2009 had no material effect on our consolidated financial statements.

Disclosures about Transfers of Financial Assets and Interests in Variable Interest Entities

In December 2008, the FASB issued amended guidance related to the transfer of financial assets and interests in variable interest entities. This guidance, which is now a part of ASC 810, Consolidation, requires public entities to provide additional disclosures about transfers of financial assets. The expanded guidance also requires sponsors that have a variable interest in a variable interest entity to provide additional disclosures about their involvement with variable interest entities. Our adoption in the first quarter of 2009 had no material effect on our consolidated financial statements.

Disclosures about Credit Derivatives and Certain Guarantees

In September 2008, the FASB issued an update to existing credit derivative guarantee guidance. The new guidance, which is now a part of ASC 815, Derivatives and Hedging, introduced new disclosure requirements for credit derivatives and certain guarantees. Our adoption in the first quarter of 2009 resulted in additional disclosures but, otherwise, had no material effect on our consolidated financial statements.

Noncontrolling Interests in Consolidated Financial Statements

In December 2007, the FASB updated guidance on the requirements for the presentation of minority interests and for deconsolidation accounting. This updated guidance, which is now a part of ASC 810, Consolidation, was adopted as of January 1, 2009. Our adoption had no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued new guidance which gave entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. This guidance, which is now a part of ASC 825, Financial Instruments, requires subsequent changes in fair value to be recorded in earnings. In addition, this guidance allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted this guidance as of January 1, 2008 with no net effect to equity.

Fair Value Measurements

In September 2006, the FASB issued new guidance concerning fair value measurements and disclosures which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The new guidance, which is now a part of ASC 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value when required under existing accounting standards. The framework consists of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted this guidance effective January 1, 2008 with no material effect on our consolidated financial statements.

Accounting standards not yet adopted

Amendments to Consolidation Guidance for Variable Interest Entries

In June 2009, the FASB issued guidance to ASC 810, Consolidation, which amends consolidation requirements applicable to variable interest entities (“VIE”). Significant amendments include changes in the method of determining the primary beneficiary of a variable interest entity by replacing the quantitative approach previously required with a qualitative approach. An entity would be considered a primary beneficiary and consolidate a VIE when the entity has both of the following characteristics; (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The new guidance also requires ongoing reassessment of whether an enterprise is the primary beneficiary of a VIE.

This revised guidance is effective for all VIEs owned on, or formed after, January 1, 2010. In preparation for adoption of this amended guidance, we have evaluated our investment portfolio including venture capital partnerships, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), and other structures and entities to identify any variable interests. Furthermore, for any variable interests identified we assessed based on the applicable criteria if we could potentially be the primary beneficiary.

Based upon this assessment, although we have investments in various variable interest entities, we are not the primary beneficiary based on the facts and circumstances of the contractual arrangements and the applicable criteria. Our qualifying variable interests primarily consist of private equity holdings in limited partnerships in which we participate in a proportionate share of the entities’ earnings, but our influence on the economic activities of the partnerships is insignificant. In addition, we do not have exposure to liquidity arrangements, guarantees, structured products, derivatives, securitizations or other third party commitments that would require analysis based upon amended guidance. Given this information, we expect to adopt this guidance effective January 1, 2010 with no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued new guidance to ASC 860, Transfers and Servicing. The amended guidance eliminates the concept of qualifying special-purpose entities and changes requirements for when a financial asset should be derecognized. Additional disclosures are also required on risk related to a transferor’s continuing involvement in transferred financial assets. Adoption of this guidance on January 1, 2010 will not have a material effect on our consolidated financial statements.

Significant accounting policies

Investments

Debt and equity securities

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Venture capital partnerships

We utilize the equity method of accounting, initially recording the investment at cost and subsequently adjusting the carrying amount of the investment to recognize our share of the earnings or losses. We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the lag in availability of the related financial statements.

Policy loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of cash values eligible for policy loans are at variable interest rates that are reset annually on the policy anniversary.

Other investments

Other investments primarily include leveraged lease investments and other partnership and joint venture interests as well as mortgage loans. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired loans.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Net Investment Income

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. We record the net income from investments in partnerships and joint ventures in net investment income.

Investments Pledged as Collateral and Non-Recourse Collateralized Obligations

Collateralized obligations for which Goodwin Capital Advisers, Inc. (“Goodwin”) is the sponsor and actively manages the assets, where we are deemed to be a primary beneficiary as a result of our variable interests, are consolidated in our financial statements.

Other-than-temporary impairments on available-for-sale securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily. For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings, and any amounts related to other factors are recognized in other comprehensive income. The credit loss component is calculated using our best estimate of the present value of cash flows expected to be collected from the debt security, by discounting the expected cash flows at the effective interest rate implicit in the security at the time of acquisition. Subsequent to recognition of an impairment loss, the difference between the new cost basis and the cash flows expected to be collected is accreted as interest income.

In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

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the extent and the duration of the decline;

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the reasons for the decline in value (credit event, interest related or market fluctuations);

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our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery, and

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the financial condition of and near term prospects of the issuer.

A debt security impairment is deemed other than temporary if:

•

we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•

it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other than temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an other-than-temporary impairment has occurred. In situations where we have asserted our ability and intent to hold a security to a forecasted recovery, but where now it is more likely than not that we will be required to sell the security before recovery, an impairment is considered other than temporary, even if the present value of cash flows expected to be collected will be sufficient to recover the amortized cost basis of the security.

2.

Basis of Presentation and Significant Accounting Policies (continued)

We employ a comprehensive process to determine whether or not a security is in an unrealized loss position and is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment, especially given recent severe market dislocations.

On a quarterly basis, we review all securities for potential recognition of an other-than-temporary impairment. We maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify all securities whose carrying value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months. Using this analysis, coupled with our watch list, we review all securities whose fair value is less than 80% of amortized cost (significant unrealized loss) with emphasis on below investment grade securities with a continuous significant unrealized loss in excess of six months. In addition, we review securities that experienced lesser declines in value on a more selective basis to determine whether any are other-than-temporarily impaired.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of whether the security will pay in accordance with the contractual cash flows.

The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses and other-than-temporary impairments, are each reported separately as components of net income.

Derivative instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to living benefits as hedges for accounting purposes. For other derivatives, we designate each instrument according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

To qualify for hedge accounting, the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the change in the value of the derivative instruments and the change in value of the hedged investment. Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings.

Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in accumulated other comprehensive income and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses). If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Changes in the fair value of derivatives that are designated and qualify as foreign currency hedges are recorded in either current period earnings or accumulated other comprehensive income, depending on whether the hedged transaction is a fair value hedge or cash flow hedge. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses).

2.

Basis of Presentation and Significant Accounting Policies (continued)

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net realized investment gains (losses) in the period incurred.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy’s classification. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to estimated gross profits (“EGPs”). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are then projected for the estimated lives of the contracts within each cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

The separate account fund performance assumption is critical to the development of the EGPs related to our variable annuity and variable life insurance businesses. As equity markets do not move in a systematic manner, we use a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future equity market growth rate assumption used for the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by short-term market fluctuations. The average long-term rate of assumed separate account fund performance used in estimating gross profits was 6.0% (after fund fees and mortality and expense charges) for the variable annuity business and 6.9% (after fund fees and mortality and expense charges) for the variable life business at both December 31, 2009 and 2008.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models together with actual experience. Actual gross profits that vary from management’s initial estimates in a given reporting period result in increases or decreases in the rate of amortization recorded in the period.

In addition to our quarterly reviews, we conduct comprehensive assumption reviews, typically during the fourth quarter of each year. Upon completion of these reviews, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of EGPs in the deferred policy acquisition cost and unearned revenue amortization models as well as projections within the death benefit and other insurance benefit reserving models. The deferred policy acquisition cost asset, the unearned revenue reserves and death benefit and other insurance benefit reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as “unlocking.” Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. If revised EGPs based on new assumptions are lower, we would increase deferred policy acquisition cost amortization resulting in a reduction in the deferred policy acquisition cost asset. Favorable experience on key assumptions could result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset.

Goodwill and Other Intangible Assets

For goodwill, we perform impairment tests on an annual basis or in the event there is a reason to believe their fair values have been impaired. We compare the calculated fair value to the recorded values and record an impairment, if warranted. As of December 31, 2009, we had no goodwill recorded on our balance sheet and intangible assets of $0.7 million related to continuing operations and $2.5 million related to discontinued operations.

Premises and equipment

Premises and equipment, consisting primarily of office buildings occupied by us, are stated at cost less accumulated depreciation and amortization and are included in other assets. We depreciate buildings on the straight-line method over 10 to 45 years and equipment primarily on a modified accelerated method over three to 10 years. We amortize leasehold improvements over the terms of the related leases or the useful life of the improvement, whichever is shorter.

Separate account assets and liabilities

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract holders for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Policyholder deposit funds

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

Contingent liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Demutualization and closed block

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

Revenue recognition

We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders’ account balances and amortization of deferred policy acquisition costs.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital in the manner required by ASC 740, Income Taxes.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year’s income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and income tax carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for uncertain tax position is necessary, and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest and/or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided when such loss or credit is utilized in the consolidated federal tax return. To the extent that these attributes are not utilized in the consolidated return prior to their expiration, but would otherwise have been able to be utilized by the Company on a separate company basis during the carryforward period, benefit will be provided in the year in which the attributes would have expired.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

3.

Business combinations and dispositions

PFG Holdings, Inc.

In 2003, we acquired the remaining interest in PFG Holdings, Inc. (“PFG”), the holding company for our private placement operation. This transaction increased our ownership in PFG to 71% while The Phoenix Companies holding company’s minority interest in PFG remained at 29%. In November 2007, we amended the original purchase agreement to extend the term for achievement of performance targets related to additional purchase consideration through the end of 2009 and to establish a more objective mechanism to value PFG and calculate the final amount of contingent consideration. As of December 31, 2009 the performance targets that required additional cash payments were not achieved and no remaining obligation existed relating to the purchase agreement.

In the fourth quarter of 2009, we were actively pursuing the sale of PFG and its subsidiaries, including AGL Life Assurance Company. On January 4, 2010, we signed a definitive agreement to sell PFG to Tiptree Financial Partners, LP and expect the transaction to close in the second quarter of 2010. However, we cannot assure that the transaction will close or that the closing will occur at the currently anticipated time. This transfer of ownership is subject to regulatory approval. Because of the expected divestiture, we have determined that these operations should be reflected as discontinued operations. As such, the consolidated balance sheets have been presented with the gross assets and liabilities of discontinued operations in separate lines and the consolidated statements of income and comprehensive income have been presented with the net results from discontinued operations, shown after the results from continuing operations. For comparative purposes, we have reclassified our prior period financial presentation to conform to this change. A total loss of $22.7 million is estimated on the anticipated sale, of which we recognized $10.0 million and The Phoenix Companies holding company recognized $12.7 million.

3.

Business combinations and dispositions (continued)

EMCO

On December 20, 2007, we sold all of the outstanding stock of Emprendimiento Compartido S.A (“EMCO”), an Argentine wholly-owned subsidiary. We realized an after-tax loss of $4.8 million on this sale. This loss, as well as EMCO’s results up through the date of sale, are reported in discontinued operations in these financial statements. Prior year results have also been reported in discontinued operations.

4.

Demutualization and Closed Block

In 1999, we began the process of reorganizing and demutualizing. We completed the process in June 2001, when all policyholder membership interests in our company were extinguished and eligible policyholders received shares of common stock of The Phoenix Companies, Inc., together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

Closed Block Assets and Liabilities:	As of December 31,
($ in millions)	2009	2008	Inception

Debt securities	$6,305.1	$6,011.4	$4,773.1
Equity securities	6.7	9.0	--
Mortgage loans	6.2	8.9	399.0
Venture capital partnerships	180.2	188.5	--
Policy loans	1,378.5	1,377.0	1,380.0
Other investments	142.8	153.3	--
Total closed block investments	8,019.5	7,748.1	6,552.1
Cash and cash equivalents	33.3	57.2	--
Accrued investment income	105.9	113.0	106.8
Receivables	53.3	49.5	35.2
Deferred income taxes	270.3	418.3	389.4
Other closed block assets	22.6	338.0	6.2
Total closed block assets	8,504.9	8,724.1	7,089.7
Policy liabilities and accruals	9,246.5	9,742.7	8,301.7
Policyholder dividends payable	297.8	311.1	325.1
Other closed block liabilities	57.9	72.0	12.3
Total closed block liabilities	9,602.2	10,125.8	8,639.1
Excess of closed block liabilities over closed block assets	$1,097.3	$1,401.7	$1,549.4

4.

Demutualization and Closed Block (continued)

Closed Block Revenues and Expenses and Changes in	Cumulative	Years Ended
Policyholder Dividend Obligations:	From	December 31,
($ in millions)	Inception	2009	2008	2007
Closed block revenues
Premiums	$8,950.8	$647.0	$719.3	$745.6
Net investment income	5,420.9	457.8	523.1	571.6
Net realized investment losses	(241.6)	(43.8)	(124.4)	(0.6)
Total revenues	14,130.1	1,061.0	1,118.0	1,316.6
Policy benefits, excluding dividends	9,735.0	771.9	847.6	869.2
Other operating expenses	87.4	3.4	5.1	6.1
Total benefits and expenses, excluding policyholder dividends	9,822.4	775.3	852.7	875.3
Closed block contribution to income before dividends and income taxes	4,307.7	285.7	265.3	441.3
Policyholder dividends	(3,575.0)	(226.4)	(206.9)	(379.3)
Closed block contribution to income before income taxes	732.7	59.3	58.4	62.0
Applicable income tax expense	(255.2)	(21.7)	(19.2)	(20.9)
Closed block contribution to income	$477.5	$37.6	$39.2	$41.1

Policyholder dividend obligation
Policyholder dividends provided through earnings	$3,633.4	$226.4	$206.9	$379.3
Policyholder dividends provided through other comprehensive income	(16.4)	78.4	(128.0)	(121.5)
Additions to policyholder dividend liabilities	3,617.0	304.8	78.9	257.8
Policyholder dividends paid	(3,644.3)	(318.1)	(346.6)	(337.6)
Decrease in policyholder dividend liabilities	(27.3)	(13.3)	(267.7)	(79.8)
Policyholder dividend liabilities, beginning of year	325.1	311.1	578.8	658.6
Policyholder dividend liabilities, end of year	297.8	297.8	311.1	578.8
Policyholder dividends payable, end of year	(297.8)	(297.8)	(311.1)	(332.8)
Policyholder dividend obligation, end of year	$--	$--	$--	$246.0

As of December 31, 2009, the policyholder dividend obligation includes approximately $16.4 million for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

5.

Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide additional capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us. Since we bear the risk of nonpayment, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk. Due to the downgrade of Scottish Re, we closely monitored the situation and reassessed the recoverability of the reinsurance recoverable during 2009. As of December 31, 2009, we believe we have no material exposure to uncollected amounts from Scottish Re.

5.

Reinsurance (continued)

The following table lists our top five reinsurance relationships by reinsurance recoverable balance as of December 31, 2009. Also included is the A.M. Best rating of each reinsurer as of April 23, 2010.

Principal Life Reinsurers:	As of December 31, 2009
	Reinsurance	Reinsurer’s
	Recoverable	A.M. Best
	Balances	Rating
	($ in millions)
RGA Reinsurance Company	$184.9	A +
Swiss Reinsurance Group(1)	$141.8	A
AEGON USA(2)	$120.6	A
Munich American Reassurance Co	$56.6	A +
Scottish Re US Inc	$56.2	E

———————

(1)

Swiss Reinsurance Group includes Swiss Re Life & Health America Inc and Reassure America Life Insurance Co.

(2)

Transamerica Financial Life and Transamerica Life Insurance are both subsidiaries of AEGON.

We cede risk to other insurers under various agreements that cover individual life insurance policies. The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. Our current retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. We also assume reinsurance from other insurers.

Direct Business and Reinsurance in Continuing Operations:	Years Ended December 31,
($ in millions)	2009	2008	2007

Direct premiums	$887.0	$1,025.2	$886.6
Premiums assumed from reinsureds	11.3	13.5	13.6
Premiums ceded to reinsurers	(214.1)	(272.8)	(101.9)
Premiums	$684.2	$765.9	$798.3
Percentage of amount assumed to net premiums	1.7%	1.8%	1.7%

Direct policy benefits incurred	$695.6	$686.4	$547.6
Policy benefits assumed from reinsureds	17.0	(5.3)	17.9
Policy benefits ceded to reinsurers	(133.3)	(205.1)	(88.7)
Policy benefits	$579.3	$476.0	$476.8

Direct life insurance in force	$153,572.2	$164,604.6	$151,228.5
Life insurance in force assumed from reinsureds	1,552.3	2,022.3	1,937.0
Life insurance in force ceded to reinsurers	(98,990.1)	(105,344.0)	(92,660.8)
Life insurance in force	$56,134.4	$61,282.9	$60,504.7
Percentage of amount assumed to net insurance in force	2.7%	3.3%	3.2%

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We cede the majority of mortality risk on most new issues of term insurance. Effective October 1, 2009, PHL Variable Insurance Company and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on the previously unreinsured portion of their term life business in force.

5.

Reinsurance (continued)

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders, withdrawals and policyholder dividends and other items, which total $927.1 million, $1,091.3 million and $1,215.6 million, net of reinsurance, for the years ended December 31, 2009, 2008 and 2007.

Irrevocable letters of credit aggregating $55.4 million at December 31, 2009 have been arranged with commercial banks in favor of us to collateralize the ceded reserves. This includes $4.1 million of irrevocable letters of credit related to our discontinued group accident and health reinsurance operations.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts. See Note 21 to these financial statements for more information.

6.

Deferred Policy Acquisition Costs

Deferred Policy Acquisition Costs:	Years Ended December 31,
($ in millions)	2009	2008	2007

Policy acquisition costs deferred	$67.6	$339.5	$461.3
Costs amortized to expenses:
Recurring costs	(266.4)	(431.8)	(192.7)
Credit related to realized investment gains (losses)	5.8	25.8	(0.2)
Offsets to net unrealized investment gains or losses included in accumulated other comprehensive income	(587.0)	709.3	63.4
Cumulative effect of adoption of new guidance	(4.7)	--	--
Other	(8.0)	--	--
Change in deferred policy acquisition costs	(792.7)	642.8	331.8
Deferred policy acquisition costs, beginning of year	2,708.7	2,065.9	1,734.1
Deferred policy acquisition costs, end of year	$1,916.0	$2,708.7	$2,065.9

Upon completion of a study during the fourth quarter of 2009, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, cost of insurance charges, policy maintenance expenses, lapse experience, expense, net investment income. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. Additionally, we updated the lapse rate assumptions for annuities, decreasing the rates for variable annuities while increasing them for fixed annuities. We reflected a change in the cost of insurance rates for certain single life universal life policies, effective April 1, 2010, resulting in an increase in overall projected gross profits or margins. We also reflected the lower interest earned in investments, consistent with recent experience.

Upon completion of a study during the fourth quarter of 2008, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, lapse experience, expense, net investment income, and separate account investment return. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. We also updated our projected separate account investment return assumption to the long term investment return as of January 1, 2009. The impact was to fully absorb the actual investment performance through December 31, 2008 into the amortization of deferred policy acquisition cost amortization and the projection of benefits under SOP 03-1 for the guaranteed minimum death benefit (GMDB) and guaranteed minimum income benefit (GMIB) riders. The greatest impact of the unlocking was on the annuity block, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization for the annuity block of $116.8 million and an increase in the GMIB and GMDB reserves of $11.3 million and $3.4 million, respectively. The UL/VUL lines had a decrease of $19.9 million to pre-tax net income due to unlocking. For the traditional life line the effects of these adjustments resulted in an increase in deferred policy acquisition cost amortization of $32.4 million.

6.

Deferred Policy Acquisition Costs (continued)

Upon completion of a study during the fourth quarter of 2007, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include lapse experience, investment margins and expenses. In our review to develop the best estimate, we examined our own experience and market conditions. We reflected higher interest earned in the investments, consistent with recent experience. Maintenance expenses were updated and reallocated among various lines of business. Additionally, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the quarter. The effects of these adjustments resulted in an overall $4.3 million pre-tax benefit to net income.

7.

Policy Liabilities and Accruals

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and interest credited to their fund balances, which range from 1.4% to 5.0% as of December 31, 2009, less administrative and mortality charges.

Participating life insurance

Participating life insurance in force was 19.2% and 20.1% of the face value of total individual life insurance in force at December 31, 2009 and 2008, respectively.

8.

Investing Activities

Debt and equity securities

See Note 11 to these financial statements for information on available-for-sale debt and equity securities pledged as collateral.

Fair Value and Cost of Debt and Equity Securities:	As of December 31,
($ in millions)	2009		2008
	Fair Value	Cost	Fair Value	Cost

U.S. government and agency	$501.1	$491.9	$606.3	$607.0
State and political subdivision	179.3	181.0	188.0	190.6
Foreign government	169.7	148.8	182.5	174.3
Corporate	5,832.4	5,866.6	5,807.1	6,765.9
Commercial mortgage-backed	986.7	1,036.5	925.4	1,088.4
Residential mortgage-backed	2,086.7	2,240.8	1,478.0	1,651.9
CDO/CLO	255.2	344.6	168.1	381.0
Other asset-backed	282.7	305.3	455.9	598.0
Available-for-sale debt securities	$10,293.8	$10,615.5	$9,811.3	$11,457.1

Amounts applicable to the closed block	$6,305.1	$6,340.4	$6,011.4	$6,796.7

Available-for-sale equity securities	$25.2	$24.4	$25.2	$24.3

Amounts applicable to the closed block	$6.7	$6.9	$9.0	$9.1

8.

Investing Activities (continued)

Unrealized Gains and Losses from	As of December 31,
General Account Securities:	2009		2008
($ in millions)	Gains	Losses	Gains	Losses

U.S. government and agency	$27.0	$(17.8)	$23.8	$(24.5)
State and political subdivision	4.0	(5.7)	4.6	(7.2)
Foreign government	21.0	(0.1)	11.0	(2.8)
Corporate	240.7	(274.9)	43.2	(1,002.0)
Commercial mortgage-backed	22.1	(71.9)	2.4	(165.4)
Residential mortgage-backed	30.6	(184.7)	19.6	(193.5)
CDO/CLO	1.9	(91.3)	--	(212.9)
Other asset-backed	2.5	(25.1)	3.5	(145.6)
Debt securities gains (losses)	$349.8	$(671.5)	$108.1	$(1,753.9)
Debt securities net gains (losses)		$(321.7)		$(1,645.8)

Equity securities gains (losses)	$1.2	$(0.4)	$1.1	$(0.2)
Equity securities net gains	$0.8		$0.9
Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in the consolidated balance sheet as a component of accumulated other comprehensive income (loss) (“AOCI”). The table below presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI) and the subsequent changes in fair value.

Fixed Maturity Securities on which an OTTI Loss has been Recognized, by Type:	As of December 31,
($ in millions)	2009(1)	2008

U.S. government and agency	$--	$--
State and political subdivision	--	--
Foreign government	--	--
Corporate	(4.1)	--
Commercial mortgage-backed	(4.1)	--
Residential mortgage-backed	(39.7)	--
CDO/CLO	(32.9)	--
Other asset-backed	--	--
Fixed maturity non-credit losses in AOCI	$(80.8)	$--

———————

(1)

Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (loss) (AOCI) which, from January 1, 2009, were not included in earnings, excluding net unrealized gains or losses on impaired securities relating to changes in value of such securities subsequent to the impairment date.

8.

Investing Activities (continued)

Aging of Temporarily Impaired	As of December 31, 2009
General Account Securities:	Less than 12 months		Greater than 12 months		Total
($ in millions)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$42.6	$(1.4)	$51.1	$(16.4)	$93.7	$(17.8)
State and political subdivision	22.9	(0.2)	42.3	(5.5)	65.2	(5.7)
Foreign government	7.9	(0.1)	--	--	7.9	(0.1)
Corporate	298.5	(22.6)	1,425.4	(252.3)	1,723.9	(274.9)
Commercial mortgage-backed	112.3	(1.5)	297.9	(70.4)	410.2	(71.9)
Residential mortgage-backed	491.4	(14.6)	694.7	(170.1)	1,186.1	(184.7)
CDO/CLO	16.7	(8.3)	223.0	(83.0)	239.7	(91.3)
Other asset-backed	62.7	(0.3)	135.5	(24.8)	198.2	(25.1)
Debt securities	$1,055.0	$(49.0)	$2,869.9	$(622.5)	$3,924.9	$(671.5)
Equity securities	0.9	--	0.6	(0.4)	1.5	(0.4)
Total temporarily impaired securities	$1,055.9	$(49.0)	$2,870.5	$(622.9)	$3,926.4	$(671.9)

Amounts inside the closed block	$498.5	$(25.5)	$1,473.5	$(264.6)	$1,972.0	$(290.1)

Amounts outside the closed block	$557.4	$(23.5)	$1,397.0	$(358.3)	$1,954.4	$(381.8)

Amounts outside the closed block that are below investment grade	$39.8	$(11.4)	$411.3	$(169.1)	$451.1	$(180.5)
Total after offsets for deferred policy acquisition cost adjustment and taxes		$(7.9)		$(109.2)		$(117.1)

Number of securities		355		1,341		1,696

Unrealized losses of below investment grade debt securities outside the closed block with a fair value of less than 80% of amortized cost totaled $155.2 million at December 31, 2009 ($44.9 million after offsets for taxes and deferred policy acquisition cost amortization). Of this amount, $134.2 million was below 80% of amortized cost for more than 12 months.

Unrealized losses of below investment grade debt securities held in the closed block with a fair value of less than 80% of amortized cost totaled $68.0 million at December 31, 2009 ($0.6 million after offsets for taxes, deferred policy acquisition costs and policy dividend obligation). Of this amount, $55.4 million was below 80% of amortized cost for more than 12 months.

These securities were considered to be temporarily impaired at December 31, 2009 because each of these securities had performed, and was expected to perform, in accordance with its original contractual terms and because it was more likely than not that we would not be required to sell it before recovery.

8.

Investing Activities (continued)

Aging of Temporarily Impaired	As of December 31, 2008
General Account Securities:	Less than 12 months		Greater than 12 months		Total
($ in millions)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$79.8	$(5.1)	$33.7	$(19.4)	$113.5	$(24.5)
State and political subdivision	36.4	(4.6)	39.3	(2.6)	75.7	(7.2)
Foreign government	64.9	(2.8)	1.0	--	65.9	(2.8)
Corporate	2,698.3	(362.7)	1,764.0	(639.3)	4,462.3	(1,002.0)
Commercial mortgage-backed	558.9	(66.9)	242.6	(98.5)	801.5	(165.4)
Residential mortgage-backed	99.8	(15.1)	455.8	(178.4)	555.6	(193.5)
CDO/CLO	42.1	(42.9)	122.4	(170.0)	164.5	(212.9)
Other asset-backed	121.1	(24.5)	256.0	(121.1)	377.1	(145.6)
Debt securities	$3,701.3	$(524.6)	$2,914.8	$(1,229.3)	$6,616.1	$(1,753.9)
Equity securities	0.9	(0.2)	--	--	0.9	(0.2)
Total temporarily impaired securities	$3,702.2	$(524.8)	$2,914.8	$(1,229.3)	$6,617.0	$(1,754.1)

Amounts inside the closed block	$2,353.9	$(305.9)	$1,456.1	$(554.5)	$3,810.0	$(860.4)

Amounts outside the closed block	$1,348.3	$(218.9)	$1,458.7	$(674.8)	$2,807.0	$(893.7)

Amounts outside the closed block that are below investment grade	$145.3	$(49.9)	$159.3	$(94.0)	$304.6	$(143.9)
Total after offsets for deferred policy acquisition cost adjustment and taxes		$(65.2)		$(197.0)		$(262.2)

Number of securities		1,651		1,623		3,274

Unrealized losses of below investment grade debt securities outside the closed block with a fair value of less than 80% of amortized cost totaled $125.8 million at December 31, 2008 ($39.9 million after offsets for taxes and deferred policy acquisition cost amortization). Of this amount, $10.5 million was below 80% of amortized cost for more than 12 months.

Unrealized losses of below investment grade debt securities held in the closed block with a fair value of less than 80% of amortized cost totaled $113.3 million at December 31, 2008 ($32.8 million after offsets for taxes, deferred policy acquisition costs and policy dividend obligation). Of this amount, $12.4 million was below 80% of amortized cost for more than 12 months.

The securities were considered to be temporarily impaired at December 31, 2008 as each of these securities had performed, and was expected to perform, in accordance with its original contractual terms, and because we had the ability and intent to hold these securities until they recover their value.

Other-Than-Temporary Impairments

Management exercised significant judgment with respect to certain securities in determining whether impairments were other than temporary. This included securities with $145.4 million ($42.2 million after offsets) of gross unrealized losses of 50% or more for which no other-than-temporary impairment was ultimately indicated. In making its assessments, management used a number of issuer-specific quantitative and qualitative assessments of the probability of receiving contractual cash flows, including the issue’s implied yields to maturity, cumulative default rate based on the issue’s rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing exposure, as well as fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. In addition to these reviews, management in each case assessed whether it was more likely than not that we would be required to sell it before recovery, up to and including maturity. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired.

8.

Investing Activities (continued)

In determining that the securities giving rise to the previously mentioned unrealized losses were not other-than-temporarily impaired, we considered and evaluated in our significant accounting policies described in Note 2 to these financial statements. In making these evaluations, we exercised considerable judgment. Accordingly, there can be no assurance that actual results will not differ from our judgments and that such differences may require the future recognition of other-than-temporary impairment charges that could have a material effect on our financial position and results of operations. In addition, the value of, and the realization of any loss on, a debt security or equity security is subject to numerous risks, including interest rate risk, market risk, credit risk and liquidity risk. The magnitude of any loss incurred by us may be affected by the relative concentration of our investments in any one issuer or industry. We have established specific policies limiting the concentration of our investments in any single issuer and industry and believe our investment portfolio is prudently diversified.

The three holdings at December 31, 2009 with the largest unrealized loss balance(s) which are temporarily impaired are:

•

Preferred Term Group – With a fair value of $22.1 million and an unrealized loss of $49.0 million, these are multi-class, cash flow CDOs. Phoenix Life invests in the senior tranches of the CDOs that can withstand significant immediate defaults before losing any principal. Due to the senior nature of our tranches, we expect that we will be able to collect cash flows sufficient to recover the entire cost basis of the security and, therefore, this issue does not merit an other-than-temporary impairment.

•

Farm Credit Bank of Texas – With a fair value of $14.5 million and an unrealized loss of $8.5 million, the Farm Credit Bank of Texas is a member of the Farm Credit System, a nationwide network of cooperatively owned financial institutions established by and subject to the provisions of the Federal Farm Credit Act. As a result, bank members receive the benefits of being a government sponsored entity (GSE). Membership provides reliable funding through Federal Farm Credit System on a joint and several basis and benefits from a $3.0 billion insurance fund. The bank has remained profitable through the current credit crisis and net charge-offs have remained negligible at 0.09% and, therefore, an other-than-temporary impairment is not warranted at this time.

•

LNR CDO Ltd 2002-1A DFX – With a fair value of $3.5 million and an unrealized loss of $8.5 million, this security is a seasoned, mezzanine tranche of an $800 million CMBS CDO originally rated A-/A-/A3 and currently rated BBB-/BBB+/Ba2 by Fitch/S&P/Moody’s respectively. Phoenix Life’s tranche of this security has a remaining average life of 2.25 years and is current on principal and interest. There are no indications that we will not receive 100% of contractual cash flows and, therefore, an other-than-temporary impairment is not required.

Corporate Debt Securities

Corporate debt securities make up approximately 41% of the unrealized loss balance. Of these securities with unrealized losses, approximately 57% are of investment grade quality. This asset class, in general, continues to experience depressed valuations despite high ratings, relatively low default rates, and continued ability to pay obligations.

Effective January 1, 2009, we adopted new accounting guidance for the recognition and presentation of other-than-temporarily impaired investments as described in Note 2 to these financial statements. Investments whose values are considered by us to be other-than-temporarily impaired are written down to fair value. The impairment amount is further separated into the amount related to credit losses, which is recorded as a charge to net realized investment losses included in our earnings, and the amount related to all other factors, which is recognized in other comprehensive income.

A credit-related loss impairment is determined by calculating the present value of the expected credit losses on a given security’s coupon and principal cash flows until maturity. The expected credit loss in a given period is equal to the security’s original cash flow for that period multiplied by the cumulative default rate and the loss severity. The resulting credit losses are then discounted at a default option adjusted yield (i.e., at the purchase Treasury yield embedded in the original book yield). The cumulative default rate in a given period is derived from the Moody’s 1920-2008 cumulative issuer-weighted default rate study using the worst credible observed cohorts. The loss severity rate is based on the Moody’s Loss Given Default (“LGD”) rate for a security’s LGD rating assigned by Moody’s. We consistently use the upper bound of the loss severity range for LGD rating and apply the default rate based on the remaining years to maturity. The non-credit related loss component is equal to the difference between the fair value of a bond and its impaired carrying value.

8.

Investing Activities (continued)

Fixed maturity other-than-temporary impairments recorded in 2009 were concentrated in mortgage-backed securities and corporate holdings. These impairments were driven primarily by significant rating downgrades and increased credit default rates. In our judgment, these credit events or other adverse conditions of the issuers have caused, or will most likely lead to, a deficiency in the contractual cash flows related to the investment. Therefore, based upon these credit events, we have determined that other-than-temporary impairments exist. Total impairments recognized through earnings related to such credit-related circumstances were $93.0 million in 2009.

Prospectively, we will account for the other-than-temporarily impaired security as if the debt security had been purchased on the impairment date, using an amortized cost basis equal to the previous cost basis less the amount of the credit loss impairment. We will continue to estimate the present value of future cash flows expected and, if significantly greater than the new cost basis, accrete the difference as interest income.

In addition to these credit-related impairments recognized through earnings, we impaired securities to fair value through other comprehensive loss. These impairments were driven primarily by market or sector credit spread widening or by a lack of liquidity in the securities. The amount of impairments recognized as an adjustment to other comprehensive loss due to these factors was $93.1 million in 2009.

The following table rolls forward the amount of credit losses recognized in earnings on debt securities held at the beginning of the period, for which a portion of the other-than-temporary impairment was also recognized in other comprehensive income.

Credit Losses Recognized in Earnings on Debt Securities:	Years Ended December 31,
($ in millions)	2009	2008

Debt securities credit losses, beginning of period	$(41.6)	$--
Add: Credit losses on other-than-temporary impairments not previously recognized	(39.4)	--
Less: Credit losses on securities sold	45.4	--
Less: Credit losses on securities impaired due to intent to sell	--	--
Add: Credit losses on previously impaired securities	(8.8)	--
Less: Increases in cash flows expected on previously impaired securities	--	--
Debt securities credit losses, end of period	$(44.4)	$--

Venture capital partnerships

Investment Activity in Venture Capital Partnerships:	Years Ended December 31,
($ in millions)	2009	2008	2007

Contributions	$29.5	$49.5	$59.5
Equity in earnings (loss) of partnerships	(25.6)	(4.5)	27.0
Distributions	(15.3)	(18.3)	(30.0)
Change in venture capital partnerships	(11.4)	26.7	56.5
Venture capital partnership investments, beginning of year	200.0	173.3	116.8
Venture capital partnership investments, end of year	$188.6	$200.0	$173.3

Amounts applicable to the closed block	$180.2	$188.5	$157.3

8.

Investing Activities (continued)

Other investments

Other Investments:	As of December 31,
($ in millions)	2009	2008

Transportation and other equipment leases	$47.6	$52.6
Mezzanine partnerships	176.2	174.8
Affordable housing partnerships	8.7	15.3
Derivative instruments (Note 12)	116.6	177.7
Mortgage loans	8.9	11.6
Real estate	34.9	42.4
Other interests	32.1	27.5
Other partnership interests(1)	111.2	111.6
Other investments	$536.2	$613.5

Amounts applicable to the closed block	$142.8	$153.3

———————

(1)

Represents primarily direct equity investments.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2009, our Life Companies had on deposit securities with a fair value of $53.8 million in insurance department special deposit accounts. Our Life Companies are not permitted to remove the securities from these accounts without approval of the regulatory authority.

Net investment income

Sources of Net Investment Income:	Years Ended December 31,
($ in millions)	2009	2008	2007

Debt securities	$647.6	$717.9	$766.4
Equity securities	0.4	4.3	8.2
Mortgage loans	0.7	1.0	1.7
Venture capital partnerships	(25.9)	(4.7)	27.0
Policy loans	183.6	187.0	179.5
Other investments	(14.1)	13.6	43.8
Fair value option investments	1.5	(7.6)	--
Other income	3.3	3.8	8.3
Cash and cash equivalents	0.3	6.1	15.2
Total investment income	797.4	921.4	1,050.1
Discontinued operations	(4.3)	(6.0)	(11.2)
Investment expenses	(15.5)	(20.3)	(21.2)
Net investment income, general account investments	777.6	895.1	1,017.7
Debt and equity securities pledged as collateral (Note 11)	--	7.9	15.7
Net investment income	$777.6	$903.0	$1,033.4

Amounts applicable to closed block	$457.8	$523.1	$571.6

For 2009, 2008 and 2007, net investment income was lower by $17.5 million, $15.7 million and $16.7 million, respectively, due to non-income producing debt securities. Of these amounts, $9.9 million, $10.3 million and $8.8 million, respectively, related to the closed block.

8.

Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2009	2008	2007

Total other-than-temporary debt impairments	$(184.7)	$--	$--
Portion of loss recognized in other comprehensive income	93.1	--	--
Net debt impairments recognized in earnings	$(91.6)	$--	$--

Debt security impairments	$(91.6)	$(224.0)	$(46.4)
Equity security impairments	(5.2)	(2.7)	(0.5)
Other investments impairments	(10.2)	(16.0)	(3.9)
Debt and equity securities pledged as collateral impairments	—	(2.3)	(0.8)
Impairment losses	(107.0)	(245.0)	(51.6)
Debt security transaction gains	38.3	8.1	21.9
Debt security transaction losses	(64.1)	(17.9)	(9.3)
Equity security transaction gains	2.2	13.4	12.5
Equity security transaction losses	--	(42.9)	(3.0)
Mortgage loan transaction gains (losses)	--	(0.1)	1.4
Venture capital partnership transaction gains (losses)	(3.6)	(3.0)	---
Affiliate equity security transaction gains	--	--	13.7
Real estate transaction gains	--	2.4	1.6
Real estate transaction losses	--	--	(0.2)
Debt and equity securities pledged as collateral gains	--	2.2	2.6
Debt and equity securities pledged as collateral losses	--	--	(0.8)
Other investments transaction gains	1.3	--	8.9
Other investments transaction losses	--	(1.0)	(4.9)
CDO deconsolidation	57.0	--	--
Net transaction gains (losses)	31.1	(38.8)	44.4
Realized gains (losses) on derivative assets and liabilities	(31.0)	6.3	(1.0)
Net realized investment gains (losses), excluding impairment losses	0.1	(32.5)	43.4
Net realized investment losses, including impairment losses	$(106.9)	$(277.5)	$(8.2)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2009	2008	2007

Debt securities	$1,360.2	$(1,545.2)	$(246.5)
Equity securities	(0.3)	(31.4)	1.2
Debt and equity securities pledged as collateral	--	(2.3)	(16.4)
Other investments	5.4	(2.9)	(1.6)
Net unrealized investment losses	$1,365.3	$(1,581.8)	$(263.3)

Net unrealized investment losses	$1,365.3	$(1,581.8)	$(263.3)
Applicable policyholder dividend obligation	(78.4)	128.0	121.5
Applicable deferred policy acquisition cost	(603.6)	709.3	63.4
Applicable deferred income tax benefit	(154.3)	213.0	20.6
Offsets to net unrealized investment losses	(836.3)	1,050.3	205.5
Net unrealized investment gains (losses) included in other comprehensive income (Note 15)	$529.0	$(531.5)	$(57.8)

8.

Investing Activities (continued)

Investing cash flows

Investment Purchases, Sales, Repayments and Maturities:	Years Ended December 31,
($ in millions)	2009	2008	2007

Debt security purchases	$(7,571.5)	$(4,750.6)	$(3,898.9)
Equity security purchases	(5.3)	(85.2)	(76.6)
Venture capital partnership investments	(29.1)	(49.5)	(60.0)
Other investments purchases	(220.8)	(440.2)	(159.7)
Investment purchases	$(7,826.7)	$(5,325.5)	$(4,195.2)

Debt securities sales	$6,815.1	$3,948.4	$2,903.5
Debt securities maturities and repayments	1,487.5	1,182.2	1,372.9
Equity security sales	2.3	172.1	68.6
Mortgage loan maturities and principal repayments	2.6	3.9	57.7
Venture capital partnership capital distributions	15.4	18.3	30.0
Real estate and other investments sales	106.7	400.7	119.9
Investment sales, repayments and maturities	$8,429.6	$5,725.6	$4,552.6

The maturities of general account debt securities and mortgage loans, by contractual sinking fund payment and maturity, as of December 31, 2009 are summarized in the following table. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, we have the right to put or sell certain obligations back to the issuers and we may refinance mortgage loans. Refinancing of mortgage loans was not significant during the three years ended December 31, 2009.

Maturities of General Account Debt Securities:	Maturities at
($ in millions)	Fair Value

Due in one year or less	$354.3
Due after one year through five years	2,164.9
Due after five years through ten years	2,687.0
Due after ten years	5,087.6
Total	$10,293.8

Issuer and Counterparty Credit Exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivatives contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Maximum exposure to an issuer or derivatives counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. We have an overall limit on below investment grade rated issuer exposure. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher.

As of December 31, 2009, we held derivatives with a fair value of $113.8 million. Derivative credit exposure was diversified with six different counterparties. The debt security exposure of these issuers was $130.8 million. Our maximum amount of loss due to credit risk with these issuers was $244.6 million. See Note 12 to these financial statements for more information regarding derivatives.

9.

Financing Activities

Indebtedness

Indebtedness at Carrying Value:	As of December 31,
($ in millions)	2009	2008

7.15% surplus notes	$174.1	$174.1
Total indebtedness	$174.1	$174.1

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.9 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York Insurance Law. The notes may be redeemed at our option at any time at the “make-whole” redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of our legal liabilities.

At December 31, 2008, Phoenix Life (together with The Phoenix Companies, the “Borrowers”) had a $100 million unsecured senior revolving credit facility. The facility was terminated effective March 12, 2009. As of the termination date, there were no borrowings on the facility.

Prior to the spin-off of our investment management business, Virtus Investment Partners, Inc. (“Virtus”) by The Phoenix Companies on December 31, 2008, Phoenix Life held an inter-company note receivable from Virtus, with a remaining principal balance of $33 million. In connection with the spin-off, Virtus repaid $13 million in principal and issued to Phoenix Life a new $20 million secured note to replace the $20 million remaining principal balance on the old note. The new note was issued at a market rate of interest and other arms-length terms and was paid in full in 2009.

Interest Expense on Indebtedness:	Years Ended December 31,
($ in millions)	2009	2008	2007

Interest expense incurred	$12.5	$12.5	$12.4
Interest paid	$12.5	$12.5	$12.4

Future minimum annual principal payments on indebtedness as of December 31, 2009 are $175.0 million in 2034.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in fee income. In 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Variable annuities

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described in the footnotes to the table below. We currently cede to reinsurers a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•

Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

•

Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB and GMIB, 200 stochastically generated scenarios were used.

Separate Account Investments of Account Balances of Contracts with Guarantees:	As of December 31,
($ in millions)	2009	2008

Debt securities	$661.2	$619.8
Equity funds	2,244.6	1,810.1
Other	99.5	135.7
Total	$3,005.3	$2,565.6

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2009
	Annuity	Annuity
	GMDB(1)	GMIB

Liability balance as of January 1, 2009	$9.9	$22.1
Incurred	5.4	(5.8)
Paid	(10.2)	--
Liability balance as of December 31, 2009	$5.1	$16.3

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2008
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2008	$3.2	$5.9
Incurred	11.7	16.2
Paid	(5.0)	--
Liability balance as of December 31, 2008	$9.9	$22.1

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2007
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2007	$32.2	$3.7
Incurred	(26.3)	2.2
Paid	(2.7)	--
Liability balance as of December 31, 2007	$3.2	$5.9

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in policy benefits, excluding policyholder dividends, on our statement of income. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (GMWB), a guaranteed minimum accumulation benefit (GMAB) and a guaranteed pay-out annuity floor (GPAF).

The GMWB rider guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The Combination Rider includes the GMAB and GMWB riders as well as the GMDB rider at the policyholder’s option.

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

As of December 31, 2009 and 2008, there was no reinsurance of the aggregate account value with the GMWB, GMAB and GPAF features. In order to minimize the volatility associated with the unreinsured liabilities, we have established an alternative risk management strategy. We began hedging our GMAB exposure in 2006 and GMWB exposure during fourth quarter 2007 using equity options, equity futures, swaps and swaptions. These investments are included in other investments on our balance sheet. Embedded derivative liabilities for GMWB, GMAB and GPAF are shown in the table below. There were no benefit payments made for the GMWB and GMAB during 2009 and 2008. There were benefit payments made of $0.6 million and $0.3 million for GPAF during 2009 and 2008, respectively.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2009	2008

GMWB	$3.8	$63.7
GMAB	19.5	52.8
GPAF	2.2	2.0
Total embedded derivatives	$25.5	$118.5

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Additional Insurance Benefits:		Net Amount	Average
($ in millions)	Account	at Risk after	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,097.4	$58.6	60
GMDB step up	1,611.8	222.9	61
GMDB earnings enhancement benefit (EEB)	49.2	1.4	61
GMDB greater of annual step up and roll up	32.8	10.0	64
Total GMDB at December 31, 2009	$2,791.2	$292.9

Combination Rider	$10.4		58
GMAB	417.9		55
GMIB	525.8		61
GMWB	592.6		60
GPAF	18.9		75
Total at December 31, 2009	$1,565.6

Additional Insurance Benefits:		Net Amount	Average
($ in millions)	Account	at Risk after	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,069.4	$184.6	60
GMDB step up	1,438.8	509.4	60
GMDB earnings enhancement benefit (EEB)	50.1	7.3	60
GMDB greater of annual step up and roll up	28.1	15.2	63
Total GMDB at December 31, 2008	$2,586.4	$716.5

Combination Rider	$5.3		59
GMAB	335.6		55
GMIB	464.1		60
GMWB	413.2		60
GPAF	18.5		75
Total at December 31, 2008	$1,236.7

With the return of premium the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With the EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With the greater of annual step up and annual roll up, the death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Universal life

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2009 and 2008, we held additional universal life benefit reserves in accordance with death benefit and other insurance benefit reserves of $89.4 million and $68.0 million, respectively.

11.

Investments Pledged as Collateral and Non-recourse Collateralized Obligations

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. The collateralized obligation trusts reside in bankruptcy remote special purpose entities (“SPEs”) for which we provide neither recourse nor guarantees. We consolidated two collateralized obligation trusts as of December 31, 2008 and 2007. As of December 31, 2008, we had no direct investment in the two consolidated collateralized obligation trusts. As of December 31, 2008, we had no direct investment in the two consolidated collateralized obligation trusts. As a result of management’s decision in the first quarter of 2009 to legally assign Virtus as the collateral manager, we performed an analysis of both of these CDOs and determined that we were no longer the primary beneficiary. Accordingly, we deconsolidated these two CDOs effective January 1, 2009, resulting in an increase to shareholders’ equity of $88.8 million for the year ended December 31, 2009, of which $57.0 million was recorded as a realized gain and $31.8 million was reflected as other comprehensive income, effectively reversing losses recorded in earnings and other comprehensive income in prior years. We earned investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest of $0.4 million, $0.5 million and $0.7 million for the years ended December 31, 2008, 2007 and 2006, respectively, related to these consolidated obligation trusts.

Fair Value and Cost of Debt and Equity Securities	As of December 31,
Pledged as Collateral:	2008
($ in millions)	Fair Value	Cost

Debt securities pledged as collateral	$148.0	$150.5
Equity securities pledged as collateral	--	0.1
Total debt and equity securities pledged as collateral	$148.0	$150.6

Cash and accrued investment income of $8.4 million at December 31, 2008.

11.

Investments Pledged as Collateral and Non-recourse Collateralized Obligations (continued)

Non-recourse collateralized obligations are comprised of callable collateralized obligations of $240.1 million and non-recourse derivative cash flow hedge liability of $5.1 million (notional amount of $170.7 million with a maturity of June 1, 2009) at December 31, 2008.

Gross and Net Unrealized Gains and Losses from	As of December 31,
Debt and Equity Securities Pledged as Collateral:	2008
($ in millions)	Gains	Losses

Debt securities pledged as collateral	$11.0	$(13.5)
Equity securities pledged as collateral	--	(0.1)
Total	$11.0	$(13.6)
Net unrealized losses		$(2.6)

Aging of Temporarily Impaired	As of December 31, 2008
Debt and Equity Securities	Less than 12 months		Greater than 12 months		Total
Pledged as Collateral:	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
($ in millions)	Value	Losses	Value	Losses	Value	Losses

Corporate	$11.8	$(1.4)	$--	$(0.1)	$11.8	$(1.5)
Mortgage-backed	17.3	(3.0)	8.1	(3.6)	25.4	(6.6)
Other asset-backed	9.5	(2.8)	2.0	(2.6)	11.5	(5.4)
Debt securities	38.6	(7.2)	10.1	(6.3)	48.7	(13.5)
Equity securities pledged as collateral	--	--	--	(0.1)	--	(0.1)
Total temporarily impaired securities pledged as collateral	$38.6	$(7.2)	$10.1	$(6.4)	$48.7	$(13.6)

Gross unrealized losses related to debt securities pledged as collateral whose fair value is less than the security’s amortized cost totaled $13.6 million at December 31, 2008. Gross unrealized losses on debt securities with a fair value less than 80% of the security’s amortized cost totaled $9.9 million at December 31, 2008. The majority of these debt securities are investment grade issues that continue to perform to their original contractual terms at December 31, 2008.

The amount of collateralized debt obligation-related derivative cash flow hedge ineffectiveness recognized through earnings for the years ended December 31, 2009, 2008 and 2007 was $0.0 million, $0.3 million and $0.8 million, respectively. See Note 8 to these financial statements for information on realized investment losses related to these collateralized debt obligations.

Effect of Consolidation (Deconsolidation) of	As of and for the
Collateralized Obligation Trusts:	Years Ended December 31,
($ in millions)	2009	2008	2007

Increase (decrease) in net income	$57.0	$(4.2)	$1.0
Increase (reduction) to stockholder’s equity	$88.8	$(88.8)	$(85.4)

The impact to net income in 2009 represents the realized gain recognized upon the deconsolidation of the CDOs in 2009. The above credits (charges) to net income (loss) and stockholder’s equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts. Upon maturity or other liquidation of the trusts, the fair value of the investments pledged as collateral will be used to settle the non-recourse collateralized obligations with any shortfall in such investments inuring to the third-party note and equity holders. To the extent there remains a recorded liability for non-recourse obligations after all the assets pledged as collateral are exhausted, such amount will be reduced to zero with a corresponding benefit to earnings. Accordingly, these investment losses and any future investment losses under this method of consolidation will ultimately reverse upon the maturity or other liquidation of the non-recourse collateralized obligations. These non-recourse obligations mature between 2011 through 2012 but contain call provisions. The call provisions may be triggered at the discretion of the equity investors based on market conditions and are subject to certain contractual limitations.

12.

Derivative Instruments

Derivative instruments

We use derivatives to manage certain risks in our general account portfolio as well as our insurance liabilities. Our derivatives generally do not qualify for hedge accounting treatment and are stated at fair value (market value) with changes in valuation reported in net realized capital gains/losses. Derivatives that are designated as hedges for accounting purposes are also stated at fair value. However, changes in the fair value of such derivatives are recorded in other comprehensive income, or net income, depending on the nature and effectiveness of the hedge.

Derivative Instruments Held in			As of December 31,
General Account:			2009		2008
($ in millions)	Notional
	Amount	Maturity	Asset	Liability	Asset	Liability
Non-Hedging Derivative Instruments
Interest rate swaps	$45.0	2018	$1.7	$0.5	$28.6	$1.6
Swaptions	100.0	2011	6.0	--	37.5	--
Put options	475.0	2014-2024	90.9	--	73.1	--
Call options	23.4	2010	5.3	0.8	1.2	--
Futures contracts	50.1	2010	12.0	--	25.6	--
	693.5		115.9	1.3	166.0	1.6
Hedging Derivative Instruments
Cross currency swaps	25.0	2012-2016	0.7	1.5	5.4	0.2
Futures contracts	--	—	--	--	6.3	--
	25.0		0.7	1.5	11.7	0.2
Total derivative instruments	$718.5		$116.6	$2.8	$177.7	$1.8

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our inforce liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

12.

Derivative Instruments (continued)

Equity Index Options

We use the following derivative contracts to hedge against market risks from changes in volatility, interest rates, and equity indices associated with our Life and Annuity products:

•

Equity index options, such as S&P 500 puts for the variable annuity guaranteed minimum living benefit (GMAB/GMWB) rider liabilities;

•

Equity index options, such as S&P 500 European calls for the Equity Index Universal Life (EIUL); and

•

Equity index options, such as S&P European, Asian and Binary calls for the Equity Index Annuity (EIA).

An equity index put option affords us the right to sell a specified equity index at the established price determined at the time the instrument was purchased. We may use short-dated options, which are traded on exchanges or use long-dated over-the-counter options, which require entering into an agreement with another party (referred to as the counterparty).

An equity index call option affords us the right to buy a specified equity index at the established price determined at the time the instrument was purchased. We used exact-dated options, which are traded over-the-counter with another party (referred to as the counterparty) to closely replicate the option payoff profile embedded in EIA and EIUL liabilities.

Cross Currency Swaps

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars.

Contingent Features

Certain of our derivative instruments contain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or even trigger a termination of existing derivatives and/or future derivative transactions.

During the twelve months ended December 31, 2009, our financial strength ratings fell below the specified threshold levels in certain agreements, and remained so at December 31, 2009. Consequently, the credit risk related contingent features of the instruments were triggered. Two of the counterparties that held positions of financed premiums requested immediate payment of the balance of the financed amounts, totaling $33.9 million. These amounts represented all the financed premium positions held, leaving all remaining derivative instruments fully paid.

As of December 31, 2009, we held no derivative instruments in a net liability position that were not fully offset by other derivative instruments with the same counterparty in a net asset position.

13.

Fair Value of Financial Instruments

ASC 820-10 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

13.

Fair Value of Financial Instruments (continued)

ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds, mortgage products, exchange-traded equities and exchange-traded corporate debt.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Securities classified within Level 3 include broker quoted investments, certain residual interests in securitizations and other less liquid securities. Most valuations that are based on brokers’ prices are classified as Level 3 due to a lack of transparency in the process they use to develop prices.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the financial instruments carried at fair value by ASC 820-10 valuation hierarchy (as described above).

Fair Values of Financial Instruments by Level:	As of December 31, 2009
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities	$311.3	$9,183.9	$798.6	$10,293.8
Available-for-sale equity securities	1.0	5.0	19.2	25.2
Derivative assets	--	116.6	--	116.6
Separate account assets	4,327.5	90.6	--	4,418.1
Fair value option investments	--	35.8	--	35.8
Total assets	$4,639.8	$9,431.9	$817.8	$14,889.5
Liabilities
Derivative liabilities	$--	$2.8	$25.5	$28.3
Total liabilities	$--	$2.8	$25.5	$28.3

Fair Values of Financial Instruments by Level:	As of December 31, 2008
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities	$223.9	$8,645.6	$941.8	$9,811.3
Available-for-sale equity securities	0.8	1.0	23.4	25.2
Derivative assets	--	177.7	--	177.7
Separate account assets	3,771.6	87.9	0.6	3,860.1
Debt and equity securities pledged as collateral	--	139.2	8.8	148.0
Fair value option investments	--	34.4	--	34.4
Total assets	$3,996.3	$9,085.8	$974.6	$14,056.7
Liabilities
Derivative liabilities	$--	$1.8	$118.5	$120.3
Total liabilities	$--	$1.8	$118.5	$120.3

13.

Fair Value of Financial Instruments (continued)

Carrying Amounts and Fair Values	As of December 31,
of Financial Instruments:	2009		2008
($ in millions)	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value

Cash and cash equivalents	$255.3	$255.3	$336.0	$336.0
Available-for-sale debt securities	10,293.8	10,293.8	9,811.3	9,811.3
Available-for-sale equity securities	25.2	25.2	25.2	25.2
Mortgage loans	8.9	8.7	11.6	11.1
Debt and equity securities pledged as collateral	--	--	148.0	148.0
Derivative financial instruments	116.6	116.6	177.7	177.7
Fair value option investments	35.8	35.8	34.4	34.4
Financial assets	$10,735.6	$10,735.4	$10,544.2	$10,543.7

Investment contracts	$1,342.7	$1,358.6	$1,616.6	$1,627.3
Non-recourse collateralized debt obligations	--	--	245.2	156.4
Indebtedness	174.1	82.2	174.1	133.5
Derivative financial instruments	28.3	28.3	120.3	120.3
Financial liabilities	$1,545.1	$1,469.1	$2,156.2	$2,037.5

Available-for-sale debt securities as of December 31, 2009 and 2008 are reported net of $67.3 million and $39.0 million of Level 2 investments included in discontinued assets on our balance sheet related to discontinued reinsurance operations.

Separate account assets as of December 31, 2009 and 2008 are reported net of $3,423.6 million and $4,070.1 million of Level 1 investments included in discontinued assets on our balance sheet related to PFG.

Fair value option investments also include a structured loan asset valued at $35.8 million as of December 31, 2009. We elected to apply the fair value option to this asset at the time of its acquisition. We purchased the asset to obtain principal protection without sacrificing earnings potential. Election of the fair value option allows current earnings recognition and is more consistent with management’s view of the security’s underlying economics. Changes in the fair value of this asset are included in net investment income.

We have an established process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, or are based on disorderly transactions or inactive markets, fair value is based upon internally developed models that use primarily market-based or independently-sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time. The majority of the valuations of Level 3 assets were internally calculated or obtained from independent third-party broker quotes.

13.

Fair Value of Financial Instruments (continued)

We determine fair value as the price received in an orderly transaction. Thus, we evaluate broker pricing indications, if available, to determine whether the weight of evidence indicates that markets are inactive, or transactions are disorderly. In order to determine whether the volume and level of activity for an asset or liability has significantly decreased, we compare current activity with normal market activity for the asset or liability. We may observe a notable decrease in the number of recent transactions, and the significant decline or absence of a market for new issuances for the security or a similar security. If we do receive a broker pricing indication, we look for substantiation, such as a significant increase in implied liquidity risk premiums, yields, or performance indications when compared to the expected cash flow analysis. We look to see if the pricing indications have varied substantially in a short amount of time where no fundamental event or occurrence has prompted the large variation, or if there is a significant increase in the bid-ask spread. We review published indexes that may have been historically highly correlated with the fair values that no longer are representative of an active market. For corporate positions, we utilize TRACE, for which published trade activity is made available, to assess trading activity levels. For other positions, we rely on many factors such as the observable flows through Bloomberg, trading levels and activity as reported by market participants, and industry publications that speak to trading volume and current market conditions. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if there has been a significant decrease in the volume and level of activity for an asset, or group of similar assets.

Similarly, in order to identify transactions that are not orderly, we take into consideration the activity in the market as stated above, because that can influence the determination and occurrence of an orderly transaction. In addition, we assess the period of the exposure to the market before measurement date to determine adequacy for customary marketing activities. Also, we look to see if it was marketed to a single or limited number of participants. We assess the financial condition of the seller, if available, to determine whether observed transactions may have been forced. If the trading price is an outlier when compared to similar recent transactions, we consider whether this is an indicator of a disorderly trade. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if the evidence suggests that a transaction or group of similar transactions is not orderly.

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value.

Structured Assets

For structured securities, we consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest cash flows relative to original cash flows. In addition, we apply reasonable management judgment to the probability of collectibility of all amounts due to us. After consideration is given to the available information relevant to the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data, and the financial condition of the issuer. Such factors as composite credit ratings, industry forecast and analyst reports and other relevant market data are also considered, similar to those we believe market participants would use. For securities which observable market data is available and substantiated, valuations are taken to the quoted fair value.

To determine fair values for certain structured, collateralized loan obligations (CLO) and collateralized debt obligation (CDO) assets for which current pricing indications either did not exist, or were based on inactive markets or sparse transactions, we utilize the following method.

13.

Fair Value of Financial Instruments (continued)

For CLO and CDO assets, fair value was determined based on projected cash flows under default, recovery, collateral prepayment, and reinvestment spread assumptions which reflect the underlying collateral’s actual default experience, collateral performance, assessment of the collateral manager’s ability to actively manage and effect portfolio credit decisions, 12-month trailing credit migration trends in the bank loan and corporate debt markets, and historical studies, where available. An appropriate discount rate was then applied, determined by using a rate composed of the current U.S. treasury rate, plus a current net credit spread derived from corporate bonds with the same credit rating, plus an additional spread for liquidity and structure relative to active markets, based on average life, and credit rating. In addition to the level of implied liquidity spreads embedded in broker pricing indications, current AAA-rated CLO spreads and liquidity spreads by rating, we also gave consideration to deal-specific characteristics, such as rating stability, credit subordination, collateral performance tests, collateral composition, collateral manager and default scenario sensitivity testing results to assess the available cushion against emergence of future losses.

Derivatives

Exchange-traded derivatives valued using quoted prices are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters. These positions are classified within Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps, options and credit default swaps.

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we will continually refine our pricing models to correlate more closely to the market risk of these instruments.

Retained Interest in Securitization

Retained interests in securitizations do not trade in an active, open market with readily observable prices. Accordingly, we estimate the fair value of certain retained interests in securitizations using discounted cash flow (“DCF”) models.

For certain other retained interests in securitizations (such as interest-only strips), a single interest rate path DCF model is used and generally includes assumptions based upon projected finance charges related to the securitized assets, estimated net credit losses, prepayment assumptions and contractual interest paid to third-party investors. Changes in the assumptions used may have a significant impact on our valuation of retained interests and such interests are, therefore, typically classified within Level 3 of the valuation hierarchy.

We compare the fair value estimates and assumptions to observable market data where available and to recent market activity and actual portfolio experience.

13.

Fair Value of Financial Instruments (continued)

Private Equity Investments

The valuation of non-public private equity investments requires significant management judgment due to the absence of quoted market prices, an inherent lack of liquidity and the long-term nature of such assets. Private equity investments are valued initially based upon transaction price. The carrying values of private equity investments are adjusted either upwards or downwards from the transaction price to reflect expected exit values as evidenced by financing and sale transactions with third parties, or when determination of a valuation adjustment is confirmed through ongoing reviews by senior investment managers. A variety of factors are reviewed and monitored to assess positive and negative changes in valuation including, but not limited to, current operating performance and future expectations of the particular investment, industry valuations of comparable public companies, changes in market outlook and the third-party financing environment over time. In determining valuation adjustments resulting from the investment review process, emphasis is placed on current company performance and market conditions. Private equity investments are included in Level 3 of the valuation hierarchy.

Private equity investments may also include publicly held equity securities, generally obtained through the initial public offering of privately held equity investments. Such securities are marked-to-market at the quoted public value less adjustments for regulatory or contractual sales restrictions. Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security.

Beneficial Interests Issued by Consolidated Variable Interest Entities (“VIEs”)

The fair value of beneficial interests issued by consolidated VIEs (beneficial interests) is estimated based upon the fair value of the underlying assets held by the VIEs. The valuation of beneficial interests does not include an adjustment to reflect our credit quality as the holders of these beneficial interests do not have recourse to our general credit. As the inputs into the valuation are generally based upon readily observable pricing information, the majority of beneficial interests used by consolidated VIEs are classified within Level 2 of the valuation hierarchy.

Separate Accounts

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security and short-term investments of Phoenix Life. Mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2.

Fair Value of Investment Contracts

For purposes of fair value disclosures, we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 150 basis points to determine the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

13.

Fair Value of Financial Instruments (continued)

Valuation of Embedded Derivatives

Guarantees that we make on certain variable annuity contracts, including GMAB and GMWB, meet the definition of an embedded derivative. These embedded derivatives are accounted for at fair valued using a risk neutral stochastic valuation methodology with changes in fair value recorded in earnings. The inputs to our fair value methodology include information derived from the asset derivatives market, including the volatility surface and the swap curve. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and policyholder behavior. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the above-described methodology as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“nonperformance risk”). In analyzing various alternatives to the CSA calculation, we determined that we could not use credit default swap spreads as there are no such observable instruments on Phoenix Life or its subsidiaries nor could we consistently obtain an observable price on the surplus notes issued by Phoenix Life, as the surplus notes are not actively traded. Therefore, when discounting the rider cash flows for calculation of the fair value of the liability, we calculated the CSA by using the Fair Market Sector Curve USD Finance (BBB) index that reflects the credit spread for financial services companies similar to the Company’s life insurance subsidiaries. This average credit spread is recalculated every quarter; therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation. The impact of the CSA at December 31, 2009 and 2008 was a reduction of $18.5 million and $46.8 million in the reserves associated with these riders, respectively.

Indebtedness

Fair value of indebtedness is based on quoted market prices.

Level 3 Financial Assets and Liabilities

The following table sets forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. For example, a hypothetical derivative contract with Level 1, Level 2 and significant Level 3 inputs would be classified as a Level 3 financial instrument in its entirety. Subsequently, even if only Level 1 and Level 2 inputs are adjusted, the resulting gain or loss is classified as Level 3. Further, Level 3 instruments are frequently hedged with instruments that are classified as Level 1 or Level 2 and, accordingly, gains or losses reported as Level 3 in the table below may be offset by gains or losses attributable to instruments classified in Level 1 or 2 of the fair value hierarchy.

Level 3 Financial Assets:	As of December 31, 2009
($ in millions)	Asset-			Common	Preferred		YTD
	Backed	Corporates	CMO	Stocks	Stocks	CDO	Assets

Balance, beginning of year	$229.7	$511.9	$177.5	$23.4	$23.3	$8.8	$974.6
Net purchases/(sales)	(10.0)	(138.7)	(0.6)	(2.2)	0.2	--	(151.3)
Transfers into Level 3(1)	8.1	171.1	2.2	1.1	0.2	--	182.7
Transfers out of Level 3(2)	(24.1)	(315.4)	(30.6)	--	--	(8.8)	(378.9)
Realized gains (losses)	(19.7)	(20.9)	(3.4)	(3.0)	(3.1)	--	(50.1)
Unrealized gains (losses) included in other comprehensive income (loss)	141.0	77.6	14.8	(0.2)	1.9	--	235.1
Amortization/accretion	0.6	2.5	2.6	--	--	--	5.7
Balance, end of year	$325.6	$288.1	$162.5	$19.1	$22.5	$--	$817.8
Portion of gain (loss) included in net loss relating to those assets/liabilities still held	$(18.6)	$(19.1)	$(4.5)	$(5.2)	$(3.1)	$--	$(50.5)

13.

Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2008
($ in millions)	Asset-			Common	Preferred		YTD
	Backed	Corporates	CMO	Stocks	Stocks	CDO	Assets

Balance, beginning of year	$463.3	$653.2	$317.6	$29.4	$22.5	$28.8	$1,514.8
Net purchases/(sales)	(35.2)	(69.6)	(38.7)	(5.4)	(0.1)	(22.4)	(171.4)
Transfers into Level 3(1)	160.8	415.8	36.8	1.0	17.3	6.6	638.3
Transfers out of Level 3(2)	(210.8)	(345.8)	(21.4)	--	(13.5)	--	(591.5)
Realized gains (losses)	(15.4)	(0.6)	(60.5)	0.9	(1.3)	--	(76.9)
Unrealized gains (losses) included in other comprehensive income (loss)	(132.6)	(141.7)	(58.7)	(2.5)	(1.6)	(4.2)	(341.3)
Amortization/accretion	(0.4)	0.6	2.4	--	--	--	2.6
Balance, end of year	$229.7	$511.9	$177.5	$23.4	$23.3	$8.8	$974.6
Portion of gain (loss) included in net loss relating to those assets/liabilities still held	$(29.2)	$(30.3)	$(76.7)	$(1.0)	$(1.3)	$(1.3)	$(139.8)

———————

(1)

Transfers into Level 3 for the years ended December 31, 2009 and 2008 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer applicable.

(2)

Transfers out of Level 3 for the years ended December 31, 2009 and 2008 primarily represent private securities for which reliable Level 2 input assumptions for valuation pricing became obtainable. In addition, there were significant sales of Level 3 assets.

Level 3 Financial Liabilities:	Years Ended December 31,
($ in millions)	2009	2008
	Embedded Derivatives

Balance, beginning of year	$118.5	$2.0
Net purchases/(sales)	--	--
Transfers into Level 3	--	--
Transfers out of Level 3	--	--
Realized (gains) losses	(93.0)	116.5
Unrealized (gains) losses included in other comprehensive loss	--	--
Amortization/accretion	--	--
Balance, end of year	$25.5	$118.5
Portion of (gain) loss included in net loss relating to those liabilities still held	$(93.0)	$116.5

14.

Income Taxes

Allocation of Income Taxes:	Years Ended December 31,
($ in millions)	2009	2008	2007

Income tax expense (benefit) applicable to:
Current	$(1.0)	$59.8	$5.1
Deferred	(18.0)	(152.5)	32.1
Continuing operations	(19.0)	(92.7)	37.2
Discontinued operations	2.8	1.2	--
Income tax expense (benefit)	(16.2)	(91.5)	37.2
Other comprehensive income (loss)	152.2	(210.6)	(20.9)
Comprehensive income (loss)	$136.0	$(302.1)	$16.3

Income taxes paid	$66.8	$6.0	$17.7

14.

Income Taxes (continued)

Effective Income Tax Rate:	Years Ended December 31,
($ in millions)	2009	2008	2007

Income (loss) from continuing operations before income taxes and minority interest	$(64.7)	$(233.0)	$177.0
Income tax expense (benefit) at statutory rate of 35%	(22.7)	(81.6)	62.0
Dividend received deduction	(2.2)	(4.8)	(4.3)
Low income housing tax credit	(2.5)	(3.5)	(4.1)
Valuation allowance increase (release)	34.5	--	(11.0)
Realized losses (gains) on available-for-sale securities pledged as collateral	(20.0)	1.5	(0.4)
State income taxes (benefit)	(1.1)	2.2	--
Tax interest	(0.1)	0.2	--
FIN 48 decrease	(9.3)	(6.5)	(2.0)
IRS audit settlements / adjustments	8.2	--	--
Other, net	(3.8)	(0.2)	(3.0)
Income tax expense (benefit) applicable to continuing operations	$(19.0)	$(92.7)	$37.2
Effective income tax rates	29.4%	39.8%	21.0%

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2009	2008
Deferred income tax assets
Future policyholder benefits	$212.3	$330.1
Unearned premiums / deferred revenues	103.7	108.8
Employee benefits	55.3	49.6
Investments	76.9	266.9
Net operating and capital loss carryover benefits	128.5	24.7
Foreign tax credits carryover benefits	14.6	13.4
General business tax credits	35.5	33.0
Other	--	--
Valuation allowance	(25.8)	(46.0)
Gross deferred income tax assets	601.0	780.5

Deferred tax liabilities
Deferred policy acquisition costs	(455.3)	(517.4)
Other	(9.7)	(0.3)
Gross deferred income tax liabilities	(465.0)	(517.7)
Deferred income tax assets	$136.0	$262.8

As of December 31, 2009, we performed our assessment of net deferred tax assets. Significant management judgment is required in determining the provision for income taxes and, in particular, any valuation allowance recorded against our deferred tax assets. We carried a valuation allowance of $25.8 million on $462.3 million of net deferred tax assets at December 31, 2009, due to uncertainties related to our ability to utilize the deferred tax assets. The amount of the valuation allowance has been determined based on our estimates of taxable income over the periods in which the deferred tax assets are expected to reverse.

We concluded that a valuation allowance on the remaining $136.0 million of deferred tax assets at December 31, 2009, was not required. Our methodology for determining the realizability of deferred tax assets involves estimates of future taxable income from our operations and consideration of available tax planning strategies and actions that could be implemented, if necessary, as well as the expiration dates and amounts of carryforwards related to net operating losses, capital losses, foreign tax credits and general business tax credits. These estimates are projected through the life of the related deferred tax assets based on assumptions that we believe to be reasonable and consistent with current operating results. Changes in future operating results not currently forecasted may have a significant impact on the realization of deferred tax assets.

As of December 31, 2009, we had deferred tax assets of $69.5 million and $58.9 million related to net operating and capital losses, respectively, for federal income tax purposes. The related federal net operating losses of $198.6 million are scheduled to expire between the years 2017 and 2029. The federal capital losses of $168.3 million are scheduled to expire in 2010 and 2014.

14.

Income Taxes (continued)

As of December 31, 2009, we had deferred income tax assets of $35.5 million related to general business tax credit carryovers, which are expected to expire between the years 2022 and 2029.

As of December 31, 2009, we had deferred income tax assets of $14.6 million related to foreign tax credit carryovers, which are expected to expire between the 2011 and 2017 tax years.

The Company does not anticipate that any event will result in a significant change in the existing balance of unrecognized tax benefits within 12 months. Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is a follows:

Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits:	2009	2008
($ in millions)
Balance, beginning of year	$8.7	$17.4
Reductions for tax positions of prior years	--	(6.6)
Settlements with taxing authorities	(8.6)	(2.1)
Balance, end of year	$0.1	$8.7

The entire amount of unrecognized tax benefits at December 31, 2009 would, if recognized, impact the annual effective tax rate upon recognition.

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increase to the unrecognized tax benefits that would have a significant impact on the financial position of the Company.

Together with The Phoenix Companies, Phoenix Life is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2006. During 2009, the Company resolved examinations issues for tax years 2004 and 2005. No material unanticipated assessments were incurred, and we adjusted our liability for uncertain tax positions accordingly.

On November 6, 2009, President Barack Obama signed into law the Worker, Homeownership, and Business Assistance Act of 2009 which includes, among other things, a provision allowing all businesses—except those that received funds under the Troubled Asset Relief Program—to elect a five-year carry back of net operating losses. The Act allows taxpayers to elect to increase the present-law carry back period for an applicable net operating loss from two years up to five years for taxable years ending after December 31, 2007. A taxpayer may elect an extended carry back period for only one taxable year. Based on the Company’s initial analysis of additional net operating loss carryback capacity, no additional benefit has been recorded for the period ending December 31, 2009.

15.

Other Comprehensive Income

Sources of Other Comprehensive Income:	Years Ended December 31,
($ in millions)	2009		2008		2007
	Gross	Net	Gross	Net	Gross	Net

Unrealized gains (losses) on investments	$1,244.9	$484.6	$(1,847.9)	$(615.5)	$(253.2)	$(45.8)
Net realized investment (gains) losses on available-for-sale securities included in net income	120.4	44.4	266.1	84.0	(10.1)	(12.0)
Net unrealized investment gains (losses)	1,365.3	529.0	(1,581.8)	(531.5)	(263.3)	(57.8)
Effect of deconsolidation of CDOs	31.8	31.8	--	--	--	--
Net unrealized foreign currency translation adjustment	--	--	0.6	0.4	1.4	0.9
Net unrealized derivative instruments gains (losses)	(6.1)	(4.0)	12.0	9.8	(1.1)	(0.3)
Other comprehensive income (loss)	1,391.0	$556.8	(1,569.2)	$(521.3)	(263.0)	$(57.2)
Applicable policyholder dividend obligation	78.4		(128.0)		(121.5)
Applicable deferred policy acquisition cost amortization	603.6		(709.3)		(63.4)
Applicable deferred income tax expense (benefit)	152.2		(210.6)		(20.9)
Offsets to other comprehensive income	834.2		(1,047.9)		(205.8)
Other comprehensive income (loss)	$556.8		$(521.3)		$(57.2)

Components of Accumulated Other Comprehensive Income:	As of December 31,
($ in millions)	2009		2008
	Gross	Net	Gross	Net

Unrealized losses on investments	$(330.3)	$(48.9)	$(1,659.7)	$(586.5)
Unrealized foreign currency translation adjustment and other	1.4	0.4	1.4	0.4
Other assets	31.8	31.8	--	--
Unrealized losses on derivative instruments	(28.5)	(12.2)	(22.4)	(8.2)
Accumulated other comprehensive loss	(325.6)	$(28.9)	(1,680.7)	$(594.3)
Applicable policyholder dividend obligation	(16.6)		(81.8)
Applicable deferred policy acquisition costs	(186.0)		(773.0)
Applicable deferred income tax benefit	(94.1)		(231.6)
Offsets to accumulated other comprehensive income	(296.7)		(1,086.4)
Accumulated other comprehensive loss	$(28.9)		$(594.3)

16.

Employee Benefit Plans and Employment Agreements

The Phoenix Companies provides most of its employees and those of its subsidiaries with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit pension plans covering our employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

The employee pension plan, covering substantially all of our employees, provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under all plans are a function of years of service and compensation. The employee pension plan is funded with assets held in a trust while the supplemental plans are unfunded. In December 2009, The Phoenix Companies announced that, effective March 31, 2010, all benefit accruals will be frozen under our funded and unfunded defined benefit plans.

16.

Employee Benefit Plans and Employment Agreements (continued)

In December 2009, The Phoenix Companies announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the company’s contribution to pre-65 retiree medical costs per participant will be reduced beginning with the 2011 plan year.

The funding requirements of The Phoenix Companies pension plan are dependent on interest rates and market performance. Significant assumptions made by The Phoenix Companies related to this plan include the discount rate and the long-term rate of return on plan assets. The discount rate assumption is developed using upon a yield curve approach comprised of bonds rated Aa or higher by Moody’s Investor Services or rated AA or higher by Standard & Poor’s with maturities between one and fifteen or more years. The long-term rate of return of plan assets is determined through modeling long-term returns and asset return volatilities.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $37.4 million, $15.1 million and $19.5 million for 2009, 2008 and 2007, respectively. Over the next 12 months, The Phoenix Companies expects to make contributions to the pension plans of which approximately $25.6 million will be allocated to us.

17.

Discontinued Operations

PFG Holdings, Inc.

In the fourth quarter of 2009, we were actively pursuing the sale of PFG Holdings, Inc. and its subsidiaries, including AGL Life Assurance Company. On January 4, 2010, we signed a definitive agreement to sell PFG to Tiptree Financial Partners, LP and expect the transaction to close in the second quarter of 2010. However, we cannot assure that the transaction will close or that the closing will occur at the currently anticipated time. This transfer of ownership is subject to regulatory approval. Because of the expected divestiture, we have determined that these operations should be reflected as discontinued operations. A loss of $22.7 million is estimated on the anticipated sale, of which we recognized $10.0 million and The Phoenix Companies holding company recognized $12.7 million.

The following table provides detailed information regarding the financial statement lines identified as discontinued operations.

Summarized Balance Sheet for PFG Holdings, Inc.:	As of December 31,
($ in millions)	2009	2008

Policy loans	$76.8	$58.2
Other assets	45.4	59.3
Separate account assets	3,423.6	4,070.1
Total assets	$3,545.8	$4,187.6

Policy liabilities and accruals and other liabilities	$108.1	$76.5
Separate account liabilities	3,423.6	4,070.1
Total liabilities	$3,531.7	$4,146.6

Assets shown above exclude $27.0 million of goodwill as of December 31, 2008 and present value of future profits of $8.5 million and $8.7 million as of December 31, 2009 and 2008, as these assets were recorded by The Phoenix Companies holding company at the time of initial acquisition.

17.

Discontinued Operations (continued)

Excluding minority interest of $0.5 million, we recognized a loss in discontinued operations of $11.4 million in 2009 which was primarily attributable to the loss on the anticipated sale.

Discontinued Reinsurance Operations

During 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business. A loss of $71.7 million was recognized in 2009 primarily related to adverse developments in the current year. See Note 21 to these financial statements for additional information on our discontinued reinsurance operations.

Sale of EMCO

During 2007, we sold 100% of the stock held by us in Emprendimiento Compartido S.A. (EMCO), an Argentine wholly-owned subsidiary. The net after-tax loss included in discontinued operations for the year ended December 31, 2007 was $3.5 million.

Adjustments Related to Prior Years

In the aggregate, a loss of $83.1 million was recognized on our discontinued operations in the current year. Included in this loss was approximately $14.4 million associated with the correction of errors dating back to 1999. We have assessed the impact of these errors on all prior periods and have determined that the errors were not material to any individual year during the intervening period.

18.

Phoenix Life Statutory Financial Information and Regulatory Matters

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

As of December 31, 2009, statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily as follows:

•

policy acquisition costs are expensed when incurred;

•

impairments on investments are based on different assumptions;

•

surplus notes are included in surplus rather than debt;

•

postretirement benefit expense allocated to Phoenix Life from The Phoenix Companies relate only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

•

life insurance reserves are based on different assumptions; and

•

deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital thresholds.

Phoenix Life requested as a permitted practice its intent to accelerate the admission of the remaining $13.7 million indemnity reserve related to Phoenix Life’s surplus notes into Phoenix Life’s statutory surplus as of December 31, 2008. The request was approved by the New York Department of Insurance on February 20, 2009.

18.

Phoenix Life Statutory Financial Information and Regulatory Matters (continued)

Statutory Financial Data:	As of or for the Years Ended December 31,
($ in millions)	2009	2008	2007

Statutory capital, surplus, and surplus notes	$517.2	$758.9	$848.1
Asset valuation reserve (“AVR”)	57.0	94.4	192.6
Statutory capital, surplus, surplus notes and AVR	$574.2	$853.3	$1,040.7
Statutory gain from operations	$29.2	$53.4	$115.2
Statutory net income (loss)	$(59.9)	$(82.3)	$80.0

New York Insurance Law requires that New York life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same risk-based capital requirements. Phoenix Life and each of its insurance subsidiaries’ risk-based capital was in excess of 200% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2009 and 2008.

Under New York Insurance Law, Phoenix Life is permitted to pay stockholder dividends to us in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life’s surplus to policyholders as of the immediately preceding calendar year or Phoenix Life’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid no dividends in 2009 and under the above formula is able to pay $29.2 million in dividends in 2010.

19.

Premises and Equipment

Premises and equipment are included in other general account assets in our balance sheet.

Cost and Carrying Value of Premises and Equipment:	As of December 31,
($ in millions)	2009		2008
		Carrying		Carrying
	Cost	Value	Cost	Value

Real estate	$89.7	$27.7	$89.7	$29.0
Equipment	234.7	35.7	229.2	55.2
Premises and equipment cost and carrying value	324.4	$63.4	318.9	$84.2
Accumulated depreciation and amortization	(261.0)		(234.7)
Premises and equipment	$63.4		$84.2

Depreciation and amortization expense for premises and equipment for 2009, 2008 and 2007 totaled $26.3 million, $13.1 million and $12.8 million, respectively. Depreciation and amortization expense for 2009 includes $13.5 million of impairments associated with capitalized costs, including certain software components no longer utilized.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $2.2 million, $2.2 million and $3.0 million in 2009, 2008 and 2007, respectively. Future minimum rental payments under non-cancelable operating leases were $25.2 million as of December 31, 2009, payable as follows: 2010, $2.9 million; 2011, $2.3 million; 2012, $1.9 million; 2013, $1.9 million; 2014, $1.9 million; and thereafter, $14.3 million. These obligations include amounts for leased property of our discontinued operations of $0.4 in 2009, $0.4 in 2010 and $0.1 in 2011.

20.

Related Party Transactions

Capital Contributions

We received capital contributions from The Phoenix Companies of $7.5 million in cash during the year ended December 31, 2009 and $15.2 million in settlement of an intercompany payable during the year ended December 31, 2008.

Facility and Services Contracts

Phoenix Life has contracts to provide services and facilities to various subsidiaries of The Phoenix Companies. Expenses incurred by Phoenix Life related to services and facilities are allocated to, and subsequently reimbursed by, the respective subsidiaries. Allocated expenses and payable balances related to these contracts with affiliates are as follows:

•

Expenses allocated to Phoenix Life Solutions were $0.2 million, $1.8 million and $0.7 million for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0 and $0.1 million as of December 31, 2009 and 2008, respectively.

•

Expenses allocated to The Phoenix Companies holding company were $17.5 million, $36.5 million and $12.5 million for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0.8 million and $4.5 million as of December 31, 2009 and 2008, respectively.

•

Expenses allocated to Saybrus Partners were $0.5 million for the year ended December 31, 2009 and $0 in prior years. Amounts payable to Phoenix Life were $0.5 million and $0 as of December 31, 2009 and 2008, respectively. This receivable was settled in the first quarter of 2010.

•

Expenses allocated to Goodwin Capital Advisors, Inc. were $14.9 million and $0 and $0 for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $1.5 million and $0 as of December 31, 2009 and 2008, respectively.

•

Expenses allocated to Virtus Investment Partners, Inc. were $0, $23.4 million and $26.8 million for the years ended December 31, 2009, 2008 and 2007, respectively. Amounts payable to Phoenix Life were $0 and $0.7 million as of December 31, 2009 and 2008, respectively.

Other Related Party Transactions

Goodwin Capital Advisers, Inc. (“Goodwin”), an indirect wholly-owned subsidiary of The Phoenix Companies, provides investment advisory services to us for a fee. Investment advisory fees incurred by us under this arrangement were $7.7 million, $10.0 million and $9.2 million for 2009, 2008 and 2007, respectively. Amounts payable to Goodwin were $1.6 million and $0.0 million, as of December 31, 2009 and 2008, respectively.

Effective in 2009, Phoenix Equity Planning Corporation (“PEPCO”), an indirect wholly-owned subsidiary of The Phoenix Companies, is the principal underwriter of Phoenix Life’s variable life and annuity contracts. Prior to December 31, 2008, Virtus Investment Partners, Inc., a former affiliate, served as the principal underwriter of our variable life and annuity contracts. Commissions paid by Phoenix Life were $21.1 million, $59.2 million and $60.0 million for the years ended December 31, 2009, 2008 and 2007, respectively. We pay commissions on behalf of PHL Variable Insurance Company and Phoenix Life and Annuity Company. There were no amounts payable from Phoenix Life and Annuity Company as of December 31, 2009 and 2008.

State Farm Mutual Automobile Insurance Company (State Farm) is currently the owner of record of more than 5% of The Phoenix Companies outstanding common stock. In 2009, 2008 and 2007, we incurred $29.3 million, $73.9 million and $62.3 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

21.

Contingent Liabilities

PFG Holdings, Inc.

In 2003, we acquired the remaining interest in PFG Holdings, Inc. (“PFG”), the holding company for our private placement operation. This transaction increased our ownership in PFG to 71% while The Phoenix Companies holding company’s minority interest in PFG remained at 29%. In November 2007, we amended the original purchase agreement to extend the term for achievement of performance targets related to additional purchase consideration through the end of 2009 and to establish a more objective mechanism to value PFG and calculate the final amount of contingent consideration. As of December 31, 2009, the performance targets that required additional cash payments were not achieved and no remaining obligation existed relating to the purchase agreement.

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

Regulatory Matters

State regulatory bodies, the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of The Phoenix Companies, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

For example, we participate in a workers’ compensation reinsurance pool formerly managed by Unicover Managers, Inc. (Unicover). The pool ceased accepting new risks in early 1999. Further, we were a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool. We have been involved in disputes relating to the activities of Unicover. These disputes have been substantially resolved or settled.

21.

Contingent Liabilities (continued)

Our discontinued group accident and health reinsurance operations also include other (non-Unicover) workers’ compensation reinsurance contracts and personal accident reinsurance contracts, including contracts assumed in the London market. We are engaged in arbitrations, disputes or investigations with several ceding companies over the validity of, or amount of liabilities assumed under, their contracts. These arbitrations, disputes and investigations are in various stages.

We bought retrocessional reinsurance for a significant portion of our assumed reinsurance liabilities. Some of the retrocessionaires have disputed the validity of, or amount of liabilities assumed under, their contracts with us. Most of these disputes with retrocessionaires have been resolved or settled. The remaining arbitrations and disputes are at various stages.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

During 2009, we received and evaluated additional claims information that became available from certain ceding companies. We also resolved a dispute with a ceding company that had been the subject of arbitration and commuted certain contracts with other ceding companies. Based on management’s best estimate, we increased reserves and recorded a pre-tax charge of $71.7 million in discontinued operations. Our total net reserves are $60.7 million as of December 31, 2009.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as well as the lack of sufficient claims information, the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on our consolidated financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our consolidated results of operations or cash flows in particular quarterly or annual periods.

22.

Other Commitments

During 2008, we announced an agreement under which Electronic Data Systems (EDS) will continue managing technology infrastructure and software applications through 2015. Our total investment in business technology with EDS, including the value of the new agreement, will be $129.0 million from January 2009 through December 2015.

During the normal course of business, Phoenix Life enters into agreements to fund venture capital partnerships and to purchase private placement investments. As of December 31, 2009, the Company had committed $293.7 million under such investments, of which $95.6 million is expected to be disbursed by December 31, 2010.

In connection with the sale of certain venture capital partnerships, we issued a guarantee with respect to the outstanding unfunded commitments related to the partnerships that were sold. As of December 31, 2009, we have funded $6.7 million under such guarantees and have established a receivable from the respective partnership for such amounts. To the best of our knowledge, we believe these amounts to be fully collectible. There remains $5.7 million of unfunded commitments subject to this guarantee.

23.

Subsequent Events

We evaluated events subsequent to December 31, 2009 and through April 28, 2010, the date of issuance of these consolidated financial statements. We have determined there have been no events that have occurred that would require adjustments to our consolidated financial statements. Significant events requiring additional disclosure are as follows:

On January 13, 2010, A.M. Best Company, Inc. downgraded our financial strength rating from B++ to B+ and maintained its negative outlook.

On February 12, 2010, Standard & Poor’s downgraded our financial strength rating from BB to BB- and maintained its negative outlook.